8As filed with the U.S. Securities and Exchange Commission on March 29, 2011
File No. 333-53450
File No. 811-10267

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 23	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 24	[X]
(Check appropriate box or boxes.)

GPS FUNDS I
(Exact Name of Registrant as Specified in Charter)

2300 Contra Costa Boulevard, Suite 425
Pleasant Hill, CA 94523-3967
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 664-5345

Carrie Hansen
2300 Contra Costa Boulevard, Suite 425
Pleasant Hill, CA 94523-3967
(Name and Address of Agent for Service)
Please send copies of all communications to:

Michael P. O'Hare, Esq.
Stradley, Ronon, Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

____ immediately upon filing pursuant to paragraph (b)
____ on (date) pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ on (date) pursuant to paragraph (a)(1)
_ X_ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Investment Advisor
Genworth Financial Wealth Management, Inc.

Prospectus

April 1, 2011

GuideMarkSM Large Cap Growth Fund
Service Shares (Ticker: GMLGX)
Institutional Shares (Ticker: GILGX)

GuideMarkSM Large Cap Value Fund
Service Shares (Ticker: GMLVX)
Institutional Shares (Ticker: GILVX)

GuideMarkSM Small/Mid Cap Core Fund
Service Shares (Ticker: GMSMX)
Institutional Shares (Ticker: GISMX)

GuideMarkSM World ex-US Fund
Service Shares (Ticker: GMWEX)
Institutional Shares (Ticker: GIWEX)

GuideMarkSM Tax-Exempt Fixed Income Fund
Service Shares (Ticker: GMTEX)
Institutional Shares (Ticker: GITFX)

GuideMarkSM Core Fixed Income Fund
Service Shares (Ticker: GMCOX)
Institutional Shares (Ticker: GICFX)

GuideMarkSM Opportunistic Equity Fund  Company
Service Shares (Ticker: GMOPX)
Institutional Shares (Ticker: GIOEX)

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds.  The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

I # 1041977 v.14

Table of Contents

SUMMARY SECTION	1
GUIDEMARKSM LARGE CAP GROWTH FUND	1
GUIDEMARKSM LARGE CAP VALUE FUND	5
GUIDEMARKSM SMALL/MID CAP CORE FUND	9
GUIDEMARKSM WORLD EX-US FUND	14
GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND	19
GUIDEMARKSM CORE FIXED INCOME FUND	24
GUIDEMARKSM OPPORTUNISTIC EQUITY FUND	29
MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS	33
OTHER INVESTMENTS	42
MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTMENT	43
TEMPORARY DEFENSIVE POSITIONS	47
PORTFOLIO TURNOVER	47
DISCLOSURE OF PORTFOLIO HOLDINGS	47
MANAGEMENT OF THE FUNDS	47
VALUATION OF FUND SHARES	56
PURCHASING FUND SHARES	57
SELLING (REDEEMING) FUND SHARES	57
EXCHANGE PRIVILEGE	58
MARKET TIMING POLICY	58
DISTRIBUTION OF FUND SHARES	59
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS	59
DIVIDENDS, DISTRIBUTIONS AND TAXES	59
OTHER INFORMATION	61
INDEX DESCRIPTIONS	61
FINANCIAL HIGHLIGHTS	64
PRIVACY POLICY	PP-1

SUMMARY SECTION

GUIDEMARKSM LARGE CAP GROWTH FUND

Investment Objective
GuideMarkSM Large Cap Growth Fund (the “Fund”) seeks capital appreciation over the long term.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.53%	0.28%
Administrative Service Fee	0.25%	0.00%
All Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses*	1.48%	0.98%
*
Please note the Fund expense ratio shown above differs from the expense ratio in the “Financial Highlights” section of the Prospectus,  because the “Financial Highlights” shows expense ratio information that includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$151	$468	$808	$1,768
Institutional Shares	$100	$312	$542	$1,201

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, when managed using a different strategy, the Fund’s portfolio turnover rate was 69.83% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of large capitalization companies.  The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000 Index.

The Fund invests primarily in common stocks of growth-oriented companies.  Growth-oriented companies generally have, among other factors, higher price-to-book ratios, higher forecasted growth values, and lower dividend yields relative to the broader market.

The Fund may invest up to 15% of its total assets in American Depositary Receipts (“ADRs”) of foreign companies, including companies domiciled in emerging markets.  ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of the company.  The characteristics that the sub-advisor may consider in evaluating a company include the company’s business environment, market share, management, expansion plans, balance sheet, income statement, anticipated earnings, revenue and other measures of value.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund. The following risks could affect the value of your investment in the Fund:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Foreign Securities Risk:  The risks of investing in ADRs can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to April 1, 2011, different sub-advisors managed portions of the Fund.  In addition, the Fund previously used different investment strategies.  The performance set forth above is attributable to the previous sub-advisors (partially) and investment strategies.

GUIDEMARKSM LARGE CAP GROWTH FUND – SERVICE SHARES
Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Q 2	2003	15.88%
Worst Quarter:	Q 4	2008	-24.41%

Average Annual Total Returns	Periods Ended December 31, 2010
	One Year	Five Years	Since Inception (6/29/2001)
Large Cap Growth Fund
Return Before Taxes	16.94%	0.36%	0.14%
Return After Taxes on Distributions	16.94%	0.12%	0.01%
Return After Taxes on Distributions and Sale of Fund Shares	11.01%	0.30%	0.11%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	1.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Wellington Management Company, LLP (“Wellington Management”) is the sub-advisor for the Fund.

Portfolio Manager: The Fund’s investment decisions are made by the following portfolio manager:

Portfolio Manager	Position with Wellington Management	Length of Service to the Fund

Paul E. Marrkand, CFA	Senior Vice President and Equity Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Fund.

Tax Information:  The Fund’s distributions are taxable and may be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

GUIDEMARKSM LARGE CAP VALUE FUND

Investment Objective
GuideMarkSM Large Cap Value Fund (the “Fund”) seeks capital appreciation over the long term.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.51%
Administrative Service Fees	0.25%	None
All Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses*	1.46%	0.96%
*
Please note the Fund expense ratio shown above differs from the expense ratio in the “Financial Highlights” section of the Prospectus, because the “Financial Highlights” shows expense ratio information that includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$149	$462	$797	$1,746
Institutional Shares	$98	$306	$531	$1,178

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, when managed using a different strategy, the Fund’s portfolio turnover rate was 26.85% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of large capitalization companies.  The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000 Index.

The Fund invests primarily in common stocks of value-oriented companies.  Value-oriented companies generally have, among other factors, lower price-to-book ratios, lower forecasted growth values and higher dividend yields relative to the broader market.

The Fund may invest up to 15% of its total assets in American Depositary Receipts (“ADRs”) of foreign companies.  ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.The Fund also may invest in certain types of exchange-traded derivative instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets.  The types of derivatives in which the Fund may invest include futures, forwards and other similar instruments.

The sub-advisor selects stocks of companies that it believes are undervalued relative to other companies in that particular company’s industry or the market, and in light of certain characteristics of the company.  The characteristics that the sub-advisor may consider in evaluating a company generally include the company’s price-to-book ratio, price-to-earnings ratio, dividend yield, projected earnings growth and profitability.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund. The following  risks could affect the value of your investment in the Fund:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s sub-advisor believes are their full value.

Foreign Securities Risk:  The risks of investing in ADRs can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures, forward contracts and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to April 1, 2011, different sub-advisors managed the Fund.  In addition, the Fund previously used different investment strategies.  The performance set forth above is attributable to the previous sub-advisors and investment strategies.

GUIDEMARKSM LARGE CAP VALUE FUND – SERVICE SHARES
Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Q 2	2003	22.63%
Worst Quarter:	Q 4	2008	-26.69%

Average Annual Total Returns	Period Ended December 31, 2010
	One Year	Five Years	Since Inception (6/29/2001)
Large Cap Value Fund
Return Before Taxes	11.41%	-2.13%	0.85%
Return After Taxes on Distributions	10.96%	-2.94%	0.25%
Return After Taxes on Distributions and Sale of Fund Shares	7.42%	-1.78%	0.70%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is the sub-advisor for the Fund.

Portfolio Manager: The Fund’s investment decisions are made by the following portfolio manager:

Portfolio Manager	Position with Barrow Hanley	Length of Service to the Fund

Mark Giambrone	Managing Director	Since 2011

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Fund.

Tax Information:  The Fund’s distributions are taxable and may be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

GUIDEMARKSM SMALL/MID CAP CORE FUND

Investment Objective
GuideMarkSM Small/Mid Cap Core Fund (formerly, AssetMark Small/Mid Cap Value Fund) (the “Fund”) seeks capital appreciation over the long term.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.55%	0.30%
Administrative Service Fees	0.25%	None
All Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses*	1.55%	1.05%
*
Please note the Fund expense ratio shown above differs from the expense ratio in the “Financial Highlights” section of the Prospectus, because the “Financial Highlights” shows expense ratio information that includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$158	$490	$845	$1,845
Institutional Shares	$107	$334	$579	$1,283

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, when managed using a different strategy, the Fund’s portfolio turnover rate was 52.31% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of small-to-medium capitalization companies.  The Fund considers “small-to-medium capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 2500 Index.

The Fund invests primarily in common stocks of small and medium capitalization companies.  The Fund also may invest up to 10% of its total assets in American Depositary Receipts (“ADRs”) of foreign companies.  ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.The Fund may invest in certain types of exchange-traded derivative instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets.   The types of derivatives in which the Fund may invest include futures, forwards and other similar instruments.

The sub-advisor manages the Fund using a team-managed strategy that focuses on specialization across the equity markets and throughout the investment process.  The sub-advisor uses sector weightings that are controlled relative to the weight of each sector in the Fund’s benchmark index.  Within each sector, the sub-advisor uses a fundamental, bottom-up research approach to identify companies that the sub-advisor believes present the greatest investment opportunities.  These sector-focused portions are aggregated to comprise the Fund’s portfolio.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund. The following risks could affect the value of your investment in the Fund:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Foreign Securities Risk:  The risks of investing in ADRs can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s sub-advisor believes are their full value.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures, forward contracts and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause the Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to April 1, 2011, different sub-advisors managed the Fund.  In addition, the Fund previously used different investment strategies.  The performance set forth above is attributable to the previous sub-advisors and investment strategies.

GUIDEMARKSM SMALL/MID CAP CORE FUND – SERVICE SHARES
Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Q 2	2009	22.11%
Worst Quarter:	Q 4	2008	-19.02%

Average Annual Total Returns	Period Ended December 31, 2010
	One Year	Five Years	Since Inception (6/29/2001)
Small/Mid Cap Core Fund
Return Before Taxes	25.55%	1.96%	5.25%
Return After Taxes on Distributions	25.55%	0.80%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	16.61%	1.41%	4.38%
Russell 2500™ Index* (reflects no deduction for fees, expenses or taxes)	26.71%	4.86%	6.93%
Russell 2500™ Value Index* (reflects no deduction for fees, expenses or taxes)	24.82%	3.85%	8.14%
Russell Midcap® Value Index* (reflects no deduction for fees, expenses or taxes)	24.75%	4.08%	8.14%

*  As of April 1, 2011, the Fund has selected the Russell 2500 Index to serve as its benchmark index to reflect its new investment strategies and sub-advisor.  The Russell 2500™ Value Index and Russell Midcap® Value Index no longer serve as the Fund’s benchmark indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor for the Fund.

Portfolio Manager: The Fund’s investment decisions are made by a team of investment professionals:

Portfolio Manager	Position with Pyramis	Length of Service to the Fund

John Power	Senior Vice President, US Equities; Team Leader	Since 2011

Robert Bao	Sector Portfolio Manager	Since 2011

Andrew Burzumato	Sector Portfolio Manager	Since 2011

Thorsten Becker	Sector Portfolio Manager	Since 2011

Jody Simes	Sector Portfolio Manager	Since 2011

Vincent Rivers	Sector Portfolio Manager	Since 2011

Arun Daniel	Sector Portfolio Manager	Since 2011

Chandler Willett	Sector Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Fund.

Tax Information:  The Fund’s distributions are taxable and may be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

GUIDEMARKSM WORLD EX-US FUND

Investment Objective
GuideMarkSM World ex-US Fund (formerly, AssetMark International Equity Fund) (the “Fund”) seeks capital appreciation over the long term.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.34%
Administrative Service Fees	0.25%	None
All Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses*	1.54%	1.04%
*
Please note the Fund expense ratio shown above differs from the expense ratio in the “Financial Highlights” section of the Prospectus, because the “Financial Highlights” shows expense ratio information that includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$157	$486	$839	$1,834
Institutional Shares	$106	$331	$574	$1,271

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.33% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.  The Fund will invest primarily in equity securities incorporated or traded outside the United States.  Generally, the Fund’s assets will be invested in securities of companies located in developed and emerging market countries, with regional exposures being neutral relative to the Fund’s benchmark.  The Fund will, under normal circumstances, invest in a minimum of three countries outside of the United States.

The Fund’s investments in equity securities may include common stocks, real estate investment trusts (“REITs”), unit stocks, stapled securities, exchange-traded funds and preferred stocks of companies of any size capitalization.  The Fund also may invest in depositary receipts, including American Depository Receipts (“ADRs”) of foreign companies and Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund also may invest in certain types of derivative instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies.  The types of derivatives in which the Fund may invest include futures, forward and other similar instruments.  The Fund may engage in currency futures and currency forwards for the purpose of hedging exposures within the Fund to non-dollar-denominated assets.  In general, the use of currency derivatives for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance.

The sub-advisor manages the Fund using an optimized strategy that focuses on specialization across the equity markets. The sub-advisor seeks to control sector and country exposures relative to the weight of each sector and country in the Fund’s benchmark index and maintain regional neutrality. Within each sector, the sub-advisor uses a fundamental, bottom-up research approach to identify companies that the sub-advisor believes present the greatest investment opportunities.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The following risks could affect the value of your investment in the Fund:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Foreign Securities Risk:  The risks of investing in ADRs, GDRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include future forward contracts and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.  In addition, the use of currency derivatives may not match or fully offset changes in the value of the underlying non-dollar-

denominated or bank assets, thereby failing to achieve, to an extent, the original purpose for using the currency derivatives.

Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause the Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

Real Estate Risk:  The value of REITs may be affected by risks similar to those associated with direct ownership of real estate.   Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Prior to April 1, 2011, different sub-advisors managed the Fund.  In addition, the Fund previously used different investment strategies.  The performance set forth above is attributable to the previous sub-advisors and investment strategies.

GUIDEMARKSM WORLD EX-US FUND – SERVICE SHARES
Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Q 2	2009	21.21%
Worst Quarter:	Q 3	2008	-23.21%

Average Annual Total Returns	Period Ended December 31, 2010
	One Year	Five Years	Since Inception (6/29/2001)
World ex-US Fund
Return Before Taxes	0.42%	-1.98%	2.55%
Return After Taxes on Distributions	0.39%	-2.97%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	0.82%	-1.42%	2.42%
MSCI All Country World ex-US Index* (reflects no deduction for fees, expenses or taxes)	13.17%	5.59%	8.51%
MSCI EAFE® Index* (reflects no deduction for fees, expenses or taxes)	8.21%	2.94%	5.86%

*     As of April 1, 2011, the Fund has selected the MSCI All Country World ex-US Index (ACWI) to serve as its benchmark index to reflect its new investment strategies and sub-advisor.  The MSCI EAFE® Index no longer serves as the Fund’s benchmark index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisor
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor for the Fund.

Portfolio Manager: The Fund’s investment decisions are made by the following portfolio manager:

Portfolio Manager	Position with Pyramis	Length of Service to the Fund

César E. Hernandez, CFA	Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Fund.

Tax Information:  The Fund’s distributions are taxable and may be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND

Investment Objective
GuideMarkSM Tax-Exempt Fixed Income Fund (the “Fund”) seeks to provide current income exempt from federal income tax.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.26%
Administrative Service Fees	0.25%	None
All Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.26%	0.76%

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$128	$400	$692	$1,523
Institutional Shares	$78	$243	$422	$942

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.44% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in municipal fixed income securities, the interest on which is generally exempt from federal income tax and not subject to the alternative minimum tax.

The Fund primarily invests its assets in municipal securities that are investment grade (i.e., rated within one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by the Fund’s sub-advisor if the security is unrated).  The Fund may, to a lesser extent, invest in lower-rated municipal securities.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax.

The Fund has the ability to invest in all maturities, but will generally invest in intermediate- to long-term municipal securities.  Intermediate-term municipal securities are those securities that generally mature within three to ten years.  Long-term municipal securities generally mature some time after ten years.  The average dollar-weighted portfolio maturity of the portfolio is expected to be maintained between three and fifteen years.  Some of the securities in the Fund’s portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisors.  Each sub-advisor uses its own proprietary research and securities selection processes to manage its allocated portion of the Fund’s assets.  The Fund is designed to allow sub-advisor’s to invest in the broad municipal securities market while seeking to maintain the Fund’s duration within a relatively close range to the duration of the Fund’s benchmark index.  Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates.  The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The following risks could affect the value of your investment in the Fund:

Municipal Securities Risk:  The Fund is subject to municipal securities risks.  The ability of the Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Fund invests could negatively impact the Fund.

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decrease in the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

Tax Risk:  The Fund is subject to tax risks.  The Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds.  Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income.  Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the liquidity and marketability of municipal obligations, which could in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Maturity Risk:  The Fund is subject to maturity risks.  The Fund generally invests in municipal securities with intermediate- to long-term maturities.  Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that the Fund would like to buy or sell the security.  This may cause the Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND – SERVICE SHARES
Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Q 3	2009	7.53%
Worst Quarter:	Q 4	2010	-4.65%

Average Annual Total Returns	Period Ended December 31, 2010
	One Year	Five Years	Since Inception (6/29/2001)
Tax-Exempt Fixed Income Fund
Return Before Taxes	1.82%	2.81%	3.25%
Return After Taxes on Distributions	1.80%	2.57%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	2.61%	3.03%
Barclays Capital U.S. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	4.09%	4.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisors
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Delaware Management Company (“DMC”) and Nuveen Asset Management, LLC (“NAM”) are the sub-advisors for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with DMC	Length of Service to the Fund

Joseph R. Baxter	Senior Vice President, Head of Municipal Bond Department and Senior Portfolio Manager	Since 2006
Stephen J. Czepiel	Senior Vice President and Senior Portfolio Manager	Since 2006

Portfolio Manager	Position with NAM	Length of Service to the Fund

Martin J. Doyle, CFA	Managing Director and Senior Portfolio Manager	Since 2006
John V. Miller, CFA	Chief Investment Officer and Managing Director	Since 2006
Michael J. Sheyker, CFA	Senior Vice President and Portfolio Manager	Since 2006

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Fund.

Tax Information:  The Fund’s distributions are primarily exempt from regular federal income tax.  A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.  The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

GUIDEMARKSM CORE FIXED INCOME FUND

Investment Objective
GuideMarkSM Core Fixed Income Fund (formerly, AssetMark Core Plus Fixed Income Fund) (the “Fund”) seeks to provide current income consistent with low volatility of principal.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.52%	0.27%
Administrative Service Fees	0.25%	None
All Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses*	1.27%	0.77%
*
Please note the Fund expense ratio shown above differs from the expense ratio in the “Financial Highlights” section of the Prospectus, because the “Financial Highlights” shows expense ratio information that includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$129	$403	$697	$1,534
Institutional Shares	$79	$246	$428	$954

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, when managed using a different strategy, the Fund’s portfolio turnover rate was 224.89% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.

The Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by the Fund’s sub-advisor if the security is unrated).  The fixed income securities in which the Fund invests may have maturities of any length.

Generally, the Fund may use derivatives as a means of hedging risk and to obtain exposure to various markets, interest rates, sectors and individual issuers.  The derivative instruments that the Fund may use include fixed income and/or currency futures, forwards, options, swaps, and other similar instruments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisors.  Each sub-advisor uses its own proprietary research and securities selection processes to manage its allocated portion of the Fund’s assets.  The Fund is designed to allow managers to invest in the core sectors of the U.S. domestic fixed income market (as defined by the Fund’s benchmark index) while seeking to maintain the Fund’s duration within a relatively close range to the duration of the Fund’s benchmark index.  Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates.  The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

While the Fund will primarily invest in fixed income securities that are rated investment grade, the Fund may, at times, hold debt securities that are rated below investment grade as a result of downgrades in the rating of the securities subsequent to their purchase by the Fund.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of the money you have invested in the Fund.  The following risks could affect the value of your investment in the Fund:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of the  Fund’s investments decreases, investors in the Fund may lose money.

Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.  Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Derivatives Risk:  A derivative is an instrument with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Credit Risk:  Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decrease in the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present relatively little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so again.

Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause the Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

Maturity Risk:  The Fund is subject to maturity risks.  The Fund may invest in fixed income securities with a range of maturities.  Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

Portfolio Turnover Risk:  The Fund is subject to portfolio turnover risk.  Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transactions costs (which could reduce investment returns), and may result in higher taxes when Fund shares are held in a taxable account.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a greater risk of default.  Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher-grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.  In addition, the purchase of debt securities which have previously fallen from investment grade to sub-investment grade status – and in particular the purchase of such instruments that have already been declared in default as to either income or principal – is particularly speculative and may lead to a loss of Fund value.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Prior to April 1, 2011, the Fund previously used different investment strategies.  The strategies employed by the sub-advisors were different from the current mandate.  The performance set forth above is attributable to the previous investment strategies.

GUIDEMARKSM CORE FIXED INCOME FUND – SERVICE SHARES
Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Q 3	2009	7.15%
Worst Quarter:	Q 3	2008	-3.91%

Average Annual Total Returns	Period Ended December 31, 2010
	One Year	Five Years	Since Inception (6/29/2001)
Core Fixed Income Fund
Return Before Taxes	8.17%	4.86%	4.96%
Return After Taxes on Distributions	7.11%	3.38%	3.46%
Return After Taxes on Distributions and Sale of Fund Shares	5.30%	3.29%	3.37%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisors
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Goldman Sachs Asset Management, L.P. (“GSAM”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) are the sub-advisors for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with GSAM	Length of Service to the Fund

Jonathan Beinner	Managing Director; Co-Head of Global Fixed Income	Since 2011
Michael Swell	Managing Director; Co-Head of Global Lead Portfolio Management	Since 2009

Portfolio Manager	Position with Barrow Hanley	Experience with the Fund

David R. Hardin	Managing Director	Since 2010
John S. Williams	Managing Director	Since 2010
Deborah A. Petruzzelli	Managing Director	Since 2010
J. Scott McDonald, CFA	Managing Director	Since 2010
Mark C. Luchsinger, CFA	Managing Director	Since 2010

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Fund.

Tax Information:  The Fund’s distributions are taxable and may be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

GUIDEMARKSM OPPORTUNISTIC EQUITY FUND

Investment Objective
GuideMarkSM Opportunistic Equity Fund (the “Fund”) seeks capital appreciation over the long-term, with a secondary objective of current income.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses*	0.55%	0.30%
Administrative Service Fee	0.25%	None
All Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.60%	1.10%
*	Other Expenses are estimated for the current fiscal year since the Fund has not yet commenced operations as of the date of this prospectus.

Example
The following Expense Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$163	$505
Institutional Shares	$112	$350

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

The Fund’s investments in equity securities may include common stocks and preferred stocks of companies of any size capitalization.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock is generally subject to decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Two of the Fund’s sub-advisors, Marsico Capital Management, LLC (“Marsico”) and Westfield Capital Management Company, L.P. (“Westfield”), utilize all-cap growth investment strategies.  The other two sub-advisors, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Knightsbridge Asset Management, LLC (“Knightsbridge”), utilize all-cap value investment strategies.  The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisors.  Each sub-advisor uses its own proprietary research and securities selection processes to manage a concentrated portfolio within its allocated portion of the Fund’s assets.  The Fund is designed to provide the sub-advisors with significant flexibility to pursue attractive equity investment opportunities across all sectors and capitalization ranges.

While the sub-advisors will primarily invest in U.S. markets, they may opportunistically invest internationally.  The Fund may invest up to 35% of its total assets in American Depositary Receipts (“ADRs”) and securities of foreign companies in both developed or emerging market countries.  ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund also may invest in certain types of derivative instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) seek to manage portfolio volatility.   The types of derivatives in which the Fund may invest include futures, forwards, options and swaps.

Each sub-advisor may maintain a significant cash position within its allocated portion of the Fund’s portfolio at times when the sub-advisor does not perceive an adequate number of attractive investment opportunities.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Management Risk:  The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

Value Investment Risk:  The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s sub-advisor believes are their full value.

Growth Investment Risk:  Growth investment risk is the risk that the Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  The Fund’s investments in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

Foreign Securities Risk:  The risks of investing in ADRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Derivatives Risk:  A derivative is a contract with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Fund may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Fund’s manager.  Derivatives may be volatile, difficult to value, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause the Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

Lending Portfolio Securities Risk:  To generate additional income, the Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Non-Diversification Risk: The Fund is subject to non-diversification risks because the Fund is a non-diversified investment company, which means that more of its assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations as of the date of this prospectus.  Performance information will be available once the Fund has at least one calendar year of performance.

Investment Advisor and Sub-Advisors
Genworth Financial Wealth Management, Inc. (“GFWM”) is the Advisor for the Fund.  Marsico, Westfield, Diamond Hill and Knightsbridge are the sub-advisors for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with Marsico	Length of Service to the Fund

Corydon J. Gilchrist, CFA	Portfolio Manager and Senior Analyst	Since Inception

Portfolio Manager	Position with Westfield	Length of Service to the Fund

William Muggia	President, Chief Executive Officer and Chief Investment Officer	Since Inception

Ethan Meyers, CFA	Partner and Senior Security Analyst	Since Inception

John Montgomery	Partner and Portfolio Strategist	Since Inception

Matthew Strobeck, PhD	Partner and Senior Security Analyst	Since Inception

Hamlen Thompson	Partner and Senior Security Analyst	Since Inception

Portfolio Manager	Position with Diamond Hill	Length of Service to the Fund

Bill Dierker, CFA	Portfolio Manager	Since Inception

Charles Bath, CFA	Portfolio Manager and Managing Director of Investments	Since Inception
Chris Welch, CFA	Portfolio Manager and Co-Chief Investment Officer	Since Inception

Portfolio Manager	Position with Knightsbridge	Length of Service to the Fund

John G. Prichard, CFA	Principal, Portfolio Management & Research	Since Inception

Purchase and Sale of Fund Shares:  Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open.  The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information:  The Fund’s distributions are taxable and may be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

In the case of a Fund that has a policy of investing at least 80% of its net assets in a particular type of investment as of the time of purchase (an “80% Policy”), the Fund’s 80% Policy may be changed without shareholder approval (except the Tax-Exempt Fixed Income Fund).  No change to a Fund’s 80% Policy will be made without a minimum of 60 days advance notice being provided to the shareholders of the Fund.  For purposes of a Fund’s 80% Policy, the Fund’s net assets include borrowings for investment purposes, if any.

GUIDEMARKSM LARGE CAP GROWTH FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM Large Cap Growth Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of large capitalization companies.  The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000 Index.

The Fund invests primarily in common stocks of growth-oriented companies.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Growth-oriented companies generally have, among other factors, higher price-to-book ratios, higher forecasted growth values, and lower dividend yields relative to the broader market.

The Fund may invest up to 15% of its total assets in American Depositary Receipts (“ADRs”) of foreign companies.  ADRs are designed for use in U.S. securities markets, and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank.

The sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company.  The characteristics that the sub-advisor may consider in evaluating a company include the company’s business environment, market share, management, expansion plans, balance sheet, income statement, anticipated earnings, revenue and other measures of value.

GUIDEMARKSM LARGE CAP VALUE FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM Large Cap Value Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of large capitalization companies.  The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000 Index.

The Fund invests primarily in common stocks of value-oriented companies.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Value-oriented companies generally have, among other factors, lower price-to-book ratios, lower forecasted growth values and higher dividend yields relative to the broader market.

The Fund may invest up to 15% of its total assets in American Depositary Receipts (“ADRs”).  ADRs are designed for use in U.S. securities markets, and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank.

The Fund also may invest in certain types of exchange-traded derivative instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets.   The types of derivatives in which the Fund may invest include futures and forwards.

The sub-advisor selects stocks of companies that it believes are undervalued relative to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company.  The characteristics that the sub-advisor may consider in evaluating a company generally include the company’s price-to-book ratio, price-to-earnings ratio, dividend yield, projected earnings growth and profitability.

GUIDEMARKSM SMALL/MID CAP CORE FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM Small/Mid Cap Core Fund is capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of small-to-medium capitalization companies.  The Fund considers “small-to-medium capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 2500 Index.

The Fund invests primarily in common stocks of small and medium capitalization companies.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.

The Fund also may invest up to 10% of its total assets in American Depositary Receipts (“ADRs”).  ADRs are designed for use in U.S. securities markets, and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank.

The Fund also may invest in certain types of exchange-traded derivative instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets.   The types of derivatives in which the Fund may invest include futures and forwards.

The sub-advisor manages the Fund using a team-managed strategy that focuses on specialization across the equity markets and throughout the investment process.  The sub-advisor uses sector weightings that are controlled relative to the weight of each sector in the Fund’s benchmark index.  Within each sector, the sub-advisor uses a fundamental, bottom-up research approach to identify companies that the sub-advisor believes present the greatest investment opportunities.  These sector-focused portions are aggregated to comprise the Fund’s portfolio.

GUIDEMARKSM WORLD EX-US FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM World ex-US Fund is to provide capital appreciation over the long term.  This objective is fundamental, meaning it cannot be changed without shareholder approval.  The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

The Fund’s investments in equity securities may include common stocks, REITS, Unit Stocks, Stapled Securities, Exchange Traded Funds and preferred stocks of companies of any size capitalization.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The Fund also may invest in depositary receipts, including ADRs and GDRs.

The Fund will invest primarily in equity securities incorporated or traded outside the United States.  Generally, the Fund’s assets will be invested in securities of companies located in developed and emerging market countries, with regional exposures being neutral relative to the Fund’s benchmark.

The Fund will, under normal circumstances, invest in a minimum of three countries outside of the United States.  However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of the sub-advisor, economic and business conditions warrant such investments.  To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Fund also may invest in certain types of derivative instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies.   The types of derivatives in which the Fund may invest include futures and forwards.  The Fund may use currency forwards, currency futures and currency option contracts as part of its effort to manage the foreign currency risk exposure of non-dollar-denominated assets held in the Fund.  The degree to which currency derivatives are used in the Fund will be directly related to the current or anticipated levels of non-dollar asset exposure in the Fund, and to the types of foreign currency exposures experienced, which may vary significantly over time.

The sub-advisor manages the Fund using an optimized strategy that focuses on specialization across the equity markets. The sub-advisor seeks to control sector and country exposures relative to the weight of each sector and country in the Fund’s benchmark index and maintain regional neutrality. Within each sector, the sub-advisor uses a fundamental, bottom-up research approach to identify companies that the sub-advisor believes present the greatest investment opportunities.

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM Tax-Exempt Fixed Income Fund is to provide current income exempt from federal income tax. This objective is fundamental, meaning it cannot be changed without shareholder approval.  The other investment strategies described below are not fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Tax-Exempt Fixed Income Fund invests at least 80% of its assets in municipal fixed income securities, the interest on which is generally exempt from federal income tax and not subject to the alternative minimum tax (“AMT”).  The Fund primarily invests its assets in municipal securities that are investment grade (i.e., rated within one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated).  The Fund may, to a lesser extent, invest in lower rated municipal securities.  Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax.  Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works.  Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses and make loans for other public institutions and facilities.  Examples of municipal securities include:

•	Tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues

•	Municipal commercial paper and other short-term notes

•	Construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations

•
Participation interests in any of the above including municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies to the extent that they pay tax-exempt interest

•	Bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds

•	Variable rate securities

•	Municipal bonds and leases

The Fund has the ability to invest in all maturities, but will generally invest in intermediate- to long-term municipal securities.  Intermediate-term municipal securities are those securities that generally mature between three and 10 years.  Long-term municipal securities generally mature some time after 10 years.  The average dollar weighted portfolio maturity of the portfolio is expected to be maintained between three and 15 years.  Some of the securities in the Fund’s portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit.  While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in the market value of the security or in the share price of the Fund.  Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading entitled “Temporary Defensive Positions,” the Fund currently does not intend to generate income subject to regular federal income tax.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisors.  Each sub-advisor uses its own proprietary research and securities selection processes to manage its allocated portion of the Fund’s assets.  The Fund is designed to allow sub-advisor’s to invest in the broad municipal securities market while seeking to maintain the Fund’s duration within a relatively close range to the duration of the Fund’s benchmark index.  Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates.  The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

While the Fund will primarily invest in fixed income securities that are rated investment grade, the Fund may, at times, hold debt securities that are rated below investment grade as a result of downgrades in the rating of the securities subsequent to their purchase by the Fund.

GUIDEMARKSM CORE FIXED INCOME FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM Core Fixed Income Fund is to provide current income consistent with low volatility of principal.  This objective is fundamental, meaning that it cannot be changed without shareholder approval.  The Fund will also seek capital appreciation.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.

The Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s sub-advisor if the security is unrated).  The fixed income securities in which the Fund invests may have maturities of any length.  The Fund intends to invest in the following types of fixed income securities:

•	U.S. corporate bonds and debentures

•	Mortgage-backed securities

•	Receipts involving U.S. Treasury obligations and other “stripped securities”

•	Obligations issued by the U.S. government and foreign governments and their agencies or instrumentalities

•	Asset-backed securities

•	Zero coupon, pay-in-kind or deferred payment securities

•	Securities issued on a when-issued and delayed-delivery basis

•	Custodial receipts

•	Convertible securities

Generally, the Fund uses derivatives as a means of hedging risk and to obtain exposure to various markets, interest rates, sectors and individual issuers.  The derivative instruments that the Fund normally uses include fixed income and/or currency futures, forwards, options, swaps, and other similar instruments.  A derivative is a financial contract with a value derived from changes in the value of one or more underlying assets, reference rates, or indexes.

The Fund generally engages in the forward-settled purchase and sale of fixed income instruments.  The Fund generally also uses fixed income futures, such as U.S. Treasury futures, and options on fixed income instruments.  The Fund may use money market futures, such as those on U.S. Treasury bills or Eurodollar indices, and options on money market instruments.  The Fund generally also engages in U.S. dollar-denominated swap contracts in which a fixed rate of interest is exchanged for a floating rate of interest, or vice versa.  The degree to which fixed income and money market derivatives are used in the Fund will depend on the need for hedging and the availability of various investment opportunities.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisors.  Each sub-advisor uses its own proprietary research and securities selection processes to manage its allocated portion of the Fund’s assets.  The Fund is designed to allow managers to invest in the core sectors of the U.S. domestic fixed income market (as defined by the Fund’s benchmark index) while seeking to maintain the Fund’s duration within a relatively close range to the duration of the Fund’s benchmark index.  Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates.  The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

GUIDEMARKSM OPPORTUNISTIC EQUITY FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMarkSM Opportunistic Equity Fund is capital appreciation over the long-term, with a secondary objective of current income.  The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

The Fund’s investments in equity securities may include common stocks and preferred stocks of companies of any size capitalization.  Common stock is an equity security that represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock is generally subject to decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

The Fund may invest up to 25% of its total assets in American Depositary Receipts (“ADRs”) and securities of foreign companies in both developed or emerging market countries.

The Fund also may invest in certain types of derivative instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) seek to manage portfolio volatility.   The types of derivatives in which the Fund may invest include futures, forwards, options and swaps.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisors.  Each sub-advisor uses its own proprietary research and securities selection processes to manage a concentrated portfolio within its allocated portion of the Fund’s portfolio.  The Fund is designed to provide the sub-advisors with significant flexibility to pursue attractive equity investment opportunities across all sectors and capitalization ranges.  While the sub-advisors will primarily invest in U.S. markets, they may opportunistically invest internationally.  The sub-advisors may maintain significant cash positions when they do not identify sufficiently attractive investment opportunities within the equity markets.

In managing its allocated portion of the Fund’s portfolio, Marsico utilizes an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.  The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, currency movements, inflation, monetary policy, demographics, the regulatory environment, and the global competitive landscape.  Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends.  As a result of this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends that it has observed.  Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large.  In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates, current income and other indications that a company or security may be an attractive investment prospect.  This process is called “bottom-up” security selection.

In managing its allocated portion of the Fund’s portfolio, Westfield seeks to identify equity investments with attractive prospects for growth.  The sub-advisor applies a fundamental, bottom-up investment process combined with market trend analysis to construct an opportunistic, all-cap growth portfolio.  The sub-advisor constructs a concentrated, conviction-weighted portfolio that generally maintains broad limitations on industry and sector weightings in order to seek to manage risk.

In managing its allocated portion of the Fund’s portfolio, Diamond Hill utilizes an intrinsic value methodology focused on absolute returns.  To estimate a company’s intrinsic value, Diamond Hill concentrates on the fundamental economic drivers of the company’s business.  The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors.  The sub-advisor also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors.  If the sub-advisor’s estimate of intrinsic value differs sufficiently from the current market price, the sub-advisor may view the company as an attractive investment opportunity.  The sub-advisor maintains an absolute return focus by not managing to a specific benchmark.  In constructing a portfolio of securities, the sub-advisor is not constrained by the sector or industry weights in the benchmark.  The sub-advisor relies on individual stock selection and discipline in the investment process to add value.  The highest portfolio security weights are assigned to companies where the sub-advisor has the highest level of conviction.

In managing its allocated portion of the Fund’s portfolio, Knightsbridge employs an absolute return-focused strategy.  The sub-advisor’s investment process seeks to identify pricing anomalies in the equity markets, and to construct a concentrated portfolio that will weather various market environments.  Although the sub-advisor’s value-focused investment process is disciplined, it is not bound by market capitalization restrictions, sector weightings or other constraints relative to the benchmark.  The sub-advisor seeks to opportunistically exploit market inefficiencies across the value universe.  The sub-advisor generally aims to be fully invested, but may maintain significant cash levels during periods in which the sub-advisor perceives few investment opportunities.

OTHER INVESTMENTS

securities suggested by its name, the term “assets” means the Fund’s net assets (including any borrowings for investment purposes) consistent with U.S. Securities and Exchange Commission (“SEC”) requirements, although the Fund does not intend to borrow for investment purposes.

Stock Index Futures.  Each Fund except for the Core Fixed Income Fund and the Tax-Exempt Fixed Income Fund may use stock index futures contracts as part of its effort to remain fully invested and to gain exposure to relevant equity or fixed income markets.

Cash and Short-Term Investments.  Each Fund may from time to time have a portion of its assets invested in money market mutual funds, cash and short-term, high-quality money market investments.  The Funds may invest in money market investments while waiting to invest cash received from purchases of Fund shares, the sale of portfolio securities or other sources.  Money market investments purchased by a Fund will be rated in one of the four highest ratings categories by an NRSRO.  Under normal market conditions, each Fund may hold cash or money market securities such as money market mutual funds, commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. government securities (such as U.S. Treasury obligations) and repurchase agreements.

Investments in Other Investment Companies and Exchange-Traded Funds.  Each Fund may invest in other investment companies (including business development companies), ETFs and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity.  A Fund’s investments in shares of other investment companies (including certain ETFs) are limited by the federal securities laws and regulations governing mutual funds.  The Fund’s investments in securities of other investment companies, including ETFs, may result in the duplication of certain fees and expenses.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTMENT

Mutual funds, using professional investment managers, invest shareholders’ money in securities.  As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved.  Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money.

The alphabetized table below, and the descriptions that follow, describe the principal risks of investing in the Funds.  These risks could adversely affect the net asset value and total return of a Fund and your investment.

• Applicable -- Not Applicable	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund	World Ex-US Fund	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Equity Fund
Credit Risk	--	--	--	--	•	•	--
Derivatives Risk	--	•	•	•	•	--	•
Emerging Markets Risk	•	--	--	•	--	--	•
Foreign Securities Risk	•	•	•	•	--	--	•
Growth Investment Risk	•	--	•	--	--	--	•
High-Yield Debt Securities Risk	--	--	--	--	•	•	--
Interest Rate Risk	--	--	--	--	•	•	--
Lending Portfolio Securities Risk	•	•	•	•	•	--	•
Liquidity Risk	--	--	•	•	•	•	•
Management Risk	•	•	•	•	•	•	•
Market Risk	•	•	•	•	•	•	•
Maturity Risk	--	--	--	--	•	•	--
Mortgage- and Asset-Backed Securities Risk	--	--	--	--	•	--	--
Municipal Securities Risk	--	--	--	--	--	•	--
Non-Diversification Risk	--	--	--	--	--	--	•
Portfolio Turnover Risk	--	--	--	--	•	--	--
Real Estate Risk	--	--	--	•	--	--	--
Small and Medium Capitalization Company Risk	--	--	•	•	--	--	•
Tax Risk	--	--	--	--	--	•	--
U.S. Government Agency Obligations Risk	--	--	--	--	•	--	--
Value Investment Risk	--	•	•	--	--	--	•

•
Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer.  This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

•
Derivatives Risk:  A derivative is a contract with a value based on the performance of an underlying financial asset, index or other measure.  The types of derivatives that might be used within the Funds may include futures and forward contracts, options, swaps and other similar instruments.  The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Funds’ manager.  Derivatives may be volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Each Fund except for the Core Fixed Income Fund and the Tax-Exempt Fixed Income Fund may use stock index futures for the purpose of gaining full exposure to the Fund’s benchmark.  In general, the use of stock index futures for this purpose does not significantly increase a Fund’s risk and does not lead to leverage within a Fund.

The Core Fixed Income Fund, the Opportunistic Equity Fund and the World ex-US Fund may engage in currency futures, currency forwards and currency option contracts for the purpose of hedging exposures within the Funds to non-dollar-denominated assets.  In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Funds, albeit at a cost that may lower overall performance.  In addition, the use of currency derivatives may not match or fully offset changes in the value of the underlying non-dollar-denominated assets, thereby failing to achieve, to an extent, the original purpose for using the currency derivatives.  The use of over-the-counter currency derivatives involves the risk that the counterparty to the currency derivative will fail to make required payments or otherwise comply with the terms of the contract.  In general the use of currency derivatives for hedging purposes will not lead to leverage within the Funds.

The Core Fixed Income Fund may engage in money market and fixed income derivatives contracts including futures, forwards, options and swaps, for a variety of hedging and investment purposes such as duration management and the pursuit of relative value opportunities.  In general, the use of money market and fixed income derivatives may increase the risk within the Core Fixed Income Fund.  The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract.  The investment results achieved by the use of money market and fixed income derivatives by the Fund may not match or fully offset changes in the value of the underlying financial asset they were attempting to hedge or the investment opportunity the Fund was attempting to pursue, thereby failing to achieve, to an extent, the original purpose for using the derivatives.  Derivatives may also create leverage insofar as a Fund may receive returns (or suffer losses) that exceed the initial amounts that the Fund invested in connection with the derivatives.  The use of derivatives can result in losses or gains to a Fund that exceed the amount the Fund would have experienced in the absence of using derivatives.  A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

•
Emerging Markets Risk:  In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Foreign Securities Risk:  The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Growth Investment Risk:  Growth investment risk is the risk that a Fund’s investment in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  In addition, a Fund’s investment in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

•
High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a greater risk of default.  Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

•
Interest Rate Risk:  The market value of fixed income securities will fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of fixed income securities declines.  If the market value of a Fund’s investments decreases, investors in those Funds may lose money.

•
Lending Portfolio Securities Risk:  To generate additional income, each Fund may lend its portfolio securities to financial institutions.  Loaned securities will be secured by cash collateral that the Fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

•
Liquidity Risk:  Liquidity risk is the risk that certain securities may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.  This may cause a Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives.

•	Management Risk: The risk that an investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.

•
Market Risk:  The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Fund invests.

•
Maturity Risk:  The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate- to long-term maturities.  The Core Fixed Income Fund may invest in fixed income securities with a range of maturities.  Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

•
Mortgage- and Asset-Backed Securities Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and its income distributions.  Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

•
Municipal Securities Risk:  The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Tax-Exempt Fixed Income Fund invests could negatively impact the Fund.

•
Non-Diversification Risk: The Opportunistic Equity Fund is a non-diversified investment company, which means that more of its assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•
Portfolio Turnover Risk:  Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transactions costs (which could reduce investment returns), and capital gains.

•
Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities may be affected by risks similar to those associated with direct ownership of real estate.  Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses.  Along with the risks common to real estate and other real estate-related securities, REITs involve additional risk factors including poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act.  REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because of these and additional factors, REITs may not exhibit the same or any correlation with inflation as real estate or other real estate securities exhibit.

•
Small and Medium Capitalization Company Risk:  Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

•
Tax Risk:  The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds.  Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income.  Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the liquidity and marketability of municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

•
U.S. Government Agency Obligations Risk:  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

•
Value Investment Risk:  A Fund’s investment in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  A Fund’s investment in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what a Fund’s sub-advisor believes are their full value.

TEMPORARY DEFENSIVE POSITIONS
Each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity.  A Fund may not achieve its investment objectives to the extent that it engages in such a temporary defensive strategy.

PORTFOLIO TURNOVER
Generally, the Funds will not invest for short-term trading purposes.  A Fund’s annual portfolio turnover rate shows changes in portfolio investments.  Buying and selling securities generally involves expenses to the Funds, such as broker commissions and other transaction costs.  A high turnover rate (100% or more) in any year will result in higher transaction costs to the Funds.  A higher turnover rate also could result in more realization of taxable capital gains within the Funds, which would increase taxes payable by shareholders.  Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.  The trading costs and tax consequences associated with a Fund’s portfolio turnover may affect its overall investment performance.

The Funds cannot accurately predict future annual portfolio turnover rates.  Each Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments.  A Fund may experience an increase in its portfolio turnover rate when the Fund’s portfolio is modified in connection with a change in the Fund’s sub-advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds disclose their portfolio holdings semi-annually in shareholder reports and in quarterly SEC filings.  The Funds also post their respective portfolio holdings on their website at www.GenworthWealth.com, subject to a month’s lag, on approximately the first business day following the calendar month end.  A further description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the Funds’ Statements of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at (888) 278-5809.

MANAGEMENT OF THE FUNDS
Investment Advisor
Genworth Financial Wealth Management, Inc., 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967, serves as the investment advisor to each of the Funds under an investment advisory agreement with each Trust (the “Investment Advisory Agreement”).  GFWM is registered as an investment advisor with the SEC.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is an insurance company in the United States with a global presence, with operations in more than 25 countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board of Trustees of a Trust (the “Board of Trustees” or the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects and recommends sub-advisors to manage all or part of a Fund’s assets; (iii) when appropriate, allocates and reallocates a Fund’s assets among sub-advisors; (iv) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies and restrictions of the Fund; and (v) implements procedures to ensure that the sub-advisors comply with the Fund’s investment objectives, policies and restrictions.  The Advisor has ultimate responsibility (subject to oversight by a Trust’s Board of Trustees) to oversee the sub-advisors and recommends their hiring, termination and replacement.  Zoё Brunson, CFA, and Michael Abelson, CFA, of GFWM are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the sub-advisors’ management of the Funds.

•	Michael Abelson, CFA
Senior Vice-President, Investments
Mr. Abelson is a Senior Vice-President of GFWM, responsible for the firm’s investment functions. Mr. Abelson joined the firm in 1994. He became SVP Investments in 2006.  Mr. Abelson has served as a portfolio manager for the Fund since 2011.

•	Zoe Brunson, CFA
Director of Investment Strategies
Ms. Brunson is Director of Investment Strategies for GFWM, responsible for managing specific areas of the firm’s research, due-diligence and portfolio management functions. Ms. Brunson joined the firm in 2007.  Mrs. Brunson has served as a portfolio manager for the Fund since 2011. Prior to 2007 Ms. Brunson was a Director at Standard & Poor’s where she led the team responsible for manager research and multi-manager portfolios.

The Advisor receives an annual fee from each Fund for its services according to the following table:

Fund	Management Fee (as a percentage of average daily net assets)
Large Cap Growth Fund	0.70%
Large Cap Value Fund	0.70%
Small/Mid Cap Core Fund	0.75%
World Ex-US Fund	0.70%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Equity Fund	0.80%

GPS Funds I and the Advisor have entered into a Fee Waiver Agreement designed to provide GuideMarkSM Core Fixed Income Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase.  Under the Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of the GuideMark Core Fixed Income Fund’s annual advisory fee on Trust assets in excess of $6 billion and an additional 0.025% of the GuideMark Core Fixed Income Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion; and (2) waive portions of its advisory fee monthly on aggregate average assets when total assets of GPS Funds I exceed $2.5 billion to pass on certain savings in the underlying sub-advisory fee arrangements.

Finally, the Advisor has entered into an Expense Limitation Agreement in which it has agreed to waive fees and/or assume expenses otherwise payable by each Fund to the extent necessary to ensure that each Fund’s Total Annual Fund Operating Expenses do not exceed a stated maximum percentage (net of distribution and/or service (12b-1) fees, administrative service fees, and securities lending expense reductions) (“cap”) for the period ending on July 31, 2012.

Under the Agreement, the Advisor may recapture waived fees and expenses it assumed for a three-year period under specified conditions.  The expense cap for each Fund (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) is as follows:

Fund	Expense Cap
Large Cap Growth Fund	0.99%
Large Cap Value Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World Ex-US Fund	1.09%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Equity Fund	1.10%

The Advisor’s primary business is to operate the Genworth Financial Wealth Management, Inc. investment platform (the “GFWM Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back office administrative services to their clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles.  The Funds are included among the many investment solutions made available through the GFWM Platform.  GFWM advised or administered in excess of $19.2 billion in investor assets as of December 31, 2010, including mutual funds, variable annuities, ETFs and privately managed accounts.

GFWM invests a portion of its revenues from operating the GFWM Platform back into the program in the form of allowances to certain participating financial advisors that utilize the platform.  Under its Gold/Platinum Premier Consultant Program, representatives (“Financial Advisors”) of financial advisory firms (“Financial Advisory Firms”) are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice management expenses incurred by the Financial Advisor.  These amounts range from $5,000 to $105,000 annually, depending on the amount of the individual Financial Advisor’s client assets managed within the GFWM Platform.  Similarly, GFWM provides opportunities for Financial Advisory Firms participating in the GFWM Platform to receive fee reductions and/or allowances in amounts ranging from a percentage of the value of account assets of a client referred by GFWM by Financial Advisors associated with the firm to a percentage of the value of new assets invested in such accounts during a certain time period, investing through the GFWM Platform, generally between 0.02% to 0.10%.  These arrangements are entered into between GFWM and Financial Advisory Firms on an individually negotiated basis.  A financial advisory firm may agree to provide GFWM with introductions to and information concerning its advisory representatives, provide the representatives with information concerning GFWM’s Platform and products, and permit GFWM to participate in broker-dealer meetings and workshops.  Financial Advisors may also receive discounted pricing on affiliate coaching programs.  In addition to the fee reductions and/or allowances granted the financial advisory firm by GFWM, GFWM may agree to provide the financial advisory firm or its Financial Advisors with organizational consulting, education, training and marketing support.

GFWM may sponsor annual conferences for participating Financial Advisors designed to facilitate and promote the success of the GFWM Platform and its participating financial advisors.  GFWM may offer portfolio strategists, investment managers and investment management firms, who may also be sub-advisors for the Funds, the opportunity to contribute to the costs of GFWM’s annual conference and be identified as a sponsor of a portion of the conference.  GFWM also may bear the cost of airfare for certain Financial Advisors to attend GFWM’s annual conference or to conduct due diligence visits to GFWM’s offices.  In addition, GFWM may, from time to time, contribute to the costs incurred by participating Financial Advisory Firms in connection with conferences or other client events conducted by Financial Advisory Firms and their Financial Advisors.

GFWM also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and GFWM, for which GFWM receives a fee of 0.25% of the average daily net assets of the Services Shares of the Funds.  The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client investment policy statement for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares, including the transfer agent and custodian.

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the management fees it receives from the applicable Fund.  The Advisor may, from time to time, engage one or more consultants to provide research, including statistical information and economic data that the Advisor uses when (i) selecting sub-advisors for the Funds; (ii) monitoring the ongoing performance and operations of the sub-advisors; and (iii) making recommendations to the Board of Trustees about hiring and changing sub-advisors.  The Advisor pays any such consultant fees from its own resources.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage.  The Advisor oversees the sub-advisors for compliance with each Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities and oversees the hiring and termination of sub-advisors recommended by the Advisor.  The SEC has issued an exemptive order (the “Exemptive Order”) that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change.  The Exemptive Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and each sub-advisory agreement will be available in the Funds’ annual report to shareholders for the period ended March 31, 2011.

Sub-Advisors and Portfolio Managers
The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds they manage.

Large Cap Growth Fund:
Wellington Management Company, LLP (“Wellington Management”) is the sub-advisor to the Large Cap Growth Fund.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  The following portfolio manager is primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Paul E. Marrkand, CFA
Senior Vice President and Equity Portfolio Manager
Mr. Marrkand joined Wellington Management as an investment professional in 2005.  Mr. Marrkand has served as the portfolio manager for the Fund since 2011.

Large Cap Value Fund:
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is the sub-advisor to the Large Cap Growth Fund.  Barrow Hanley is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.  Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc., a global financial services organization. Barrow Hanley is an SEC-registered investment adviser.  The following portfolio manager is primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Mark Giambrone

•	Managing Director
Mr. Giambrone joined Barrow Hanley in 1998.  Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates.  Mr. Giambrone has served as a portfolio manager for the Fund since 2011.

Small/Mid Cap Core Fund:
Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor to the Small/Mid Cap Core Fund.  Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.  Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).  The following portfolio managers are primarily responsible for the day-to-day management of the Fund’s portfolio:

John Power is the Lead Portfolio Manager of this team managed Fund.  He generally oversees the Fund’s day-to-day investment activities.  Robert Bao, Andrew Burzumato, Thorsten Becker, Jody Simes, Vincent Rivers, Arun Daniel and Chandler Willett are each Sector Portfolio Managers responsible for stock selection for certain sector(s) within the Fund.  The Lead Portfolio Manager works closely with the Sector Portfolio Managers to monitor the portfolio characteristics and risks and to maintain the sector weighting boundaries of the Fund’s investment strategy, but has no authority to override the stock selection decisions of the Sector Portfolio Managers.

•	John Power
Senior Vice President, US Equities
Mr. Power is a Senior Vice President of US Equities at Pyramis, joined Pyramis in 2005.  Prior to joining Pyramis, Mr. Power was a principal and member of the Investment Strategy Committee at Oechsle International Advisors, where he also ran the firm’s risk management process.  Mr. Power has served as the portfolio manager for the Fund since 2011.

•	Robert Bao
Sector Portfolio Manager
Mr. Bao is a Sector Portfolio Manager covering the Energy and Industrials sectors, a position he has held since March 2002.  Since joining FMR LLC in 1997, he has worked as a research analyst and portfolio manager.

•	Andrew Burzumato
Sector Portfolio Manager
Mr. Burzumato is a Sector Portfolio Manager covering the Consumer Staples and Utilities sectors, a position he has held since October 2003.  He joined FMR LLC in August 2002 as a research analyst.

•	Thorsten Becker
Sector Portfolio Manager
Mr. Becker is a Sector Portfolio Manager covering the Financial Services and Telecommunications sectors, a position he has held since January 2004.  He joined FMR LLC in 1996 as a research analyst.

•	Jody Simes
Sector Portfolio Manager
Mr. Simes is a Sector Portfolio Manager covering the Materials sector, a position he has held since August 2003.  Mr. Simes first joined FMR LLC in 1993 and, since 1998, has worked as a research analyst and, since 2003, as a portfolio manager.

•	Vincent Rivers
Sector Portfolio Manager
Mr. Rivers is a Sector Portfolio Manager covering the Information Technology and Telecom sectors.  Mr. Rivers joined Pyramis in 2006 as a research analyst for the Telecom sector.  Prior to joining Pyramis, Mr. Rivers served as a portfolio analyst at Wellington Management Company, LLP from 2004 to 2006.  He has 13 years experience in the financial services and investment industries.

•	Arun Daniel
Sector Portfolio Manager

Mr. Daniel is a Sector Portfolio Manager covering the Consumer Discretionary sector, a position he has held since 2007.  Prior to joining Pyramis, he was vice president and sector head for the Consumer sector at ING Investment Management, North America.  He has more than 18 years of investment and consumer industry experience.

•	Chandler Willett
Sector Portfolio Manager
Mr. Willett is a Sector Portfolio Manager covering the Healthcare sector, a position he has held since 2006.  Prior to joining Pyramis, he served as a senior analyst at Highline Capital Management, where he analyzed securities in all sectors of healthcare in both U.S. and international markets including pharmaceuticals, medical devices, life sciences and healthcare services.  He has more than nine years of investment industry experience.

World ex-US Fund:
Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor to the World ex-US Fund.  Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.  Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).  The following portfolio manager is primarily responsible for the day-to-day management of the Fund’s portfolio:

•	César E. Hernandez, CFA
Portfolio Manager
Mr. Hernandez joined Fidelity Investments in 1989.  Mr. Hernandez developed the select international strategy at Fidelity Investments and has been responsible for managing select international and select global portfolios on behalf of institutional investors around the world since the discipline’s inception in 1989.  Mr. Hernandez began his investment career in 1986.  Mr. Hernandez has served as the portfolio manager for the Fund since 2011.

Tax-Exempt Fixed Income Fund:
Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), is a sub-advisor for the Tax-Exempt Fixed Income Fund. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  DMBT is an SEC-registered investment adviser and a majority-owned subsidiary of Delaware Management Holdings, Inc.  On January 4, 2010, Macquarie Group Limited, an Australia-based global provider of banking, financial, advisory, investment and funds management services, acquired Delaware Management Holdings, Inc. and its subsidiaries, including DMC.  DMC manages both equity and fixed income assets classes for a variety of clients. DMC’s decision-making structure is built around its team-oriented approach, which is focused on the free flow of critical market and security information among the three areas of its Municipal Fixed Income Team: Portfolio Management, Research and Trading.  The following portfolio managers are primarily responsible for the day-to-day management of DMC’s allocated portion of the Fund’s portfolio:

•	Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department and Senior Portfolio Manager
Mr. Baxter is the head of DMC’s municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the DMC’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds.  Mr. Baxter has served as a portfolio manager for the Fund since 2006.

•	Stephen J. Czepiel
Senior Vice President and Senior Portfolio Manager
Mr. Czepiel is a member of the DMC’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of  DMBT’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry.  Mr. Czepiel has served as a portfolio manager for the Fund since 2006.

Nuveen Asset Management, LLC (“NAM”), is a sub-advisor for the Tax-Exempt Fixed Income Fund.  NAM is located at 333 West Wacker Drive, Chicago, Illinois 60606, and is an SEC-registered investment adviser with approximately $101.3 billion in assets under management as of February 28, 2011.  NAM is a subsidiary of Nuveen Investments, Inc. which is indirectly owned by a holding company formed by equity investors led by Madison Dearborn Partners, LLC.  NAM’s portfolio managers and dedicated research analysts follow a research-driven, disciplined investment strategy that seeks to uncover bonds with exceptional relative value and identify those with the potential to provide above-average returns.  The following portfolio managers are primarily responsible for the day-to-day management of NAM’s allocated portion of the Fund’s portfolio:

•	Martin J. Doyle, CFA
Managing Director and Senior Portfolio Manager
Mr. Doyle has been with NAM since 1987.  He chairs the NAM Investment Committee, establishing strategy for the firm’s various investment styles.  Mr. Doyle holds professional memberships in the CFA Institute and the Investment Analysts Society of Chicago.  He is a Chartered Financial Analyst.  Mr. Doyle has served as a portfolio manager for the Fund since 2006.

•	John V. Miller, CFA
Chief Investment Officer and Managing Director
Mr. Miller joined Nuveen Investments as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm.  He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. Mr. Miller is a Managing Director of Nuveen and currently manages investments for several Nuveen-sponsored investment companies, including the Nuveen High Yield Municipal Bond Fund.  He is a Chartered Financial Analyst.  Mr. Miller has served as a portfolio manager for the Fund since 2006.

•	Michael J. Sheyker, CFA
Senior Vice President and Portfolio Manager
Mr. Sheyker has been with NAM since 1988.  He joined the portfolio management team in 2004 after serving as a senior research analyst since 2001.  Previously, Mr. Sheyker was an equity analyst and Manager of the Asset Pricing Analysis Group.  Mr. Sheyker holds professional memberships in the CFA Institute and the Investment Analysts Society of Chicago and is a member of the NAM Investment Committee.  He is a Chartered Financial Analyst.  Mr. Sheyker has served as a portfolio manager for the Fund since 2006.

Core Fixed Income Fund:
Goldman Sachs Asset Management, L.P. (“GSAM”) is a sub-advisor to the Core Fixed Income Fund.  GSAM is located at 200 West Street, New York, New York 10282.  GSAM (or its predecessor) has been registered with the SEC as an investment advisor since 1990, and is an affiliate of Goldman, Sachs & Co.  The following portfolio managers are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio:

•	Jonathan Beinner
Managing Director, Co-Head of Global Fixed Income
Mr. Beinner is the Co-Head of Global Fixed Income. Mr. Beinner joined GSAM in 1990. He became Co-Head of Global Fixed Income in 2002.  Mr. Beinner has served as a portfolio manager for the Fund since 2011.

●	Michael Swell
Managing Director; Co-Head of Global Lead Portfolio Management
Mr. Swell is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined GSAM in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.   Mr. Swell has served as a portfolio manager for the Fund since 2010.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is a sub-advisor to the Core Fixed Income Fund.  Barrow Hanley is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.  Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc., a global financial services organization. Barrow Hanley is an SEC-registered investment adviser.  The following portfolio managers are primarily responsible for the day-to-day management of Barrow Hanley’s allocated portion of the Fund’s portfolio:

•	David R. Hardin
Managing Director
Mr. Hardin joined Barrow Hanley in February 1987 as a portfolio manager. Currently, he serves as director of credit research, specializing in the high-yield sector. He is also an analyst for the industrial sector, including media and cable, and manages Barrow Hanley’s municipal portfolios.  Prior to joining Barrow Hanley, Mr. Hardin was vice president and director of the fixed income group in the trust department at Republic Bank Dallas. He was responsible for the management of all fixed income assets, created and managed SEC-registered mutual funds, and was the first portfolio manager for their high-yield corporate bond fund. Mr. Hardin began his 34-year investment career at American General Insurance Co. in Houston, where he served as a private placement portfolio manager and credit analyst.  Mr. Hardin has served as a portfolio manager for the Fund since 2010.

•	John S. Williams
Managing Director
Mr. Williams joined Barrow Hanley in July 1983 to launch its fixed income management. Currently, he serves as the Chief Investment Officer for all fixed income strategies, specializing in the mortgage-backed securities sector, and is an analyst for the energy and utility industries. While at Barrow Hanley, he has served on the United Asset Management Board and the Advisory Board for the Teacher Retirement System of Texas. He is an active member of the CFA Society of Dallas-Fort Worth.  Prior experience includes being an investment officer for Southland Life Insurance Company, where he was a corporate bond portfolio manager and private placement analyst. Prior to that, he was a portfolio manager and securities analyst in the trust department at InterFirst Bank Dallas. He has also managed balanced and municipal portfolios during his 34-year investment career.  Mr. Williams has served as a portfolio manager for the Fund since 2010.

•	Deborah A. Petruzzelli
Managing Director
Ms. Petruzzelli joined Barrow Hanley in May 2003 as a portfolio manager. Her primary area of responsibility is mortgage-backed, asset-backed, and commercial mortgage-backed securities, for which she serves as lead analyst and strategist. Ms. Petruzzelli also serves as a member of Barrow Hanley’s fixed income group’s investment strategy committee.  During her 24-year investment career, Ms. Petruzzelli has served as managing director/senior portfolio manager for Victory Capital Management, Inc., where she was responsible for the management of asset-backed securities, collateralized mortgage-backed securities, and whole-loan sectors for all client portfolios. Prior to joining Victory, she worked for McDonald & Company Securities, Inc., as senior vice president for ABS syndication and traded asset-backed securities and mortgage-based securities.  Ms. Petruzzelli has served as a portfolio manager for the Fund since 2010.

•	J. Scott McDonald, CFA
Managing Director
Mr. McDonald joined Barrow Hanley in June 1995. He currently serves as a portfolio manager, specializing in corporate and government bonds, and is an analyst for the financial sector, including banks, and the sovereign (Yankee) sector. Mr. McDonald is active in the CFA Society of Dallas-Fort Worth.  During his 21-year investment career, Mr. McDonald previously served as senior vice president and portfolio manager at Life Partners Group, Inc., managing more than $3 billion in corporate bonds, private placements and mortgages. Prior to that, he was a credit supervisor and lending officer for Chase Bank of Texas.  Mr. McDonald has served as a portfolio manager for the Fund since 2010.

•	Mark C. Luchsinger, CFA
Managing Director
Mr. Luchsinger joined Barrow Hanley in April 1997. He currently serves as a portfolio manager, specializing in investment-grade and high-yield corporate bond strategies, and is an analyst for the basic materials, consumer and technology industries. Mr. Luchsinger is active in the CFA Society of Dallas-Fort Worth.  During his 29-year investment career, Mr. Luchsinger has served as Chief Investment Officer for Great American Reserve Insurance Company and as senior investment portfolio manager for Western Preferred Corporation. Mr. Luchsinger began his career as a credit analyst for Scor Reinsurance Company. In addition, he spent 10 years in fixed income sales at First Boston Corporation, PaineWebber and Morgan Keegan.  Mr. Luchsinger has served as a portfolio manager for the Fund since 2010.

Opportunistic Equity Fund:
Marsico Capital Management, LLC (“Marsico”) is a sub-advisor to the Opportunistic Equity Fund.  Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.  Marsico was organized in September 1997 as a registered investment adviser.  Marsico provides investment services to other mutual funds including separate accounts.  The following portfolio manager is primarily responsible for the day-to-day management of Marsico’s allocated portion of the Fund’s portfolio:

•	Corydon J. Gilchrist, CFA
Portfolio Manager and Senior Analyst
Mr. Gilchrist is a Portfolio Manager and Senior Analyst at Marsico.  Prior to joining Marsico in 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at The Principal Financial Group (Invista Capital Management), where he served on a committee that managed several international equity funds.  Mr. Gilchrist has served as the portfolio manager for Marsico’s allocated portion of the Fund’s portfolio since the Fund’s inception.

Westfield Capital Management Company, L.P. (“Westfield”) is a sub-advisor to the Opportunistic Equity Fund.  Westfield is located at One Financial Center, 24th Floor, Boston, Massachusetts 02111. Westfield is an SEC-registered investment adviser that was founded in 1989.  Westfield is 100% employee owned.  The following portfolio manager is primarily responsible for the day-to-day management of Westfield’s allocated portion of the Fund’s portfolio:

•	William Muggia
President, Chief Executive Officer and Chief Investment Officer
Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Partner of Westfield.  He is the lead member of Westfield Investment Committee, which makes investment decisions for all product portfolios managed by Westfield.  He has worked at Westfield since 1994.  Mr. Muggia has served as a portfolio manager for Westfield’s allocated portion of the Fund since its inception.

•	Ethan Meyers, CFA
Partner and Senior Security Analyst
Mr. Meyers has worked at Westfield since 1999.  He covers the Industrials, Consumer Discretionary, and Information Technology sectors.  Mr. Meyers has served as a portfolio manager for Westfield’s allocated portion of the Fund since its inception.

•	John Montgomery
Partner and Portfolio Strategist
Mr. Montgomery has worked at Westfield since 2006.  Prior to joining Westfield, Mr. Montgomery was a Managing Director and Senior Vice President at Lehman Brothers in Boston.  Mr. Montgomery has focused on portfolio and investment process strategy for Westfield’s allocated portion of the Fund since its inception.

•	Matthew Strobeck, PhD
Partner and Senior Security Analyst
Mr. Strobeck has worked at Westfield since 2003.  He covers the Health Care sector.  Mr. Strobeck has served as a portfolio manager for Westfield’s allocated portion of the Fund since its inception.

•	Hamlen Thompson
Partner and Senior Security Analyst
Mr. Thompson has worked at Westfield since 2003.  He covers the Energy and Industrials sectors.  Mr. Thompson has served as a portfolio manager for Westfield’s allocated portion of the Fund since its inception.

Diamond Hill Capital Management, Inc. (“Diamond Hill”) is a sub-advisor to the Opportunistic Equity Fund.  Diamond Hill is located at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.  Diamond Hill is registered as an investment adviser with the SEC and is a wholly-owned subsidiary of Diamond Hill Investment Group,

Inc., a publicly-traded holding company.  The following portfolio managers are primarily responsible for the day-to-day management of Diamond Hill’s allocated portion of the Fund’s portfolio:

•	Bill Dierker, CFA
Portfolio Manager
Mr. Dierker has served as a Portfolio Manager at Diamond Hill since 2006.  Prior to joining Diamond Hill, Mr. Dierker served as a senior portfolio manager for Federated Investors and as a portfolio manager and Value Team Leader for Banc One Investment Advisors Corporation.  Mr. Dierker was a portfolio manager for Nationwide Insurance from 1997 to 2003 and the Chief Investment Officer for Ohio Casualty Group from 1984 to 1997.  Mr. Dierker has served as a portfolio manager for Diamond Hill’s allocated portion of the Fund’s portfolio since the Fund’s inception.

•	Charles Bath, CFA
Portfolio Manager and Managing Director of Investments
Mr. Bath has been with Diamond Hill since 2002 and currently serves as Portfolio Manager and Managing Director of Investments.  Mr. Bath began his investment career in 1982 with Nationwide Insurance.  Prior to joining Diamond Hill, Mr. Bath was a Senior Portfolio Manager for Gartmore Global Investments, where he managed the Gartmore Total Return Fund.  Mr. Bath has served as a portfolio manager for Diamond Hill’s allocated portion of the Fund’s portfolio since the Fund’s inception.

•	Chris Welch, CFA
Portfolio Manager and Co-Chief Investment Officer
Mr. Welch has been with Diamond Hill since 2005 and currently serves as Portfolio Manager and Co-Chief Investment Officer.  From 2004 to 2005, Mr. Welch was a portfolio manager at Fiduciary Trust Company International.  Mr. Welch has served as a portfolio manager for Diamond Hill’s allocated portion of the Fund’s portfolio since the Fund’s inception.

Knightsbridge Asset Management, LLC (“Knightsbridge”) is a sub-advisor to the Opportunistic Equity Fund.  Knightsbridge is located at 660 Newport Center Drive, Suite 460, Newport Beach, CA  92660.   Knightsbridge is a privately-held SEC-registered investment adviser.  The following portfolio manager is primarily responsible for the day-to-day management of Knightsbridge’s allocated portion of the Fund’s portfolio:

•	John G. Prichard, CFA
Principal, Portfolio Management & Research
Knightsbridge was established in 1998 by Mr. Prichard and Alan T. Beimfohr.  The firm continues to be independent and employee-owned.  Mr. Prichard oversees research efforts of the investment team, selecting stocks for inclusion in client portfolios and making asset allocation decisions on a firm wide basis (i.e., determining mix of stocks and cash in client portfolios, as client portfolios may not be fully invested at all times).  The team is conversant with portfolio strategy and objectives ensuring a high degree of continuity of portfolio management style and knowledge.  Prior to co-founding  Knightsbridge, Mr. Prichard worked at Canterbury Capital Services, Inc. and in the investment department of Santa Barbara Bank and Trust.  Mr. Prichard has served as the portfolio manager for Knightsbridge’s allocated portion of the Fund’s portfolio since the Fund’s inception.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (“NAV”), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business.  Each Fund is generally open on days that the New York Stock Exchange (“NYSE”) is open for trading.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV per share is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / # of shares = NAV per share).  The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s securities are generally valued each day at their current market value.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund are traded may be open on days that the Fund does not calculate its NAV.  Because foreign markets may be open at different times than the NYSE, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them.  The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV.

If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the appropriate sub-advisor) occur between the close of foreign markets and the close of regular trading on the NYSE, or if reported prices are believed by the Advisor or the sub-advisors to be unreliable, these investments will be valued at their fair value in accordance with the Trust’s fair valuation procedures.  The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.  In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.  Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC (“USBFS”), the Funds’ transfer agent (or its authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Institutional Shares are offered to certain institutional investors, including certain affiliates of the Funds.  Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares.  These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form.  These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In accordance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Funds’ Anti-Money Laundering Program.  As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts.  The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares.  Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-In-Kind

Each Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions where the payment of cash is not in the best interest of a Fund or its remaining shareholders, a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).  If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting their financial institution or intermediary.  The financial institution or intermediary will contact the Funds’ transfer agent to complete the exchange.  This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice.  Exchanges are generally made only between identically registered accounts.  Any exchange involving a change in ownership will require a written request with signature(s) guaranteed.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange.  A shareholder could realize short- or long-term capital gains or losses.  An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share.  The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

MARKET TIMING POLICY
Excessive or short-term purchases and redemptions of Fund shares have the potential to harm the Funds and their long-term shareholders.  Such frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolios and increased brokerage and administrative costs.  In addition to these generally applicable risks, Funds that invest a substantial portion of their assets in certain types of securities may be subject to additional risks.  For example, Funds that invest in foreign securities that trade in overseas markets, such as the World ex-US Fund, may be subject to the risk of a particular form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of the overseas markets in which the Fund’s securities are traded, and the close of U.S. markets.  Arbitrage opportunities also may occur in Funds that hold small capitalization or small company securities (such as the Small/Mid Cap Core Fund) or in Funds that invest in thinly-traded securities.

The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.  Accordingly, the Funds’ Board of Trustees has adopted policies and procedures that are designed to deter such excessive or short-term trading.  In general, the Funds consider trading activity to be suspect if there is a purchase and redemption transaction within any three-day period although longer periods may also be suspect.  The size of such transactions also may be taken into account.

The Advisor takes an active role in seeking to monitor, identify and prevent abusive or excessive short-term trading activity in the Funds.  The majority of purchase and redemption orders are submitted on behalf of clients invested in the GFWM Platform.  Due to the nature of the GFWM Platform, where Fund purchase and redemption transactions are effected in connection with an asset allocation model, it is highly unlikely that individual investment advisors or investors could engage in abusive trading strategies within the platform.  In other cases, where the Funds are made available outside of the GFWM Platform, the Advisor will work with the Funds’ transfer agent to restrict trading in Fund shares upon identifying suspected market timer activity.  The Advisor periodically reviews the Funds’ purchase and redemption activity in order to detect possible market-timing.  The Funds reserve the right to take appropriate action as they deem necessary to combat excessive or short-term trading of Fund shares, including, but not limited to, refusing to accept purchase orders.  Although the Funds take steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

Under no circumstances will the Funds, the Advisor or the distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Funds.

DISTRIBUTION OF FUND SHARES
Distributor
Capital Brokerage Corporation, an affiliate of the Advisor, 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for the shares of each of the Funds.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-distributor to each of the Funds.  Both Capital Brokerage Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders.  Each Fund pays 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts may be paid under the Funds’ 12b-1 Distribution Plan to brokers, dealers, advisors and others.  For example, Rule 12b-1 fees are paid to mutual fund supermarkets that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the GFWM Platform through which the Funds are primarily distributed.  The Advisor (and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the GFWM Platform.  Payments under the 12b-1 Distribution Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed or be less than the amount of expense actually incurred.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust. KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents
U.S. Bank N.A. serves as custodian for each Fund’s cash and securities.  The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS serves as each Fund’s administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund, expect to declare and distribute all of their net investment income, if any, as dividends at least annually.  The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund expect to declare and distribute all of their net investment income, if any, as dividends at least quarterly.  Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in

December.  The Funds may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, you will receive a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend”.  At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.

The information below is supplemented or modified by the discussion under the subheading, “Additional Information – Tax-Exempt Fixed Income Fund.”

TAXES

Tax Considerations.  Each Fund expects, based on its investment objectives and strategies, that its distributions, if any, will be taxable to you as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  Because the income of the Tax-Exempt Fixed Income Fund and Core Fixed Income Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Funds also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.  Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, exempt-interest dividends and, with respect to taxable years of a Fund that begin before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Receipt of Excess Inclusion Income by a Fund.  A Fund may derive “excess inclusion income” from certain equity interest in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  If, contrary to expectation, a Fund were to receive excess inclusion income in excess of certain threshold amounts, such income would be allocated to Fund shareholder with special tax consequences.

ADDITIONAL INFORMATION – TAX-EXEMPT FIXED INCOME FUND

Exempt-Interest Dividends.  Dividends from the Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities.  In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax.  Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.  However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and should consult with their tax advisors about the taxability of this income before investing in the Fund.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund’s shares, to decline.

Taxable Income Dividends.  The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.  Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions.  The Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of “Dividends, distributions and taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

OTHER INFORMATION

Commodity Pool Operation Exemption
The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Conversion to Master/Feeder Fund Structure
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund.  There is no current intention to convert the Funds to a Master/Feeder Fund structure.

INDEX DESCRIPTIONS

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers® Aggregate Bond Index) measures the performance of securities from the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Barclays Capital U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities and international U.S. dollar-denominated bonds. All securities contained in the Barclays Capital U.S. Aggregate Bond Index have a minimum term to maturity of one year.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

Barclays Capital U.S. Municipal Bond Index

The Barclays Capital U.S. Municipal Bond Index (formerly known as the Lehman Brothers® Municipal Bond Index) measures the performance of investment-grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

MSCI All Country World ex US Index

The MSCI All Country World ex US Index measures the equity market performance of developed and emerging markets excluding the United States.  As of May 27, 2010 the MSCI ACWI ex US consisted of 44 country indices comprising 23 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI EAFE® Index (Europe, Australasia, Far East)

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010, the MSCI EAFE® Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

Russell 1000® Growth Index

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

Russell 1000® Value Index

The Russell 1000® Value Index contains those securities in the Russell 1000® Index with a less-than-average growth orientation.  Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

Russell 2500TM Index

The Russell 2500TM Index measures The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

Russell 2500TM Value Index

The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Value Index is generally representative of smaller capitalization value stocks.  The Index is unmanaged and cannot be invested in directly.  The Index does not reflect any deduction for fees, expenses or taxes.

Russell Midcap® Value Index

The Russell Midcap® Value Index measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

FINANCIAL HIGHLIGHTS
The financial highlights information below is for the Funds’ Service Shares.  As of the date of this Prospectus, Institutional Shares of the Funds had not commenced operations.  The financial highlights tables are intended to help you understand the financial performance for each Fund for the past five years, or if shorter, the period of each Fund’s operations.  No financial information is presented for the GuideMarkSM Opportunistic Equity Fund as this Fund had not commenced operations as of the date of this Prospectus.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information provided for the fiscal years ended March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007 has been derived from financial statements audited by KPMG LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.  The information provided for the fiscal period ended March 31, 2006 has been derived from financial statements audited by the Funds’ previous auditor.

	Large Cap Growth Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2010	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$8.41	$5.67	$8.81	$9.62	$9.95	$9.20

Income from investment operations:
Net investment income (loss)	0.00	0.01	$0.00	(0.01)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.07)	2.75	(3.14)	(0.30)	(0.06)	0.78
Total from investment operations	(0.07)	2.76	(3.14)	(0.31)	(0.08)	0.75

Less distributions:
Dividends from net investment income	–	(0.01)	–	–	–	–
Dividends from net realized gains	–	–	–*	(0.50)	(0.25)	–
Return of capital	–	(0.01)	–	–	–	–
Total distributions	–	(0.02)	–	(0.50)	(0.25)	–

Net asset value, end of period	$8.34	$8.41	$5.67	$8.81	$9.62	$9.95

Total return	-0.83%(1)	48.60%	-35.63%	-3.88%	-0.80%	8.15%(1)

Supplemental data and ratios:
Net assets, end of period	$190,560,469	$207,928,223	$203,479,219	$649,307,452	$753,638,303	$653,921,538

Ratio of expenses to average net assets
Before expense reimbursement, including (recapture) and securities lending credit	1.48%(2)	1.46%	1.40%	1.33%	1.33%	1.35%(2)
After expense reimbursement (recapture) and securities lending credit	1.45%(2)	1.41%	1.27%	1.28%	1.31%	1.32%(2)

Ratio of net investment income (loss) to average net assets
Before expense reimbursement, including (recapture)	-0.09%(2)	0.09%	-0.15%	-0.15%	-0.27%	-0.38%(2)
After expense reimbursement (recapture)	-0.06%(2)	0.14%	-0.02%	-0.10%	-0.25%	-0.35%(2)

Portfolio turnover rate	31.65%	69.83%	98.67%	62.86%	142.66%	72.34%

(1) Not annualized.
(2)  Annualized.
*Amount represents less than $0.01 per share.

	Large Cap Value Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2010	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$7.44	$4.85	$9.85	$12.34	$11.77	$11.24

Income from investment operations:
Net investment income	0.04	0.10	0.19	0.15	0.14	0.07
Net realized and unrealized gains (losses) on investments	(0.24)	2.60	(4.99)	(1.55)	1.67	0.79
Total from investment operations	(0.20)	2.70	(4.80)	(1.40)	1.81	0.86

Less distributions:
Dividends from net investment income	–	(0.11)	(0.20)	(0.14)	(0.14)	(0.07)
Dividends from net realized gains	–	–	–*	(0.95)	(1.10)	(0.26)
Total distributions	–	(0.11)	(0.20)	(1.09)	(1.24)	(0.33)

Net asset value, end of period	$7.24	$7.44	$4.85	$9.85	$12.34	$11.77

Total return	-2.69%(1)	55.37%	-48.85%	-12.23%	15.32%	7.85%(1)

Supplemental data and ratios:
Net assets, end of period	$180,947,509	$200,627,939	$180,181,364	$574,388,589	$682,408,978	$660,129,983

Ratio of expenses to average net assets
Before expense reimbursement, including (recapture) and securities lending credit	1.46%(2)	1.44%	1.38%	1.33%	1.32%	1.36%(2)
After expense reimbursement (recapture) and securities lending credit	1.44%(2)	1.40%	1.22%	1.28%	1.28%	1.30%(2)

Ratio of net investment income to average net assets
Before expense reimbursement, including (recapture)	1.08%(2)	1.27%	1.60%	1.16%	1.00%	0.86%(2)
After expense reimbursement (recapture)	1.10%(2)	1.31%	1.76%	1.21%	1.04%	0.92%(2)

Portfolio turnover rate	8.56%	26.85%	58.45%	40.54%	30.25%	64.61%

(1) Not annualized.
(2)  Annualized.
*Amount represented less than $0.01 per share.

	Small/Mid Cap Core Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2010	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$9.46	$5.69	$9.24	$11.95	$14.41	$13.89

Income from investment operations:
Net investment income (loss)	(0.03)	0.01	0.08	0.08	0.31	(0.04)
Net realized and unrealized gains (losses) on investments	(0.10)	3.78	(3.56)	(2.36)	0.81	1.52
Total from investment operations	(0.13)	3.79	(3.48)	(2.28)	1.12	1.48

Less distributions:
Dividends from net investment income	–	–*	(0.07)	(0.08)	(0.31)	–
Dividends from net realized gains	–	–	–	(0.35)	(3.27)	(0.96)
Return of capital	–	(0.02)	–*	–*	–	–
Total distributions	–	(0.02)	(0.07)	(0.43)	(3.58)	(0.96)

Net asset value, end of period	$9.33	$9.46	$5.69	$9.24	$11.95	$14.41

Total return	-1.37%(1)	66.39%	-37.59%	-19.47%	7.63%	11.18%(1)

Supplemental data and ratios:
Net assets, end of period	$38,117,744	$42,649,488	$45,179,654	$99,548,384	$110,079,540	$185,589,680

Ratio of expenses to average net assets
Before expense reimbursement, including (recapture) and securities lending credit	1.64%(2)	1.67%	1.59%	1.48%	1.47%	1.55%(2)
After expense reimbursement (recapture) and securities lending credit	1.59%(2)	1.59%	1.28%	1.40%	1.41%	1.53%(2)

Ratio of net investment income (loss) to average net assets
Before expense reimbursement, including (recapture)	-0.68%(2)	-0.06%	0.58%	0.61%	1.68%	-0.45%(2)
After expense reimbursement (recapture)	-0.63%(2)	0.02%	0.89%	0.69%	1.75%	-0.43%(2)

Portfolio turnover rate	25.33%	52.31%	65.97%	127.62%	174.94%	72.42%

(1) Not annualized.
(2)  Annualized.
*Amount represents less than $0.01 per share.

	World ex-US Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2010	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$8.01	$5.80	$11.96	$14.73	$14.06	$11.79

Income from investment operations:
Net investment income (loss)	0.09	0.20	0.25	0.13	0.16	(0.01)
Net realized and unrealized gains (losses) on investments	(0.25)	2.22	(6.26)	(0.44)	2.24	3.40
Total from investment operations	(0.16)	2.42	(6.01)	(0.31)	2.40	3.39

Less distributions:
Dividends from net investment income	–	(0.21)	(0.07)	(0.14)	(0.18)	(0.15)
Dividends from net realized gains	–	–	(0.08)	(2.32)	(1.55)	(0.97)
Total distributions	–	(0.21)	(0.15)	(2.46)	(1.73)	(1.12)

Net asset value, end of period	$7.85	$8.01	$5.80	$11.96	$14.73	$14.06

Total return	-1.87%(1)	41.68%	-50.42%	-3.85%	17.65%	29.75%(1)

Supplemental data and ratios:
Net assets, end of period	$252,812,520	$269,621,569	$223,339,201	$681,622,030	$779,422,324	$612,288,218

Ratio of expenses to average net assets
Before expense reimbursement, including (recapture) and securities lending credit	1.54%(2)	1.53%	1.53%	1.43%	1.39%	1.38%(2)
After expense reimbursement (recapture) and securities lending credit	1.54%(2)	1.53%	1.52%	1.42%	1.37%	1.34%(2)

Ratio of net investment income (loss) to average net assets
Before expense reimbursement, including (Recapture)	2.23%(2)	2.01%	1.94%	0.87%	0.95%	-0.16%(2)
After expense reimbursement (recapture	2.23%(2)	2.01%	1.95%	0.88%	0.97%	-0.12%(2)

Portfolio turnover rate	22.17%	65.33%	144.98%	119.13%	89.16%	66.98%

(1) Not annualized.
(2)  Annualized.

	Core Fixed Income Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2010	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$9.10	$7.92	$9.20	$9.27	$9.11	$10.73

Income from investment operations:
Net investment income	0.12	0.33	0.41	0.41	0.38	0.34
Net realized and unrealized gains (losses) on investments	0.44	1.17	(1.11)	(0.06)	0.15	(0.39)
Total from investment operations	0.56	1.50	(0.70)	0.35	0.53	(0.05)

Less distributions:
Dividends from net investment income	(0.15)	(0.32)	(0.40)	(0.41)	(0.37)	(0.26)
Dividends from net realized gains	–	–	(0.18)	(0.01)	–	(0.08)
Return of Capital	–	–	–	–	–	(1.23)
Total distributions	(0.15)	(0.32)	(0.58)	(0.42)	(0.37)	(1.57)

Net asset value, end of period	$9.51	$9.10	$7.92	$9.20	$9.27	$9.11

Total return	6.21%(1)	19.21%	-7.57%	3.87%	5.96%	-0.48%(1)

Supplemental data and ratios:
Net assets, end of period	$581,293,368	$547,963,751	$504,451,429	$804,085,918	$716,017,829	$612,841,433

Ratio of expenses to average net assets
Before expense reimbursement, including (recapture) and securities lending credit	1.27%(2)	1.28%	1.26%	1.18%	1.16%	1.19%(2)
After expense reimbursement (recapture) and securities lending credit	1.26%(2)	1.25%	1.18%	1.13%	1.14%	1.16%(2)

Ratio of net investment income to average net assets
Before expense reimbursement, including (recapture)	2.50%(2)	3.71%	4.54%	4.37%	4.14%	3.43%(2)
After expense reimbursement (recapture)	2.51%(2)	3.74%	4.62%	4.42%	4.16%	3.47%(2)

Portfolio turnover rate	169.46%	224.89%	261.77%	307.52%	280.55%	261.52%

(1) Not annualized.
(2)  Annualized.

	Tax-Exempt Fixed Income Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2010	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006
	(Unaudited)
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

Net asset value, beginning of period	$10.94	$10.27	$10.64	$10.92	$10.77	$11.01

Income from investment operations:
Net investment income	0.18	0.36	0.34	0.31	0.27	0.17
Net realized and unrealized gains (losses) on investments	0.43	0.66	(0.37)	(0.28)	0.15	(0.24)
Total from investment operations	0.61	1.02	(0.03)	0.03	0.42	(0.07)

Less distributions:
Dividends from net investment income	(0.19)	(0.35)	(0.34)	(0.31)	(0.27)	(0.17)
Dividends from net realized gains	–	–	–	–	–	–
Total distributions	(0.19)	(0.35)	(0.34)	(0.31)	(0.27)	(0.17)

Net asset value, end of period	$11.36	$10.94	$10.27	$10.64	$10.92	$10.77

Total return	5.59%(1)	10.06%	-0.25%	0.28%	3.92%	-0.64%(1)

Supplemental data and ratios:
Net assets, end of period	$195,262,676	$195,328,951	$193,579,910	$257,440,133	$247,841,846	$213,170,198

Ratio of expenses to average net assets
Before expense reimbursement, including (recapture)	1.31%(2)	1.30%	1.30%	1.23%	1.28%	1.29%(2)
After expense reimbursement (recapture)	1.29%(2)	1.29%	1.29%	1.23%	1.28%	1.29%(2)

Ratio of net investment income to average net assets
Before expense reimbursement, including (recapture)	3.20%(2)	3.30%	3.09%	2.93%	2.53%	2.15%(2)
After expense reimbursement (recapture)	3.22%(2)	3.31%	3.10%	2.93%	2.53%	2.15%(2)

Portfolio turnover rate	17.05%	57.44%	44.37%	66.26%	50.36%	14.61%

(1) Not annualized.
(2)  Annualized.

Investment Advisor	Genworth Financial Wealth Management, Inc. 2300 Contra Costa Blvd., Suite 600 Pleasant Hill, CA 94523
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103
Independent Registered Public Accounting Firm	KPMG LLP 777 East Wisconsin Avenue Milwaukee, WI 53202
Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank N.A. Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212
Distributor	Capital Brokerage Corporation 6620 West Broad Street, Building 2 Richmond, VA 23230

Privacy Policy

At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us.  Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data. To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?

We may collect your personal data to provide you with the products or services you requested. We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies. We may collect personal data about you to process transactions and to prevent fraud. Where required, we will obtain your consent before collecting it. The personal data may include:

• Name and address

• Income and assets

• Accounts at other institutions

• Social security or taxpayer identification number

What do we do with your personal data?

We comply with Federal and State requirements related to the protection and use of your data. This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:

• Process transactions

• Respond to your requests

• Prevent fraud

• Comply with regulatory requirements

• Share with you related products and services we offer

We do not sell personal data about current or former customers or their accounts. We do not share your personal data for marketing purposes. When affiliates or outside companies perform a service on our behalf, we may share your personal data with them. We required them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:

• Your agent or representative

• Your brokerage firm

• State or Federal authorities

• Other companies or service providers supporting your policy, contract, or account.

How do we protect your personal data?

In order to protect your personal data, we maintain physical, electronic and procedural safeguards. We review these safeguards regularly in keeping with technological advancements. We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.

We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

PP-1

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (“SAI”) dated April 1, 2011:
The SAI of the Funds provides more details about each Fund’s policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report:
The annual and semi-annual reports provide additional information about each Fund’s investments, as well as the most recent financial reports and portfolio listings.  As of the date of this Prospectus, annual and semi-annual reports for the GuideMark Opportunistic Equity Fund are not available because this Fund has not commenced operations.  The annual report contains a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the Prospectus of GPS Funds I free of charge or to make inquiries or request additional information about GPS Funds I, please contact us.

By Telephone:
(888) 278-5809

By Mail:
GPS Funds I

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

By Internet:
www.GenworthWealth.com

From the SEC:
You may review and obtain copies of GPS Funds I’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-10267

GPS Funds I

Prospectus
April 1, 2011

GPS FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2011

GuideMarkSM Large Cap Growth Fund
Service Shares (Ticker: GMLGX)
Institutional Shares (Ticker: GILGX)

GuideMarkSM Large Cap Value Fund
Service Shares (Ticker: GMLVX)
Institutional Shares (Ticker: GILVX)

GuideMarkSM Small/Mid Cap Core Fund
Service Shares (Ticker: GMSMX)
Institutional Shares (Ticker: GISMX)

GuideMarkSM World ex-US Fund
Service Shares (Ticker: GMWEX)
Institutional Shares (Ticker: GIWEX)

GuideMarkSM Opportunistic Equity Fund
Service Shares (Ticker: GMOPX)
Institutional Shares (Ticker: GIOEX)

GuideMarkSM Core Fixed Income Fund
Service Shares (Ticker: GMCOX)
Institutional Shares (Ticker: GICFX)

GuideMarkSM Tax-Exempt Fixed Income Fund
Service Shares (Ticker: GMTEX)
Institutional Shares (Ticker: GITFX)

This Statement of Additional Information (“SAI”) provides general information about each of the series (individually, a “Fund” and collectively, the “Funds”) of GPS Funds I.  This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus (the “Prospectus”) dated April 1, 2011, as supplemented and amended from time to time.  This SAI is incorporated by reference into the Prospectus.  To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.

The Funds’ financial statements for the fiscal year ended March 31, 2010 (with the exception of the GuideMarkSM Opportunistic Equity Fund, which has not commenced operations as of the date of this SAI) are incorporated herein by reference to the Funds’ Annual Report dated March 31, 2010.  A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown below.

GPS Funds I
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: (888) 278-5809

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUNDS	3
DESCRIPTION OF THE FUNDS	3
INVESTMENT RESTRICTIONS	4
MANAGEMENT APPROACH	5
INVESTMENT POLICIES AND ASSOCIATED RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	27
MANAGEMENT OF THE FUNDS	29
INVESTMENT ADVISOR AND SUB-ADVISORS	37
DISTRIBUTION AND SHAREHOLDER SERVICING	56
SERVICE PROVIDERS	58
ANTI-MONEY LAUNDERING PROGRAM	59
CODES OF ETHICS	59
PROXY VOTING GUIDELINES	60
VALUATION OF SHARES	60
PURCHASE AND REDEMPTION OF SHARES	61
PORTFOLIO TRANSACTIONS	61
TAXES	64
PERFORMANCE INFORMATION	77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	78
LEGAL COUNSEL	78
FINANCIAL STATEMENTS	78
APPENDIX A	A-1
APPENDIX B	B-1

2

General Information about the Funds

GPS Funds I (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on January 2, 2001.  The Declaration of Trust permits the Trust to offer separate series (the “Funds”) of units of beneficial interest and separate classes.  The Funds each have their own investment objectives and policies.  Genworth Financial Wealth Management, Inc. serves as the investment advisor to the Funds (the “Advisor”).

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value.  Shares of each series have equal voting rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders. A holder of shares of the Trust has an interest only in the assets attributable to the shares of the class of the Fund.  In the event of liquidation of a Fund, Institutional Shares of the Fund will share pro rata in the distribution of the net assets allocated to the Institutional Shares of such Fund and Service Shares of the Fund will share pro rata in the distribution of the net assets allocated to the Service Shares of such Fund.

Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board.  The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights.  Expenses attributable to any Fund are borne by that Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by, or under the direction of, the Board, on the basis of relative net assets.

Description of the Funds

All of the Funds, except for the GuideMarkSM Opportunistic Equity Fund, are classified and operate as diversified funds.  The GuideMark Opportunistic Equity Fund is classified as non-diversified.  GuideMark Large Cap Growth Fund (the “Large Cap Growth Fund”), GuideMark Large Cap Value Fund (the “Large Cap Value Fund”), GuideMark Small/Mid Cap Core Fund (the “Small/Mid Cap Core Fund”) and GuideMark World ex-US Fund (the “World ex-US Fund”) each have a fundamental investment objective to provide capital appreciation over the long term.  GuideMark Tax-Exempt Fixed Income Fund (the “Tax-Exempt Fixed Income Fund”) has a fundamental investment objective to provide current income exempt from federal income tax.  GuideMark Core Fixed Income Fund (the “Core Fixed Income Fund”) has a fundamental investment objective to provide current income consistent with a low volatility of principal.  The GuideMark Opportunistic Equity Fund (the “Opportunistic Equity Fund”) has a non-fundamental investment objective of providing capital appreciation over the long-term.

The Funds’ (other than the Opportunistic Equity Fund) investment objectives are fundamental, which means that they may not be changed without shareholder approval.  The Opportunistic Equity Fund’s investment objective is non-fundamental, and may be changed by the Board of the Trust without shareholder approval.  Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are non-fundamental.

The Trust offers two classes of shares:  Institutional Shares and Service Shares.  Shares of each class of a Fund participate equally in the earnings, dividends, and assets allocated to the particular share class of that Fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Diversification of the Funds

All of the Funds, except for the Opportunistic Equity Fund, are classified and operate as diversified funds under the 1940 Act.  Under the 1940 Act, a diversified fund means a fund which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government

3

securities, securities of other investment companies, and other securities, for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.    A Fund may not change its diversification classification to become non-diversified without the approval of the holders of a majority of the Fund’s outstanding voting securities.  As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The Opportunistic Equity Fund is classified as non-diversified under the 1940 Act.  This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code, as amended (“Code”), the Opportunistic Equity Fund (like all of the Funds)  intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, the Opportunistic Equity Fund among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, with respect to 50% of the Opportunistic Equity Fund’s total assets, no investment can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer.

As a non-diversified investment company, the Opportunistic Equity Fund may be subject to greater risks than diversified investment companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

Investment Restrictions

Each of the Funds has adopted and is subject to the following fundamental investment restrictions.  These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities.  As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The percentage limitations referred to in these restrictions apply only at the time of investment.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

1.	No Fund will act as underwriter for securities of other issuers except as they may be deemed an underwriter in selling a portfolio security.

2.
No Fund will make loans if, as a result, the amount of a Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its portfolio securities and (iv) lend money to other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

3.
No Fund will purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt municipal securities.

4.
No Fund will borrow money in an amount exceeding the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, provided that (i) investment strategies that

4

either obligate a Fund to purchase securities or require a Fund to segregate assets or maintain a margin account to facilitate the settlement of securities transactions are not considered borrowings for the purposes of this limitation and (ii) each Fund may borrow money from other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

5.
No Fund will issue senior securities to the Funds’ presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof.

6.
No Fund will purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.  Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Management Approach

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund.  Each Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objective(s) and strategies.  The potential risks and returns of the Funds vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Advisor manages the Funds using a “manager of managers” approach by selecting one or more sub-advisors to manage each Fund based upon the Advisor’s evaluation of a sub-advisor’s expertise and performance in managing the appropriate asset class.

Investment Policies and Associated Risks

The following paragraphs provide more detail regarding the Funds’ investment policies and the associated risks identified in the Funds’ Prospectus.  Unless otherwise noted, these policies pertain to all of the Funds and are not fundamental and may be changed by the Board of Trustees (the “Board”) of the Trust.  Each Fund is permitted to hold securities and engage in various strategies as described hereafter, but none are obligated to do so, except as otherwise noted.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and the liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Debt Securities

The Funds may invest in debt securities, including those convertible into common stocks.

5

Debt securities purchased by each Fund, other than the Core Fixed Income Fund and Tax-Exempt Fixed Income Fund, will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

The Funds consider investment grade securities to be those rated BBB- or higher by Standard and Poor’s® (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”) or determined to be of comparable quality by the Advisor or a Fund’s sub-advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB- by S&P® or Baa by Moody’s) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Core Fixed Income Fund and the Tax-Exempt Fixed Income Fund may invest in high-yield debt securities or “junk bonds,” which are securities rated BB or below by S&P® or Ba or below by Moody’s (“lower-rated securities”).  Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk.  Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events.  Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.  The risks posed by securities issued under such circumstances are substantial.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade debt securities.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities’ prices may become more volatile and a Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.  See the Appendix to this SAI for a description of debt security ratings.

The ratings of S&P®, Moody’s and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or

6

ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Advisor or respective sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of the ratings of debt securities, see the Appendix.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities, to the extent permitted by the 1940 Act.  Such borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest.  A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets.  The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the investments purchased with borrowed funds.

Securities Lending

Each Fund may lend its portfolio securities to unaffiliated broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned.  Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards stated below under “Temporary Investments,” or any combination thereof.  The aggregate market value of securities lent by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund.  All relevant facts and circumstances, including the creditworthiness of the broker-dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the Board.  There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially.  In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss.

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be invested in high quality, short-term debt obligations, government obligations, bank guarantees or money market mutual funds.  A Fund may also experience losses as a result of a diminution in the value of its cash collateral investments.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations.  The Board, with the assistance of the Advisor, sub-advisors and/or third-party pricing services, will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act under procedures adopted by the Board.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board.

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Foreign Securities

Each Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.  By investing the majority of its assets in investments that are tied economically to different countries throughout the world, the World ex-US Fund will be more susceptible to the additional risks of foreign investing than the other Funds, and as a result, the net asset value of the World ex-US Fund may be more volatile, and have greater risks of loss than a domestic fund.

The Funds may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of foreign issuers, involve certain risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Actions by these governments could include imposing restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of the countries’ trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund.  Such changes will also affect a Fund’s investments in depositary receipts.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and the amount that may ultimately be available for distribution to the Fund’s shareholders.  See the section entitled “Taxes” below.

Emerging Market Countries

The Large Cap Growth Fund, World ex-US Fund and the Opportunistic Equity Fund may each invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI Emerging MarketsSM Index.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious currency exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  As such, government actions in the future could have a significant effect on economic conditions in developing countries.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

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Foreign Currency Transactions

Although the Funds value their assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis.  A Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks.  These accounts bear interest at negotiated rates and are payable upon relatively short demand periods.  If a bank at which a Fund maintains such an account becomes insolvent, the Fund could suffer a loss of some or all of the amounts deposited.  A Fund may convert foreign currency to U.S. dollars from time to time.  Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies.  The World ex-US Fund may hedge its foreign currency exposure under normal market conditions.

The Funds may enter into forward currency contracts. When required under the 1940 Act, when a Fund enters into forward contracts or currency futures, a Fund’s sub-advisor will earmark or cause the Fund’s custodian to designate on the Fund’s records or the Fund’s custodian’s records cash or liquid portfolio securities, which shall be unencumbered and marked-to-market daily.  (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the custodian on its records, are referred to in this SAI as “Segregated Assets.”)  Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC in an amount equal to the value of that Fund’s total assets committed to consummation of the forward contracts and currency futures.

Certain transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Advisor or the respective sub-advisor believes will have a positive correlation to the values of the currency being hedged.  In addition, each Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.  For example, if a Fund owns securities denominated in a foreign currency and the Advisor or sub-advisor believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts or currency futures contracts varies with factors such as the interest rate environments in the relevant countries, the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty.  Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price.  In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract.

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Smaller and Mid-Sized Companies/Capitalization Stock

The Small/Mid Cap Core Fund and the Opportunistic Equity Fund may each invest in companies that have limited product lines, services, markets, or financial resources, or that are dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies or companies with larger capitalizations (“Large-Sized Companies”).  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

Historically, smaller companies and the stocks of companies with smaller or mid-sized capitalizations (“Small-Sized Companies”) have been more volatile in price than Large-Sized Companies.  Among the reasons for the greater price volatility of these Small-Sized Company stocks are the less certain growth prospects of Small-Sized Companies, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of Small-Sized Companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks.  Besides exhibiting greater volatility, Small-Sized Company stocks may, to a degree, fluctuate independently of Large-Sized Company stocks.  Small-Sized Company stocks may decline in price as Large-Sized Company stocks rise, or rise in price as Large-Sized Company stocks decline.  Investors should therefore expect that a Fund that invests primarily in Small-Sized Companies will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

Municipal Securities

The Tax-Exempt Fixed Income Fund invests primarily in municipal securities and the Core Fixed Income Fund may also invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of the bond’s principal and interest.  Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.  The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each may invest in, but are not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation.

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund are not required to sell a Municipal Security if the security’s rating is reduced below the required minimum subsequent to the Fund’s purchase of the security.  However, the Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each will consider this event in the

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determination of whether it should continue to hold the security in its portfolio.  If ratings made by Moody’s, S&P®, or Fitch, Inc.© (“Fitch”) change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund’s Prospectus.

Participation Interests

The financial institutions from which a Fund may purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee.  These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the Municipal Securities over the negotiated yield at which the participation interests were purchased by the Fund.  By purchasing participation interests, a Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor or sub-advisor will consider the following quality factors: a high-quality underlying Municipal Security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Participatory Notes (“participation notes”)

A Fund may invest in participation notes.  Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies.  Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Municipal Leases

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity.  The lease payments and other rights under the lease provide for and secure payments on the certificates.  Municipal charters or the nature of the appropriation for the lease may limit lease obligations.  In particular, lease obligations may be subject to periodic appropriation.  If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments.  Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default.  The participants would only be able to enforce lease payments as they became due.  In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Because municipal leases may be considered illiquid, the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing.  The Advisor or sub-advisor typically considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee’s general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

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Credit Enhancement

Some of the investments of the Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund may be credit enhanced by a guaranty, letter of credit or insurance.  Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to a Fund and affect the prices of shares issued by the Fund.  The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each may invest in securities that are credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks.  The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the financial condition and/or rating of the issuer.

Variable Rate or Floating Rate Municipal Securities

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each may purchase Municipal Securities with variable or floating interest rates.  Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes.  Many variable or floating rate Municipal Securities are subject to payment of principal on demand by a Fund, usually in not more than seven days.  If a variable or floating rate Municipal Security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid.  However, each Fund’s investment limitations provide that the Fund will not invest more than 15% of its net assets in illiquid securities.  All variable or floating rate Municipal Securities will meet the respective Fund’s quality standards.

Variable and floating interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed income obligations.  Many Municipal Securities with variable or floating interest rates purchased by the Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund are subject to repayment of principal (usually within seven days) on the demand of each Fund.  The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Auction Rate Securities

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund each may invest in auction rate Municipal Securities.  Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals.  The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.  The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.  While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund may each invest in industrial development bonds, a type of Municipal Security.  Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities.  Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities.  Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds.  The principal and interest is payable solely out of monies generated by the entities using or purchasing the

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sites or facilities.  These bonds will be considered Municipal Securities eligible for purchase by a Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the Advisor, is exempt from federal income tax.  The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund may each invest in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

Municipal Securities Risks

The value of the respective shares of the Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund will fluctuate.  The amount of this fluctuation is dependent, to a certain extent, upon the quality and maturity of the Municipal Securities in each Fund’s portfolio, as well as on market conditions.  Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates.  Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost.  Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost.  (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of a Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio.  Investing in Municipal Securities that meet the Fund’s quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance

Certain Municipal Securities may be covered by insurance.  The insurance guarantees the timely payment of principal at maturity and interest on such securities.  These insured Municipal Securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (“Issuer-Obtained Insurance”), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund (the “Policies”).

A Fund will require or obtain municipal bond insurance when purchasing Municipal Securities that would not otherwise meet the Fund’s quality standards.  The Fund may also require or obtain municipal bond insurance when purchasing or holding specific Municipal Securities when, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities.  The Advisor anticipates that the Fund may have investments in insured Municipal Securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the Municipal Securities are outstanding and their respective insurers remain in business.  If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by a Fund.

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund may purchase two types of Policies issued by municipal bond insurers.  One type of Policy covers certain Municipal Securities only during the period in which they are in a Fund’s portfolio.  In the event that a Municipal Security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.  The other type of Policy covers Municipal Securities not only while they remain in the Fund’s portfolio, but also until their final maturity even if they are sold out of the Fund’s portfolio.  This allows the securities to have coverage that benefits all subsequent holders of those Municipal Securities.  The Fund will obtain insurance covering Municipal Securities until final maturity even after they are sold out of the Fund’s portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities.  Net proceeds are calculated after deducting the cost of the permanent insurance and

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related fees.  Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the Municipal Securities were sold without insurance.  Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

A Fund pays the premiums for the Policies and, as a result, the yield on the Fund’s portfolio is reduced.  Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of Municipal Securities during the month.  Depending upon the characteristics of the Municipal Security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the Municipal Securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from any municipal bond insurer that is rated in the highest rating category by a nationally recognized statistical rating organization (“NRSRO”).  Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims.  The claims must be equal to the payment of principal and interest on those Municipal Securities the Policy insures.  The Policies will have the same general characteristics and features.  A Municipal Security will be eligible for coverage if it meets certain requirements set forth in a Policy.  In the event interest or principal on an insured Municipal Security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.  The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

The Tax-Exempt Fixed Income Fund and the Core Fixed Income Fund may each invest in zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Fund may not receive any return on its investment.  Because such securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities.  Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon, delayed interest and capital appreciation securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Structured Notes

The Core Fixed Income Fund may invest in structured notes.  Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments.  The interest rate or the principal amount payable upon maturity or redemption may be increased or

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decreased, depending upon changes in the applicable reference instruments.  Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity.  In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.  In connection with its investments in structured notes, the Core Fixed Income Fund will maintain Segregated Assets in accordance with pertinent SEC positions to cover its obligations with respect to such instruments.

Derivatives

Each Fund may invest in derivative instruments and stock index futures.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions.

All of the Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter.  In addition, the World ex-US Fund may invest in options that are listed on recognized foreign exchanges.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s investments in such options.  Over-the-counter options are generally considered illiquid by the SEC.  Accordingly, a Fund will only invest in such options to the extent consistent with its limit on investments in illiquid securities.

Call Options on Securities

A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period).  Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period.  The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors.  The premium is the market value of an option.

Purchasing Call Options on Securities

The Funds may purchase call options.  As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option.  A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.  The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option.  The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund.  A Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security.  A Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at

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any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options on Securities

The Funds may write call options.  As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, a Fund will only write “covered call options.”  A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

A Fund may write a call option that is not “covered” according to the description provided above, however, the Fund will maintain Segregated Assets in accordance with pertinent SEC positions.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline.  If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium.  However, any gain may be offset by a decline in the market value of the security during the exercise period.  If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security.  The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.”  A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features.  A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised.  In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund.  Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both.  If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option.  Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options on Securities

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period).  Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  The Funds may both purchase and write put options.

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Purchasing Put Options on Securities

As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option.  A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes (“protective puts”).  A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option.  A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security.  By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio.  A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period.  A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options on Securities

As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis.  For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option.  The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium.  If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.  The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.”  A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features.  A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised.  In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund.  Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option.  Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor or the Fund’s sub-advisor wants to buy the underlying security for the Fund’s portfolio at a price lower than the current market price of the security.  To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.  Since the Fund may also receive interest on debt securities or currencies

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maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Over-The-Counter (“OTC”) Options

The Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange-traded options.  OTC options differ from exchange traded options in certain material respects.  OTC options are arranged directly with dealers and not with a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done based on information from market makers.  OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.  There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis.  When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.  A Fund will treat OTC options and “cover” assets as illiquid securities for the purposes of the Fund’s limitation on investments in illiquid securities.

Options on Stock Indices

The Funds may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations.  Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number.  Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.  When a Fund writes an option on a stock index, the Fund will maintain Segregated Assets in accordance with pertinent SEC positions in an amount at least equal to the market value of the underlying stock index.  The Fund will maintain such Segregated Assets while the option is open or the Fund will otherwise cover the transaction.

Risks of Options on Indices

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.  Accordingly, successful use by a Fund of options on indices is subject to the Advisor’s or sub-advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted.  If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed.  If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing.  If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay the difference between the closing index value

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and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and/or sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations.  Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

The Funds also may also purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices.  The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.  The World ex-US Fund may purchase or sell currency futures contracts.

Risks Associated With Futures

Stock index futures are derivative instruments that are subject to a number of risks.  Purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments during certain market conditions.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund’s initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor’s or sub-advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market.  No assurance can be given that the Advisor’s or sub-advisor’s judgment in this respect will be correct.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

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Futures purchased or sold by the World ex-US Fund and related options will normally be traded in foreign securities.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, the World ex-US Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Other Investment Companies

Each Fund currently intends to limit its investments in securities issued by other investment companies (including exchange traded funds (“ETFs”)) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund as a whole.

In addition, each of the Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.   An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, if the shares are de-listed from the exchange, or upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  A Fund’s forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions.  When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, it

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will maintain Segregated Assets in accordance with pertinent SEC positions in an amount equal to the amount of the commitment.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date.  In these cases, a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or failing to receive a cumulative profit on the trade.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Short Sales

Each Fund has the ability to make short sales.  Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.  A Fund must borrow the security to deliver it to the buyer.  A Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security owned by such Fund.  A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position.  A Fund receives the net proceeds from the short sale.

Mortgage-Backed Securities

The Core Fixed Income Fund may purchase mortgage-backed securities.  Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The Core Fixed Income Fund may also purchase debt securities which are secured with collateral consisting of mortgage-backed securities (“Collateralized Mortgage Obligations”) and in other types of mortgage-related securities.  Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association (“GNMA”), or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government.  These guarantees, however, do not apply to the market value of fund shares.  Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and

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would be lost if prepayment occurs.  Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not “full faith and credit” obligations.  Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns.  A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.  A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment.  To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards.

Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”)

The Funds may invest in CMOs and REMICs.  A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or Fannie Mae© and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  The investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Fund A, B and C Bonds all bear current interest.  Interest on the Fund Z Bond is accrued and added to principal and a like amount is paid as principal

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on the Fund A, B, or C Bond currently being paid off.  When the Fund A, B and C Bonds are paid in full, interest and principal on the Fund Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government.  Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs.  For federal income tax purposes, a Fund will be required to accrue income on CMOs and REMICs regular interests using the “catch-up” method, with an aggregate prepayment assumption.

Asset-Backed Securities

The Core Fixed Income Fund may purchase debt obligations known as “asset-backed securities.”  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure.  Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool.  Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued.  The Core Fixed Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support.  Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities.  Asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established.  In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  In the case of automobile receivables, there is a risk that the holders may not have either a proper or first

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security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws.  Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Core Fixed Income Fund may enter into interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars.  The Core Fixed Income Fund may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”.  The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Core Fixed Income Fund will enter into interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Fund and the Advisor believe that the

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transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Core Fixed Income Fund will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P’s® or A or P-1 or better by Moody’s or their equivalent ratings. The Core Fixed Income Fund will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by S&P’s® or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if such an  investment technique were not used.

Warrants

Each of the Funds has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.  During normal market conditions, no more than 5% of each Fund’s net assets will be invested in warrants.  This 5% limit includes warrants that are not listed on any stock exchange.  Warrants acquired by the World ex-US Fund in units or attached to securities are not subject to these limits.

Stripped Securities

Each Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATs”)) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Temporary Investments

Under normal market conditions, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objective(s) are not immediately available.  Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include money market mutual funds, investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.  A Fund may also have

25

a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable.  In addition, each Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although each of the Funds, except the Tax-Exempt Fixed Income Fund, may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund’s total assets at the time of purchase.  Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P®, Moody’s or a similar rating by another NRSRO.  In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

Repurchase and Reverse Repurchase Agreements

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement.  The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities.  A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also each enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  A Fund will maintain Segregated Assets in accordance with pertinent SEC positions with a value equal to the value of its obligation under the agreement, including accrued interest.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor or sub-advisor acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

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U.S. Government Obligations

Each Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, Fannie Mae©, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and Resolution Trust Corp.  Government agency obligations have different levels of credit support and therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. government will always do so or would do so yet again.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Funds are authorized to seek to achieve their investment objective(s) by converting to a master/feeder fund structure pursuant to which each Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objective(s) and policies as the Fund.

The Funds’ methods of operation and shareholder services would not be materially affected by their investment in other investment companies (“Master Portfolios”) having substantially the same investment objective and policies as the corresponding Funds, except that the assets of the Funds may be managed as part of a larger pool.  If the Funds invested all of their assets in corresponding Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers.  The Funds would otherwise continue their normal operation.  The Board would retain the right to withdraw any Fund’s investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Funds to a master/feeder fund structure.  The Board has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board determines that such a conversion is in the best interest of the Funds’ shareholders.  If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a master/feeder fund structure.  Further, the Funds’ Prospectus and SAI would be amended to reflect the implementation of the Funds’ conversion and their shareholders would be notified.

Disclosure of Portfolio Holdings

The Board has adopted a policy and procedures relating to the disclosure of the Funds’ portfolio holdings information (the “Policy”).  Generally, the Policy restricts the disclosure of portfolio holdings data to certain persons or entities, under certain conditions.  In all cases, the Trust’s Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of a Fund’s portfolio holdings, and for monitoring that the Funds do not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings information.  Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds.

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The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Policy.  The Board has, through the adoption of the Policy, delegated the monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff.  The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Funds and those of the Advisor or any other affiliate of the Funds.

In accordance with the Policy, each Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws.  These disclosures include the filing of a complete schedule of each Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and following the Fund’s first and third fiscal quarters, on Form N-Q.  These filings are available to the public through the EDGAR Database on the SEC’s Internet website at:  http://www.sec.gov.  The Funds also post their respective portfolio holdings on their website at www.GenworthWealth.com, subject to a month’s lag, on approximately the first business day following the calendar month end.  The Trust’s Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Policy.

The Policy also provides that a Fund’s portfolio holdings information may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement.  In addition to the service providers listed in this SAI, the specific entities to whom the Funds may provide portfolio holdings in advance of their release to the general public are: Abel/Noser, Gifford Fong Associates and Russell Implementation Services.

Under the Policy, the Funds also may share their portfolio holdings information with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Funds’ custodian, administrator, proxy voting vendor, consultants, legal counsel and independent registered public accounting firm as well as ratings agencies.  The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.  In addition, because the Funds are managed using a multi-advisor approach, the Advisor will, from time to time, add or replace sub-advisors to the Funds.  In these instances, a Fund’s portfolio holdings may be disclosed in advance (typically 10-20 days) to the incoming sub-advisor to allow the sub-advisor to implement as streamlined a transition as possible.

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Management of the Funds

Board of Trustees

The management and affairs of the Funds are supervised by the Board.  The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard.  The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.  The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee
Independent Trustees
William J. Klipp Year of Birth: 1955 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Lead Independent Trustee	Indefinite term since January 2001; Lead Independent Trustee since May 2007.	Retired; President and Chief Operating Officer, Charles Schwab Investment Management, Inc. and Executive Vice President, Schwab Funds (1993 to 1999).	7	Trustee, Adelante Funds (2000 to 2010).
R. Thomas DeBerry Year of Birth: 1941 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite term since January 2001.	Retired; President, DeBerry Consulting (a securities consulting firm), (1988 to present).	7	None
Dennis G. Schmal Year of Birth: 1947 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite term since July 2007.	Self-employed consultant (2003 to present).	7
Trustee, Grail Advisors ETF Trust (2009 to present); Trustee, Wells Fargo Multi-Strategy 100 Fund (closed-end hedge fund) (2008 to present); Director/
Chairman, Pacific Metrics Corp. (educational services) (2005 to present); Director, Varian Semiconductor Equipment Associates, Inc. (2004 to present); Director, Merriman Curhan Ford Group, Inc.  (financial services) (2003 to present).

Interested Trustee
Ronald Cordes* Year of Birth: 1959 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Chairman of the Board and Trustee	Indefinite term since January 2001.	Principal, Genworth Financial Wealth Management, Inc. (“GFWM”) (1994 to present); President of the Trust (2001 to 2008).	7
Director, ThinkImpact (non-profit organization) (2010- present); Director, Transfair, USA
(non-profit organization)
(2010-present); Director/Vice Chairman, Sarona Frontier General Partner,
Inc. (investment fund) (2010-present); Director, Microvest
Fund I, Investment
Committee (investment fund) (2009-present);
Board of Regents, University of the Pacific (2009-present); Director, East Bay
Community Foundation
(2007-present); Director, Katalysis Bootstrap Fund (nonprofit organization) (2005-present); Advisory Board, Boys and Girls Clubs of Oakland
(2002-present).

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Carrie E. Hansen Year of Birth: 1970 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	President	Renewed 1-Year term since May 2007
President, Genworth Financial Asset Management Funds (“GFAM Funds”) and Genworth Variable Insurance Trust (“GVIT”) (2008 to present); Senior Vice President and  Chief Operations Officer, GFWM (2008 to present); Chairman, Genworth Financial Trust Company (2008 to present); Senior Vice President and Managing Director of the Trust (2007 to 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 to 2008); Chief Compliance Officer of the Trust (2005 to 2008); Treasurer of the Trust (2001 to 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004 to 2007).

Deborah Djeu Year of Birth: 1962 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President, Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year term since May 2008
Vice President, Chief Compliance Officer and AML Compliance Officer, GFAM Funds and GVIT (2008 to present); Deputy Chief Compliance Officer, GPS Funds I (2007 to 2008); Compliance Manager, GE Money (2006 to 2007); Vice President, Wells Fargo Investments LLC (2004 to 2006).

Christine Villas-Chernak Year of Birth: 1968 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Deputy Chief Compliance Officer Secretary	Since 2009 Renewed 1-Year term since September 2006
Deputy Chief Compliance Officer, GVIT (2009 to present); Secretary, GFAM Funds (2009 to 2010); Secretary, GVIT (2008 to 2010); Senior Compliance Officer, GFWM (2005 to 2009); Fund Administration & Compliance Manager, AssetMark Investment Services, Inc. (2004 to 2005); Fund Administration & Compliance Specialist, AssetMark Investment Services, Inc. (2002 to 2004).

Robert J. Bannon Year of Birth: 1957 c/o Genworth Financial Wealth Management, Inc. 16501 Ventura Boulevard Suite 201 Encino, CA 91436	Vice President and Chief Risk Officer	Since 2010
Chief Risk Officer, GFAM Funds and GVIT (2010 to present); Senior Vice President and Chief Risk Officer, GFWM (2007 to present); Senior Vice President and Chief Investment Officer, Bank of the West, formerly Sanwa Bank California (2000 to 2005).

Starr E. Frohlich Year of Birth: 1972 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President and Treasurer	1-Year term since March 2010
Vice President and Treasurer, GFAM Funds and GVIT (March 2010-Present); Director of Fund Administration, Genworth Financial Wealth Management, Inc. (March 2010-Present); Vice President, U.S. Bancorp Fund Services, LLC (1997-2010).

*Ronald Cordes is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his relationship with the Advisor.

** Each Officer of the Trust serves at the pleasure of the Board.

Fund Leadership Structure

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board.  Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, sub-advisors, administrator, transfer agent, distributor and custodians.  The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Funds, and exercising general service provider oversight.  The Board has appointed employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting to the Board regarding Trust operations.  The Board has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters, as well as a Chief Risk Officer, who regularly reports to the Board on risk-related matters.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds.  The role of the Board and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

The Board is currently composed of four Independent Trustees and one Trustee who is affiliated with the Advisor.  The Board has appointed Mr. Cordes to serve in the role of Chairman.  Mr. Cordes is a Principal of the Advisor, and was one of the founders of the company.  The Independent Trustees have designated Mr. Klipp as the Lead Independent Trustee.  As the Lead Independent Trustee, Mr. Klipp participates in and helps to coordinate the preparation of agendas for the Board meetings, and acts as a liaison between meetings among the Trust’s officers, other Trustees, the Advisor, other service providers and counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.

Board Committees.  The Board has two standing committees, as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust.  In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trust’s accounting and

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financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (4) to act as a liaison between the Trust’s independent auditors and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Schmal is the Chairman of the Audit Committee.  The Audit Committee Chairman serves as the Board’s liaison with the independent auditors and meets periodically with the independent auditors during the year.  During the fiscal year ended March 31, 2010, the Audit Committee met three times.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for: (1) seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; (2) making recommendations to the Board regarding the composition of the Board and its committees; and (3) coordinating the process to assess Board effectiveness and developing and implementing governance policies.  The Nominating and Governance Committee is comprised of all of the Independent Trustees.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee.  The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.  The Nominating and Governance Committee meets as often as necessary or appropriate to discharge its functions, and reports its actions and recommendations to the Board on a regular basis.  During the fiscal year ended March 31, 2010, the Nominating and Governance Committee met two times.

Oversight of Risk.  The Board oversees risk as part of its general oversight of the Funds.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Funds.  The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, Advisor, sub-advisors, principal underwriter, and fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting with and receiving reports from the Trust’s Chief Compliance Officer and other senior officers of the Trust and the Advisor regarding the compliance procedures of the Trust and its service providers; and (6) meeting with and receiving reports from the Advisor’s Chief Risk Officer and other management personnel to discuss risks related to the Funds’ investments and operations.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Qualifications and Experience.  The Board believes that each of the Trustees has the qualifications, experiences, attributes and skills appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure.  Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment.  Also, in addition to a demonstrated record of academic, business and professional accomplishment, all of the Trustees have served on the Board for a number of years.  In their service to the Trust, the Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.   Set forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee is included in the chart earlier in this section.

William J. Klipp.  Mr. Klipp has served as a Trustee since the Trust was established in 2001, and he serves as the Lead Independent Trustee.  Mr. Klipp has more than 30 years of experience in the investment management and financial services industry, including serving as president and chief operating officer of a large investment

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management and mutual fund group.  Mr. Klipp also served as a Trustee to several other mutual fund groups as well as executive vice president of a large financial services company.

R. Thomas DeBerry.  Mr. DeBerry has served as a Trustee since the Trust was established in 2001.  Mr. DeBerry has more than 40 years of experience in the financial services industry, including serving as a senior executive of a broker-dealer providing mutual fund trading platform services, and as the president of a securities consulting firm.

Dennis G. Schmal.  Mr. Schmal has served as a Trustee of the Trust since 2007 and serves as the Chairman of the Audit Committee.  Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Ronald Cordes.  Mr. Cordes has served as a Trustee and Chairman since the Trust was established in 2001.  He is one of the three founders of the Advisor, and has extensive experience in the investment management and mutual fund industry.

The Board believes that the Trust’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the Principal of the Advisor, who serves as Chairman of the Trust and oversees the Advisor’s day-to-day management of the Funds, and for the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on financial, governance and risk-oversight related issues.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designations of Chairman, Lead Independent Trustee or Chairman of the Audit Committee do not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Compensation

For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $45,000 per year and $4,500 per in-person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  The Lead Independent Trustee receives an additional retainer fee of $10,000 per year.  The Audit Committee Chair receives an additional retainer fee of $5,000 per year.  Telephonic meeting fees are determined according to length of the meeting, as follows: $2,000 for one to two hours, $3,000 for two to three hours and $4,000 for three hours or longer.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their service as Trustees.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

The table below sets forth the compensation paid by the Trust to each of the current Trustees during the fiscal year ended March 31, 2010:
Name of Person/Position	Aggregate Compensation From All Funds in the Trust*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Ronald D. Cordes, President, Chairperson, Interested Trustee	None	None	None	None
William J. Klipp, Lead Independent Trustee	$88,000	None	None	$88,000
R. Thomas DeBerry, Independent Trustee	$78,000	None	None	$78,000
Dennis G. Schmal, Independent Trustee	$83,000	None	None	$83,000

*	The Trustees’ compensation with regard to the Opportunistic Equity Fund is not included in the table above because this Fund had not commenced operations as of the date of this SAI.

Board Interest in the Funds
Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds as of December 31, 2010 (1) (2)

Name of Fund	Ronald Cordes, Interested Trustee	William Klipp, Independent Trustee	R. Thomas DeBerry, Independent Trustee	Dennis Schmal, Independent Trustee

Large Cap Growth Fund	None	None	None	None

Large Cap Value Fund	None	None	None	None

Small/Mid Cap Core Fund	None	None	None	None

World ex-US Fund	D	None	B	None

Tax-Exempt Fixed Income Fund	None	None	None	None

Core Fixed Income Fund	None	None	None	None

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	D	None	B	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	The Trustees’ ownership of the Opportunistic Equity Fund shares is not included in the table above because this Fund had not commenced investment operations as of the date of this SAI.

Principal Holders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Note that a control person possesses

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the ability to control the outcome of matters submitted for shareholder vote of the Trust.  As of February 28, 2011, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.  The principal holder and control person ownership of the Opportunistic Equity Fund shares is not included below because the Fund had not commenced investment operations as of the date of this SAI.

The following table provides the name, address, and number of Service Shares owned by any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of February 28, 2011.  As of the date of this SAI, no Institutional Shares had been issued.

Principal Holders and Control Persons of the Large Cap Growth Fund

Service Shares

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	10,057,972	45.99%	Record
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103	7,220,746	33.02%	Record
Genworth Financial Trust Company FBO GFWM and its clients 3200 North Central Avenue Phoenix, AZ 85012	3,176,688	14.53%	Record
National Financial Services LLC Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281	1,344,622	6.15%	Record

Principal Holders and Control Persons of the Large Cap Value Fund

Service Shares

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	11,630,322	47.29%	Record
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103	8,261,108	33.59%	Record
Genworth Financial Trust Company FBO GFWM and its clients 3200 North Central Avenue Phoenix, AZ 85012	3,724,426	15.14%	Record

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Principal Holders and Control Persons of the Small/Mid Cap Core Fund

Service Shares

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	1,794,128	46.05%	Record
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103	1,308,719	33.59%	Record
Genworth Financial Trust Company FBO GFWM and its clients 3200 North Central Avenue Phoenix, AZ 85012	588,430	15.10%	Record

Principal Holders and Control Persons of the World ex-US Fund

Service Shares

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	14,058,856	42.92%	Record
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103	9,764,646	29.81%	Record
Genworth Financial Trust Company FBO GFWM and its clients 3200 North Central Avenue Phoenix, AZ 85012	7,251,829	22.14%	Record

Principal Holders and Control Persons of the Tax-Exempt Fixed Income Fund

Service Shares

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	7,315,174	45.36%	Record
Genworth Financial Trust Company FBO GFWM and its clients 3200 North Central Avenue Phoenix, AZ 85012	4,476,080	27.76%	Record
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103	3,689,598	22.88%	Record

Principal Holders and Control Persons of the Core Fixed Income Fund

Service Shares

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC Attn: Mutual Funds PO Box 2052 Jersey City, NJ 07303-2052	25,184,040	41.55%	Record
TD Ameritrade Inc. FBO its clients PO Box 2226 Omaha, NE 68103	16,274,881	26.85%	Record
Genworth Financial Trust Company FBO GFWM and its clients 3200 North Central Avenue Phoenix, AZ 85012	14,642,334	24.15%	Record
National Financial Services LLC Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281	3,992,226	6.59%	Record

Investment Advisor and Sub-Advisors

The Advisor, a California corporation, serves as the investment advisor to the Funds.  The Advisor is registered as an investment advisor with the SEC.  The Advisor advised and administered in excess of $19.2 billion in investor assets, as of December 31, 2010, including mutual funds, variable annuities, ETFs and privately managed accounts.

The Advisor is a subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth, headquartered in Richmond, Virginia, is an insurance company in the United States with a global presence, with operations in 24 countries. Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

With respect to each of the Funds, the Advisor oversees the investment advisory services provided to the Funds.  Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board, a number of sub-advisors are responsible for the day-to-day investment management of the Funds.

Subject to Board review, the Advisor allocates and, when appropriate, reallocates the Funds’ assets among sub-advisors, monitors and evaluates sub-advisor performance, and oversees sub-advisor compliance with the Funds’ investment objectives, policies and restrictions.  The Advisor has ultimate responsibility for the investment performance of the Funds pursuant to its responsibility to oversee the sub-advisors and recommend their hiring and/or replacement.  For the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008, the following advisory fees were paid to the Advisor:

Fund*	Advisory Fee Accrued
	2010	2009	2008
Large Cap Growth Fund	$2,130,675	$4,156,126	$7,099,590
Large Cap Value Fund	$1,999,561	$3,560,881	$6,224,443
Small/Mid Cap Core Fund	$521,755	$762,992	$1,154,663
World ex-US Fund	$2,459,938	$4,307,910	$7,155,044
Tax-Exempt Fixed Income Fund	$1,518,426	$1,814,431	$2,126,061
Core Fixed Income Fund	$4,043,222	$4,625,651	$5,737,214

*	Advisory fees paid to the Advisor for the Opportunistic Equity Fund are not included in the table above because the Fund has not commenced investment operations as of the date of this SAI.

Fund*	Advisory Fee Paid After Waivers
	2010	2009	2008
Large Cap Growth Fund	$2,130,675	$4,156,126	$7,099,590
Large Cap Value Fund	$1,999,561	$3,560,881	$6,224,443
Small/Mid Cap Core Fund	$521,755	$762,992	$1,154,663
World ex-US Fund	$2,459,938	$4,307,910	$7,155,044
Tax-Exempt Fixed Income Fund	$1,492,506	$1,781,661	$2,126,061
Core Fixed Income Fund	$4,043,222	$4,625,651	$5,737,214

*
Advisory fees paid to the Advisor after waivers for the Opportunistic Equity Fund are not included in the table above because the Fund has not commenced investment operations as of the date of this SAI.

In addition, under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions.  The following fees were recouped by the Advisor from the Fund for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008:

Fund*	Recoupment of Fees Waived
	2010	2009	2008
Large Cap Growth Fund	$0	$0	$0
Large Cap Value Fund	$0	$0	$0
Small/Mid Cap Core Fund	$0	$0	$0
World ex-US Fund	$0	$0	$0
Tax-Exempt Fixed Income Fund	$0	$0	$0
Core Fixed Income Fund	$0	$0	$0

*	Advisory fees recouped by the Advisor for the Opportunistic Equity Fund are not included in the table above because the Fund has not commenced investment operations as of the date of this SAI.

The Advisor is currently waiving expenses for the Tax-Exempt Fixed Income Fund to keep this Fund at its expense cap. Waived expenses subject to potential recovery for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 are as follows:

Fund	Year of Expiration
	3/31/2011	3/31/2012	3/31/2013

Tax-Exempt Fixed Income Fund	$0	$26,066	$32,625

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor.  For the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008, the following fees, as a percentage of such Fund’s average daily net assets, were paid to the sub-advisors:
	2010		2009		2008
Fund*	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts

Large Cap Growth Fund	0.42%	$946,044	0.41%	$1,846,531	0.40%	$3,130,893
Large Cap Value Fund	0.40%	$848,364	0.39%	$1,537,763	0.40%	$2,709,528
Small/Mid Cap Core Fund	0.51%	$269,378	0.51%	$400,897	0.51%	$606,557
World ex-US Fund	0.39%	$1,020,879	0.38%	$1,723,558	0.36%	$2,771,446
Tax-Exempt Fixed Income Fund	0.21%	$399,607	0.21%	$471,980	0.21%	$545,478
Core Fixed Income Fund	0.21%	$1,115,110	0.20%	$1,231,828	0.19%	$1,458,194

*
The aggregate sub-advisory fees paid by the Advisor for the Opportunistic Equity Fund are not included in the table above because the Fund has not commenced investment operations as of the date of this SAI.

The advisory agreement and certain portions of the sub-advisory agreements provide that the Advisor or any sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.  In addition, certain of the sub-advisory agreements provide that the sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.

The Sub-Advisors and Portfolio Managers

The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds.  In the performance of their responsibilities, conflicts of interest may occur between the management of the respective Funds and the other accounts of a sub-advisor.  In addition to the conflicts identified by the sub-advisors, other actual or apparent conflicts may arise.  Unequal time and attention may be devoted to the management of the respective Funds and the sub-advisors’ other accounts.

Wellington Management Company, LLP (“Wellington Management”) is a sub-advisor of the Large Cap Growth Fund and a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  Wellington Management is an SEC-registered investment advisor, and, as of February 28, 2011, had investment management authority with respect to approximately $658 billion in assets.

As of December 31, 2010, in addition to the Large Cap Growth Fund, Paul E. Marrkand managed the following accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Registered Investment Companies	8	$9.5 billion	1	$3.9 billion
Other Pooled Investment Vehicles	7	$867.8 million	0	$0
Other Accounts	7	$1.4 billion	0	$0

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Large Cap Growth Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Large Cap Growth Fund (the “Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Large Cap Growth Fund. The Portfolio Manager makes investment decisions for each account, including the Large Cap Growth Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased

33

for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Large Cap Growth Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Large Cap Growth Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Large Cap Growth Fund, or make investment decisions that are similar to those made for the Large Cap Growth Fund, both of which have the potential to adversely impact the Large Cap Growth Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Large Cap Growth Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Large Cap Growth Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Large Cap Growth Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Large Cap Growth Fund as set forth in the Sub-advisory Agreement between Wellington Management and the Advisor, on behalf of the Large Cap Growth Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Large Cap Growth Fund. The following information is as of March 31, 2011.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Large Cap Growth Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Large Cap Growth Fund is linked to the gross pre-tax performance of the portion of the Large Cap Growth Fund managed by the Portfolio Manager compared to the Russell 1000 Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

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Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Mr. Marrkand is a Partner of the firm.

As of February 28, 2011, Mr. Marrkand did not own any shares of the Large Cap Growth Fund

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), a sub-advisor to the Large Cap Value Fund and a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  BHMS is an SEC-registered investment adviser, and as of February 28, 2011, had approximately $62 billion in assets under management.

In addition to BHMS’ allocated portion of the Large Cap Value Fund’s portfolio, Mr. Giambrone managed the following other accounts as of December 31, 2010:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Registered Investment Companies	10	$4.2 billion	1	$2.9 billion
Other Pooled Investment Vehicles	2	$287.6 million	N/A	N/A
Other Accounts	40	$2.1 billion	N/A	N/A

Conflicts of Interest

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Large Cap Value Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by BHMS directors and third-parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Portfolio Manager Compensation

In addition to base salary, all BHMS portfolio managers share in a bonus pool that is distributed quarterly.  Portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation appliers with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.  The portfolio managers’ compensation is not based on the pre-tax or after-tax performance of the Large Cap Value Fund.

Growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profits.  The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance.

Many of BHMS’s key investment personnel have a long-term compensation plan in the form of an equity interest in BHMS. Accordingly, BHMS’s key investment personnel share commensurately in the profits and losses of BHMS.

As of February 28, 2011, Mr. Giambrone did not own any shares of the Large Cap Value Fund.

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Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor to the Small/Mid Cap Core Fund.  Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.  Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).  As of December 31, 2010, in addition to the Small/Mid Cap Core Fund, the following portfolio managers managed the following accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
John Power
Registered Investment Companies	5	$603 million	0	$0
Other Pooled Investment Vehicles	4	$18 million	1	$9 million
Other Accounts	21	$3.8 billion	0	$0

Robert Bao
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$504 million	0	$0
Other Accounts	4	$177 million	0	$0

Andrew Burzumato
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$286 million	2	$84 million
Other Accounts	4	$31 million	0	$0

Thorsten Becker
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$370 million	1	$97 million
Other Accounts	2	$26 million	0	$0

Jody Simes
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$95 million	1	$23 million
Other Accounts	2	$18 million	0	$0

Vincent Rivers
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$466 million	2	$135 million
Other Accounts	3	$25 million	0	$0

Arun Daniel
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$246 million	1	$65 million
Other Accounts	1	$8 million	0	$0

Chandler Willett
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$241 million	2	$18 million
Other Accounts	1	$67 million	0	$0

Conflicts of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the Small/Mid Cap Core Fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and

36

fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the Small/Mid Cap Core Fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the Small/Mid Cap Core Fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the Small/Mid Cap Core Fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the Small/Mid Cap Core Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is generally restricted by Pyramis’ code of ethics.

Portfolio Manager Compensation

John Power is the lead portfolio manager (the “Lead Portfolio Manager”) of the Small/Mid Cap Core Fund and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of Mr. Power’s bonus are based on (i) the general management of the Pyramis domestic equity group in his role as Senior Vice President, and (ii) the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index.  A smaller, subjective component of the Lead Portfolio Manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Robert Bao, Andrew Burzumato, Thorsten Becker, Jody Simes, Vincent Rivers, Arun Daniel and Chandler Willett are co-managers of the Small/Mid Cap Core Fund (each, a “Co-Manager”) and receive compensation for their services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of a portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

A portfolio manager’s base salary is determined by the level of responsibility and tenure at Pyramis or its affiliates. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other Pyramis funds and accounts.  A smaller, subjective component of a Co-Manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis.  The portion of each Co-Manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index.  An additional portion of each Co-Manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each Co-Manger manages measured against a sector benchmark.  Each Co-Manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC.

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As of February 28, 2011, none of the portfolio managers owned any shares of the Small/Mid Cap Core Fund.

Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor to the World ex-US Fund.  Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.  Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).  The following portfolio manager is primarily responsible for the day-to-day management of the Fund’s portfolio:

As of December 31, 2010, in addition to the World ex-US Fund, César E. Hernandez, CFA managed the following accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Registered Investment Companies	1	$1.1 billion	0	$0
Other Pooled Investment Vehicles	10	$4.8 billion	0	$0
Other Accounts	78	$24.7 billion	0	$0

Conflicts of Interest

The portfolio manager’s compensation plan (as described below) may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the World ex-US Fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the World ex-US Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by Pyramis’ code of ethics.

Portfolio Manager Compensation

César Hernandez is the portfolio manager of the World ex-US Fund and receives compensation for his services. As of December 31, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis’ ultimate parent company) or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable and (ii) the investment performance of other Pyramis equity accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable.

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A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the MSCI EAFE Index (net tax).  The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

As of February 28, 2011, Mr. Hernandez did not own any shares of the World ex-US Fund.

Marsico Capital Management, LLC (“MCM”), a sub-advisor to the Opportunistic Equity Fund, is an independent, employee-owned investment management firm and is an SEC-registered investment adviser.

As of February 28, 2011, in addition to MCM’s allocated portion of the Opportunistic Equity Fund, Corydon J. Gilchrist, CFA was responsible for the day-to-day management of certain other accounts, as follows:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Registered Investment Companies	6	$4.8 billion	0	$0
Other Pooled Investment Vehicles	8	$1.4 billion	0	$0
Other Accounts	11	$2.1 billion	0	$0

Conflicts of Interest

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of MCM make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  MCM seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, MCM may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows.  Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades.  MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner.  With respect to initial public offerings and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged.  To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts.  MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

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MCM has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because MCM advises multiple accounts.  In addition, MCM monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of MCM, including MCM’s Code of Ethics.

Portfolio Manager Compensation

The compensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses.  Base salaries may be adjusted upward or downward depending on MCM’s profitability.  Bonuses are typically based on two other primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.  Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses.  No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.  In addition to salary and bonus, MCM’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other MCM employees.  MCM’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.  Equity interests are subject to the financial risks of MCM’s business generally.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index).  Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities.  To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment management team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

As of February 28, 2011, Mr. Gilchrist did not own any shares of the Opportunistic Equity Fund.

Westfield Capital Management Company, L.P. (“Westfield”), a sub-advisor to the Opportunistic Equity Fund, is an SEC-registered investment adviser that was founded in 1989.  Westfield is 100% employee owned.

As of February 28, 2011, in addition to Westfield’s allocated portion of the Opportunistic Equity Fund, William Muggia, Ethan Meyers, John Montgomery, Matthew Strobeck, and Hamlen Thompson were responsible for the day-to-day management of certain other accounts as follows:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
William Muggia
Registered Investment Companies	10	$3.1 billion	0	$0
Other Pooled Investment Vehicles	15	$676.4 million	3	$151.8 million
Other Accounts	533	$11.6 billion	20	$1.1 billion

Ethan Meyers, CFA
Registered Investment Companies	10	$3.1 billion	0	$0
Other Pooled Investment Vehicles	12	$524.6 million	0	$0
Other Accounts	501	$11.6 billion	20	$1.1 billion

John Montgomery
Registered Investment Companies	10	$3.1 billion	0	$0
Other Pooled Investment Vehicles	12	$524.6 million	0	$0
Other Accounts	501	$11.6 billion	20	$1.1 billion

Matthew Strobeck, PhD
Registered Investment Companies	10	$3.1 billion	0	$0
Other Pooled Investment Vehicles	12	$524.6 million	0	$0
Other Accounts	507	$11.6 billion	20	$1.1 billion

Hamlen Thompson
Registered Investment Companies	10	$3.1 billion	0	$0
Other Pooled Investment Vehicles	12	$524.6 million	0	$0
Other Accounts	502	$11.6 billion	20	$1.1 billion

Conflicts of Interest

The management of multiple accounts may result in the above-referenced portfolio managers (together, the Investment Committee or “IC”) allocating unequal attention and time to the management of each account if each has different objectives, benchmarks, time horizons, and fees, as the members of the IC must allocate their time and investment ideas across multiple accounts.

When the same securities are recommended for accounts that incorporate a performance fee and those that do not, the securities are allocated in a manner Westfield believes to be fair and equitable to all affected accounts. Allocations typically are completed on a pro-rata basis for all accounts participating in a trade order. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill its obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield may bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last.

In selecting a broker to execute a transaction for a client account, Westfield may take into account services or benefits provided to Westfield by the broker (or by any other party pursuant to an arrangement with the broker), only when all of the following conditions are satisfied:

1.	Westfield is exercising investment discretion in the transaction.
2.	The client obtains best execution.
3.
The only compensation to the broker for executing the transaction is a disclosed commission. (That is, the broker is not dealing out of inventory, acting as a market maker in the security or otherwise charging an undisclosed markup or spread).

4.
Westfield has determined, in good faith, that the amount of commission on the transaction is reasonable in relation to the value of the research services provided by the broker, viewed in terms of either that transaction or Westfield’s overall responsibilities to its discretionary client accounts.

Westfield’s Portfolio Strategist serves as the control person, with oversight by Westfield’s Chief Investment Officer and Westfield’s Chief Compliance Officer, for commission allocation and the review, approval, and hiring of research services. The IC discusses research services quarterly to ensure Westfield is extracting the most value from the services to which Westfield subscribes. The IC reviews and approves research services prior to the hiring of such services.

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Mr. Strobeck is a member of the Board of Directors of Metabolix, Inc. (“Metabolix”) (Ticker Symbol: MBLX), a biotech company that held its initial public offering in November 2006. Due to trading restrictions imposed by the issuer, only certain client accounts hold these securities. Securities of Metabolix were initially acquired in private placements prior to the company’s initial public offering. With the exception of client directed events such as liquidation or contributions, dispersion analysis, or portfolio rebalancing, Westfield trades Metabolix securities only during specified time periods (“trading windows”) defined by Metabolix’s trading window/blackout policy. Typically, these trading windows occur quarterly, and begin on the third business day after Metabolix’s issuance of a press release (or other method of public dissemination) announcing its quarterly or annual earnings and end on the 15th day before the end of the then current quarter. Westfield will be notified by, or receive confirmation from, Metabolix of the opening and closing of the trading windows prior to purchasing or selling Metabolix securities.

Personal securities transactions will raise potential conflicts of interest. Westfield employees’ personal trading activities are regulated by the firm’s code of ethics and monitored by Westfield’s Compliance department. The same trading windows described above apply to Metabolix transactions in Westfield employees’ personal investment accounts.

Portfolio Manager Compensation

William Muggia is the lead member of the IC, which has day-to-day management responsibility for Westfield’s allocated portion of the Fund. As with all strategies at Westfield, investment decisions for Westfield’s allocated portion of the Fund are made at the product level by consensus of the IC. Members of the IC may be eligible to receive various components of compensation:

•	IC members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•
IC members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•
IC members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

Additionally, Mr. Muggia is entitled to receive a portion of any performance fees earned on accounts for which he serves as sole portfolio manager.  Mr. Muggia is also granted discretion to award a portion of any performance-based fees earned by such accounts to any member of Westfield.

As of February 28, 2011, none of the portfolio managers owned any shares of the Opportunistic Equity Fund.

Diamond Hill Capital Management, Inc. (“Diamond Hill”) a sub-advisor to the Opportunistic Equity Fund, is registered as an investment adviser with the SEC and is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly-traded holding company.

As of February 28, 2011, in addition to its allocated portion of the Opportunistic Equity Fund, Bill Dierker, Charles Bath and Chris Welch were responsible for the day-to-day management of certain other accounts, as follows:
Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Bill Dierker, CFA
Registered Investment Companies	5	$2.0 billion	0	$0
Other Pooled Investment Vehicles	3	$132 million	0	$0
Other Accounts	206	$3.2 billion	0	$0

Charles Bath, CFA
Registered Investment Companies	6	$4.0 billion	0	$0
Other Pooled Investment Vehicles	6	$382 million	3	$250 million
Other Accounts	207	$3.2 billion	0	$0

Chris Welch, CFA
Registered Investment Companies	8	$3.1 million	0	$0
Other Pooled Investment Vehicles	3	$132 million	0	$0
Other Accounts	236	$3.4 billion	0	$0

Conflicts of Interest

Individual investment professionals at Diamond Hill manage multiple accounts for multiple clients. These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations). Conflicts of interest in connection with the Opportunistic Equity Fund’s investments and the investments of other accounts managed by Diamond Hill are monitored through detailed conflicts of interest management policies and procedures. Diamond Hill has adopted a code of ethics as well as policies and procedures that cover secondary market trade allocation and trade aggregation. Diamond Hill’s policies and procedures are subject to internal review and monitoring.

Portfolio Manager Compensation

Diamond Hill receives a fee based on the portion of the Opportunistic Equity Fund’s assets allocated to Diamond Hill as set forth in the Sub-Advisory Agreement between Diamond Hill and the Advisor with respect to the Opportunistic Equity Fund. Diamond Hill pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Opportunistic Equity Fund.

Diamond Hill’s compensation packages are comprised of a base salary, as well as bonus and equity incentives.

Base Salary. Each portfolio manager is paid a base salary, which is determined by Diamond Hill and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Generally, the incentive bonus package for Diamond Hill’s portfolio managers is based on:

•	The long-term relative pre-tax investment performance of the portfolios they manage;
•	Diamond Hill’s assessment of the investment contribution they make to the portfolios they do not manage;
•	Diamond Hill’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration; and
•	Diamond Hill’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Relative investment performance is measured against the respective portfolio’s benchmark and its peer group, and long-term is defined as the trailing five years or, if less than five years, since the individual became the portfolio manager of the portfolio. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401k plan and related company match.

As of February 28, 2011, none of the portfolio managers owned any shares of the Opportunistic Equity Fund.

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Knightsbridge Asset Management, LLC (“Knightsbridge”) is a sub-advisor to the Opportunistic Equity Fund.  Knightsbridge is located at 660 Newport Center Drive, Suite 460, Newport Beach, CA  92660.  Knightsbridge is a privately-held SEC-registered investment adviser.

As of February 28, 2011, in addition to Knightsbridge’s allocated portion of the Opportunistic Equity Fund, John G. Prichard was responsible for the day-to-day management of certain other accounts, as follows:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Registered Investment Companies	2	$147.7 million	0	$0
Other Pooled Investment Vehicles	1	$1.5 million	1	$1.5 million
Other Accounts	1,697*	$1.8 billion*	7*	$6.8 million*

* As of December 31, 2010.

Conflicts of Interest

Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Fund and the investment action for such other accounts and the Fund may differ.  Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Fund.  Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable may not be able to participate.  Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

Portfolio Manager Compensation

As a principal of Knightsbridge, Mr. Prichard’s compensation is tied to the net income of the firm.

As of February 28, 2011, Mr. Prichard did not own any shares of the Opportunistic Equity Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), sub-advisor to the Core Fixed Income Fund, has been registered as an investment advisor since 1990 and is an affiliate of Goldman Sachs.  Total GSAM assets under management as of March 31, 2010, were approximately $714 billion (includes assets managed by GSAM and its investment advisory affiliates).  GSAM’s allocated portion of the Core Plus Fixed Income Fund’s portfolio is managed by Jonathan Beinner and Michael Swell, managing directors of GSAM.  In addition to the Core Plus Fixed Income Fund, these individuals manage the following other accounts as of December 31, 2010:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets

Registered Investment Companies	158	$44.7 billion	0	$0
Other Pooled Investment Vehicles	127	$51.2 billion	25	$7.3 billion
Other Accounts	1,862	$214.1 billion	32	$8.2 billion

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Conflicts of Interest

Please note that all of GSAM’s fixed income portfolios are managed on a team basis.  While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.  Listed above are the senior portfolio managers of the fixed income team with the most significant participation in the management of the Fund.

For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

GSAM’s portfolio managers are often responsible for managing one or more funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds.  A portfolio manager may manage separate accounts or other pooled investment vehicles which may have materially higher fee arrangements than the Core Fixed Income Fund and may also have a performance-based fee.  The side-by-side management of these funds may result in potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.  GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  It seeks to provide best execution of all securities transactions, in the aggregate, and then allocate securities to client accounts in a fair and timely manner.  To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account.  GSAM conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year.  Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for measuring performance of this Fund is: Barclays Capital Aggregate Bond Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.  Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

As of February 28, 2011, none of the portfolio managers owned any shares of the Core Fixed Income Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), serves as a sub-advisor to the Core Fixed Income Fund.  BHMS’ allocated portion of the Core Fixed Income Fund’s portfolio is managed by a team led by David R. Hardin, John S. Williams, Deborah A. Petruzzelli, J. Scott McDonald, CFA and Mark C. Luchsinger, CFA.  As of June 30,

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2010, BHMS had approximately $52 billion in assets under management. In addition to the Core Plus Fixed Income Fund, these individuals manage the following other accounts as of March 31, 2010:

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
David R. Hardin
Registered Investment Companies	7	$394 million	0	$0
Other Pooled Investment Vehicles	3	$219 million	0	$0
Other Accounts	110	$7.5 billion	1	$586 million

John S. Williams
Registered Investment Companies	7	$394 million	0	$0
Other Pooled Investment Vehicles	3	$219 million	0	$0
Other Accounts	110	$7.5 billion	1	$586 million

Deborah A. Petruzzelli
Registered Investment Companies	7	$394 million	0	$0
Other Pooled Investment Vehicles	3	$219 million	0	$0
Other Accounts	110	$7.5 billion	1	$586 million

J. Scott McDonald, CFA
Registered Investment Companies	7	$394 million	0	$0
Other Pooled Investment Vehicles	3	$219 million	0	$0
Other Accounts	110	$7.5 billion	1	$586 million

Mark C. Luchsinger, CFA
Registered Investment Companies	7	$394 million	0	$0
Other Pooled Investment Vehicles	3	$219 million	0	$0
Other Accounts	110	$7.5 billion	1	$586 million

Conflicts of Interest

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by BHMS directors and third-parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds or Accounts participate in investment decisions involving the same securities.

Portfolio Manager Compensation

In addition to base salary, all portfolio managers shares in a bonus pool that is distributed quarterly.  Portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation appliers with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.  The portfolio managers’ compensation is not based on the pre-tax or after-tax performance of the Fund.

Growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profits.  The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance.

Many of BHMS’s key investment personnel have a long-term compensation plan in the form of an equity interest in BHMS. Accordingly, BHMS’s key investment personnel share commensurately in the profits and losses of BHMS.

As of February 28, 2011, none of the portfolio managers owned any shares of the Core Fixed Income Fund.

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Delaware Management Company (“DMC”), a series of Delaware Management Business Trust (“DMBT”), is a sub-advisor for the Tax-Exempt Fixed Income Fund.  DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  DMBT is a registered investment advisor and a majority-owned subsidiary of Delaware Management Holdings, Inc.  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.  On January 4, 2010, Delaware Management Holdings, Inc. and its subsidiaries, including DMC, were acquired by Macquarie Group Limited, an Australia-based global provider of banking, financial, advisory, investment and funds management services. As of February 28, 2011, DMC had approximately $150 billion in assets under management.

In addition to the Tax-Exempt Fixed Income Fund, portfolio managers Joseph R. Baxter and Stephen J. Czepiel were responsible for the day-to-day management of certain other accounts.  The following chart lists certain information about types of other accounts for which Mr. Baxter and Mr. Czepiel were responsible, as of March 31, 2010.  Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis.

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Joseph R. Baxter
Registered Investment Companies	19	$4.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$2.0 billion	0	$0

Stephen J. Czepiel
Registered Investment Companies	19	$4.4 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	40	$2.4 billion	0	$0

Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ.  For example, an account or fund may be selling a security, while another account or the Fund may be purchasing or holding the same security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account.  Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund.  The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  DMC has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While DMC’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Portfolio Manager Compensation

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

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Bonus -An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.  The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors.  There is one pool for bonus payments for the fixed income department.  The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, 60%-75% of the bonus is quantitatively determined.  For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted.  For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted.  There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance.  Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Incentive Unit Plan - Portfolio managers may be awarded incentive awards (“Awards”) relating to the underlying shares of Class B non-voting common stock of Delaware Management Holdings, Inc. pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.  Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist DMC in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and DMC; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of Class B non-voting common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

As of February 28, 2011, the portfolio managers did not own any shares of the Tax-Exempt Fixed Income Fund.

Nuveen Asset Management, LLC (“NAM”), a sub-advisor of the Tax-Exempt Fixed Income Fund, provides investment management services to retail investors, high net-worth and institutional clients.  NAM had approximately $101.3 billion in assets under management as of February 28, 2011.  NAM is a subsidiary of Nuveen Investments, Inc., which is indirectly owned by a holding company formed by equity investors led by Madison Dearborn Partners, LLC.

As of February 28, 2011, in addition to the Tax-Exempt Fixed Income Fund, NAM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

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Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Martin J. Doyle
Registered Investment Companies	1	$163.3 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9,488	$8.0 billion	0	$0

John V. Miller
Registered Investment Companies	5	$5.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$292.7 million	0	$0

Michael J. Sheyker
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,718	$1.3 billion	0	$0

Conflicts of Interest

NAM has adopted policies and procedures reasonably designed to address various types of conflicts and serve to operate in a manner that is fair and equitable among its clients, including the Tax-Exempt Fixed Income Fund.  NAM does not perceive or anticipate conflicts in connection with the management of different accounts by the portfolio managers. NAM’s policies and procedures have been designed to address potential conflicts of interest that may arise in its daily activities. Portfolio managers factor in client imposed objectives as well as firm and industry considerations in the management of their funds. Among the various policies are NAM’s Code of Ethics, Insider Trading Policy, Policy on Gifts and Entertainment and Outside Business Activity.  NAM’s compliance monitors these policies for any violations or patterns of problematic behavior.

Portfolio Manager Compensation

NAM’s employees receive a salary and are eligible to participate in the bonus pool.  The amount available for bonuses is a function of the overall profitability of NAM’s parent.  Bonuses are then allocated to business groups based on performance and achievement of annual goals for the group.  Within business groups, bonuses are allocated to individuals based on individual performance and contribution to the goals of the entire group.

Treatment of administrative and client service personnel is similar to that of investment professionals, except that adjustments are made to reflect the extent to which the person has control over factors determining performance of the business group.  Compensation of portfolio administrators, for example, is more tied to the way that they complete their assigned duties and less to the performance of the portfolios on which they provide assistance.

The compensation program in place for NAM is designed to attract and retain high-caliber professional employees and align the interests of the firm, the professionals and the investors. Equity-based compensation is a key component of the firm’s compensation program and is structured to provide executives with strong incentives to remain with the firm and participate in its success. There are two levels of equity incentive compensation. The first level is the NAM equity interest opportunity which is being implemented in 2011 and offered to certain NAM investment professionals. The value of these interests will be determined by the increase in the profitability of NAM over time. These equity interests will vest over time, with the vested portions retained and the unvested portions forfeited upon departure. The firm retains the right to purchase the vested interests at fair market value. The second component of the equity opportunity is at the level of Nuveen’s parent company, Windy City Investments Holdings, LLC (“Windy City”). While Nuveen Investments is now a private company, an equity program has been established for key employees, including certain of NAM’s key professionals, where the professionals are granted deferred restricted interests in Windy City. These interests, which were granted in 2010, function similar to restricted stock, are immediately “in the money,” and vest over a five year period starting in December 2010. Holders of these equity

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interests are generally restricted from transferring their interests. The interests are subject to accelerated vesting in certain circumstances.   The structure of the both of the above described  equity interests thus encourages each recipient to stay with the firm and participate in the growth of overall profitability of both NAM and of the entire Nuveen organization. The grant of the equity interests involved a similar compensation review process to that discussed below with respect to the annual year-end bonus.

The final element of the NAM retention program is the long-term employment agreements that have been entered into with the firm’s senior leadership team. These agreements typically provide for initial three to five-year terms, with annual extensions thereof until either party delivers a notice of non-renewal. The agreements establish base salaries, and target bonuses for specified years . The agreements also contain the normal provisions generally included in employment agreements, including covenants by the employee of non-solicitation with respect to clients and customers after any termination of employment.

NAM has extended employment agreements to key senior investment professionals at the firm to ensure that their strong leadership remains intact.

As of February 28, 2011, the portfolio managers did not own any shares of the Tax-Exempt Fixed Income Fund.

Distribution and Shareholder Servicing

Distributor and Sub-Distributor

Capital Brokerage Corporation (“Distributor”), an affiliate of the Advisor, located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds and the Distributor.  Quasar Distributors, LLC (“Quasar” or the “Sub-Distributor), an affiliate of the Fund’s accounting and administrative services provider, U.S. Bancorp Fund Services, LLC, is the sub-distributor for the Funds pursuant to a Sub-Distribution Agreement among the Trust, the Advisor and Quasar.  The Distribution and Sub-Distribution Agreements have a one-year term and continue on a year-to-year basis provided that the agreements are approved in the manner required by the 1940 Act.  The Distributor and Sub-Distributor are each registered broker-dealers and members of the Financial Industry Regulatory Authority.  Shares of each Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.  Neither the Funds nor the Advisor paid any commissions or other compensation to the Distributor during the Funds’ most recent fiscal year ended March 31, 2010.  For the fiscal years ended March 31, 2008, March 31, 2009 and March 31, 2010, all sub-distribution fees to Quasar were paid by the Advisor.

Distribution Plan

For Service Shares, the Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board.  The Plan authorizes payments by the Service Shares of the Funds in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund’s average daily net assets.  Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders.  Such activities typically include: services associated with the operation of the Genworth Financial Wealth Management investment platform (the “GFWM Platform”) through which the Funds are primarily distributed; advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of  sales and marketing materials; dissemination of prospectuses, annual and semi-annual reports; and capital or other expenses of the Distributor associated with the sale of shares of the Funds including equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one that a Fund may finance without the Plan, that Fund may also make payments to finance such activity outside of the Plan, and is not subject to the Plan’s limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the

48

Funds regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee.  It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases each Fund’s expenses from what they would otherwise be.  A Fund may engage in joint distribution activities with other Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund’s net assets.

Rule 12b-1 requires that (i) the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended March 31, 2010, the following amounts were paid pursuant to the Distribution Plan:

	12b-1 Expenses Paid
Fund name (1)	Advertising/Marketing	Printing/ Postage	Payment to Distributor	Payment to dealers	Compensation to sales personnel	Interest, carrying or other finance charges	Other
Large Cap Growth Fund	$0	$0	$0	$563,968	$0	$0	$0
Large Cap Value Fund	$0	$0	$0	$531,804	$0	$0	$0
Small/Mid Cap Core Fund	$0	$0	$0	$131,588	$0	$0	$0
World ex-US Fund	$0	$0	$0	$647,352	$0	$0	$0
Tax-Exempt Fixed Income Fund	$0	$0	$0	$474,508	$0	$0	$0
Core Fixed Income Fund	$0	$0	$0	$1,347,758	$0	$0	$0

(1) No information is presented for the Opportunistic Equity Fund, as this Fund has not commenced investment operations as of the date of this SAI.

The Advisor’s primary business is to operate the GFWM Platform, a managed account platform that is used by financial advisors and broker-dealers to deliver state of the art financial planning, investment advisory and asset allocation services to their clients.  The GFWM Platform provides asset allocation models and other tools that are used by investors in various open-end mutual funds, including the Funds.

The primary method of distributing the Funds is through the GFWM Platform, and the Advisor is responsible for all aspects of the operation of the GFWM Platform.  In addition, unaffiliated mutual fund supermarkets facilitate the operation of the GFWM Platform by maintaining investor accounts, and providing back office, shareholder and recordkeeping services that enable investors to access the Funds and other funds.  Service Shares of the Funds pay Rule 12b-1 fees to the mutual fund supermarkets, and the mutual fund supermarkets, in turn, pay a negotiated portion of those fees back to the Advisor for services it provides in connection with the GFWM Platform, including: establishing and maintaining electronic communication channels with the fund supermarkets and the Funds’ transfer agent; processing investor transactions under relevant asset allocation models and packaging order information for delivery to the fund supermarkets; maintaining shareholder records; generating quarterly holdings, performance and account summary reports; and generally assisting in the operation of the GFWM Platform.  These types of negotiated payments are common among mutual fund supermarkets and the managed account platform providers that use them.  The amounts paid to the Advisor are included in the column entitled “Payments to Dealer” shown in the table above.

With the exception of payments to the Advisor in its capacity as the sponsor of the GFWM Platform as described above, no “interested person” of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.

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Shareholder Servicing

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders.  Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

Each Fund paid the following shareholder servicing fees for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008:

Fund(1)	2010	2009	2008
Large Cap Growth Fund	$135,353	$269,484	$387,069
Large Cap Value Fund	$127,633	$222,820	$339,454
Small/Mid Cap Core Fund	$31,581	$50,766	$59,214
World ex-US Fund	$155,365	$271,746	$384,527
Tax-Exempt Fixed Income Fund	$113,882	$144,795	$132,879
Core Fixed Income Fund	$323,462	$428,707	$389,915

(1) No information is presented for the Opportunistic Equity Fund, as this Fund has not commenced investment operations as of the date of this SAI.

Service Providers

The Trust entered into a number of agreements whereby certain parties provide various services to the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent.  USBFS’ address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions; establishing and maintaining shareholder accounts and records; disbursing dividends declared by the Funds; day-to-day administration of matters related to the existence of the Trust under state law (other than rendering investment advice); maintenance of its records; preparation, mailing and filing of reports; and assistance in monitoring the total number of shares sold in each state for “Blue Sky” purposes.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, assistance in the preparation of the Funds’ registration statement under federal and state securities laws, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Funds’ expense accruals, and calculating the daily net asset value for each Fund from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.

For the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008, the Trust paid the following amounts to USBFS for administrative services (excluding fund accounting or transfer agent services):

Fund(1)	Administration Fee Paid
	2010	2009	2008
Large Cap Growth Fund	$86,970	$156,682	$259,947
Large Cap Value Fund	$81,518	$135,612	$227,366
Small/Mid Cap Core Fund	$20,344	$27,840	$39,480
World ex-US Fund	$96,434	$161,716	$258,100
Tax-Exempt Fixed Income Fund	$72,625	$79,919	$89,505
Core Fixed Income Fund	$208,789	$219,902	$261,202

(1) No information is presented for the Opportunistic Equity Fund, as this Fund has not commenced investment operations as of the date of this SAI.

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U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds, as well as the Funds’ Foreign Custody Manager (“Custodian”), pursuant to a custody agreement between the Custodian and the Trust (“Custody Agreement”).  The Custodian is compensated for its services to the Trust by fees paid on a per transaction basis, and the Trust also pays certain of the Custodian’s related out-of-pocket expenses.  The Custodian’s address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

The Advisor provides certain administrative services to the Service Shares of the Funds, pursuant to an Administrative Services Agreement between the Trust and the Advisor, for which the Advisor receives a fee of 0.25% of the average daily net assets of the Services Shares of the Funds.  The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client investment policy statement for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares, including the transfer agent and custodian.

Because the Administrative Services Agreement between the Trust and the Advisor did not go into effect until the date of this SAI, the Funds have not yet paid any amounts to the Advisor pursuant to that Agreement.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

The Board requires that each Fund’s omnibus account holders, also known as intermediaries, perform certain elements of the Program.  Procedures to implement the Program include, but are not limited to, a determination by the Board that each Fund’s omnibus account holders have established proper anti-money laundering procedures, the omnibus account holders reporting suspicious and/or fraudulent activity, and the omnibus account holders performing a complete and thorough review of all new opening accounts.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Codes of Ethics

The Trust, the Advisor, and the Distributor have adopted a joint Code of Ethics, and the sub-advisors have likewise each adopted Codes of Ethics that govern the conduct of their respective employees that may have access to information about the Funds’ securities transactions.  The Codes of Ethics recognize that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests.  Subject to the protections and compliance procedures in the Codes of Ethics, access persons can invest in securities, including securities that may be purchased or held by the Funds.  Among other things, the Codes of Ethics require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Advisor or a sub-advisor for a Fund or other clients of the Advisor or sub-advisor; annual and quarterly reporting of personal securities holdings; and limitations and/or pre-clearance requirements on personal trading of initial public offerings.  Violations of the joint Code of Ethics of the Trust, the Advisor, and the Distributor are subject to review by the Trustees and could result in severe penalties.  The Trustees do not review violations or assess penalties under the various Codes of Ethics adopted by the sub-advisors.

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Proxy Voting Guidelines

Federal law requires the Trust and each of its investment advisor and sub-advisor to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund.  The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 800-352-9910 and (2) on the SEC’s website at http://www.sec.gov.

Valuation of Shares

Shares of each Fund are sold on a continuous basis at the net asset value (“NAV”) per share next computed following acceptance of an order by the Fund.  Each Fund’s NAV per share for the purpose of pricing purchase and redemption orders is generally determined at 4:00 p.m. Eastern time on each day the Fund is open as determined by the Board.  The Funds are generally open on the same days that the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV per share of a class of a Fund is calculated by adding the value of all assets of the Fund attributable to that share class, deducting all liabilities of the Fund attributable to that share class, and dividing by the number of outstanding shares of that share class of the Fund, the result being adjusted to the nearest cent.  The NAV of a share class of each Fund is determined by subtracting the liabilities of the Fund attributable to that class from the value of its assets attributable to that class (chiefly composed of investment securities).  The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of shares outstanding of that class.

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the last quoted sale price on each business day (defined as days on which the Funds are open for business (“Business Day”)).  Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ Official Closing Price on each Business Day.  If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the mean between the most recent quoted bid and asked price.  Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service.  The pricing service relies primarily on prices of actual market transactions as well as trader quotations.  However, the pricing service may use a matrix system to determine valuations of fixed income securities.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices.  Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.  During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a comparable computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by a Fund resulted in a lower

52

aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company solely utilizing market values, and existing shareholders in the Fund would experience a lower yield.  The converse would apply during a period of rising interest rates.

Options traded on an exchange are valued at the last reported sale price on the exchange on which the option is traded.  If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price.  Futures contracts are valued at the daily quoted settlement prices.  Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board.

Purchase and Redemption of Shares

The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form.  As described in the Funds’ Prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds’ transfer agent (or their authorized agent).  Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders or that could adversely affect the Fund or its operations.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash.  Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.  A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

Genworth Financial, Inc. and its affiliates that are investors in Service Shares of a Fund have a right to exchange their Service Shares for Institutional Shares of the same Fund because for those entities the distribution and administrative service fees paid for the Services Shares are not warranted in light of the nature of the investor and the lack of sales and administrative activity associated with such investments.

Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business.  The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit.  The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor and/or the Custodian are not open for business.

Portfolio Transactions

Assets of a Fund are invested by the Advisor and the sub-advisors in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time.  Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund.  When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.  The Advisor may, from time to time, request that sub-advisors direct trades to certain brokers that provide favorable commission rates, subject to the sub-advisor’s obligation to obtain best

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execution.  The Funds will not purchase portfolio securities from any affiliated person acting as principal except in conformity with SEC regulations.

For securities traded in the over-the-counter markets, the Advisor or sub-advisors deal directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere.  The Advisor or sub-advisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available.  The Board periodically reviews the commission rates and the allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the sub-advisors.  The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided.  Such research or services include advice, both orally and in writing, as to:  the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisors.  To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.  Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts.  In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trust may also enter into arrangements, commonly referred to as “brokerage/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage.  Under a typical brokerage/service arrangement, a broker agrees to pay a portion of a Fund’s custodian, administrative or transfer agency fees, and in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker.  The sub-advisor, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Advisor or sub-advisor.  If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts.  The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The brokerage commissions paid by the Funds for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008, were as follows:
	Total Brokerage Fees Paid
Fund(1)	2010	2009	2008
Large Cap Growth Fund	$200,569	$540,781	$447,809
Large Cap Value Fund	$129,715	$470,349	$345,559
Small/Mid Cap Core Fund	$161,601	$257,058	$201,952
World ex-US Fund	$369,844	$1,551,265	$2,836,065
Tax-Exempt Fixed Income Fund	$0	$0	$0
Core Fixed Income Fund	$55,683	$96,587	$36,839

(1) No information is presented for the Opportunistic Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

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The World ex-US Fund experienced a significant decrease in brokerage commissions paid from the fiscal year ended March 31, 2009 to the fiscal year ended March 31, 2010. This decrease is primarily due to the same sub-advisors (which as of the date of this SAI are no longer sub-advisors to the Fund) having managed the Fund throughout the fiscal year ended March 31, 2010 as opposed to the fiscal year ended March 31, 2009, during which a change in sub-advisors resulted in a repositioning of the Fund’s portfolio.

For the fiscal years ended March 31, 2010, 2009, and 2008, the Large Cap Growth Fund paid an affiliate of one of its sub-advisors (which as of the date of this SAI is no longer a sub-advisor to that Fund) brokerage commissions of $0, $0 and $2,694, respectively, on transactions involving the payment of commissions.  For the fiscal years ended March 31, 2010, 2009, and 2008, these commissions represented 0%, 0% and 0.61%, respectively, of the aggregate brokerage commissions paid by the Large Cap Growth Fund and 0%, 0% and 0.19%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions by the Large Cap Growth Fund.

For the fiscal year ended March 31, 2010, the Funds paid the following brokerage commissions to brokers who also provided research services.  The dollar values of the securities traded for the fiscal year ended March 31, 2010 are also shown below:

	Commissions Paid for Soft-Dollar Arrangements	Dollar Value of Securities Traded
Fund(1)
Large Cap Growth Fund	$15,077	$25,220,219
Large Cap Value Fund	$14,212	$6,314,268
Small/Mid Cap Core Fund	$22,224	$11,293,147
World ex-US Fund	$130,218	$125,123,705
Tax-Exempt Fixed Income Fund	$0	$0
Core Fixed Income Fund	$0	$0

(1) No information is presented for the Opportunistic Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  The following tables identify, for each applicable Fund, those brokers or dealers and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the fiscal year ended March 31, 2010.

Large Cap Growth Fund
Broker-Dealer	Aggregate Value
Morgan Stanley & Co.	$694,173
JPMorgan Chase & Co.	$522,680

World ex-US Fund
Broker-Dealer	Aggregate Value
Credit Suisse Group	$2,369,481

Core Fixed Income Fund
Broker-Dealer	Aggregate Value
Morgan Stanley & Co.	$19,754,995
JPMorgan Chase & Co.	$9,742,611
Citigroup Inc.	$8,492,377
Merrill Lynch	$2,781,864
Goldman Sachs Group Inc.	$1,561,530
Barclays Investment Group	$528,667

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The Funds not included in the table above did not hold securities of their regular brokers or dealers.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or sub-advisors, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  For the fiscal years ended March 31, 2010 and March 31, 2009, the Funds had the following portfolio turnover rates:

	Portfolio Turnover Rates
Fund(1)	2010	2009
Large Cap Growth Fund	69.83%	98.67%
Large Cap Value Fund	26.85%	58.45%
Small/Mid Cap Core Fund	52.31%	65.97%
World ex-US Fund	65.33%	144.98%
Tax-Exempt Fixed Income Fund	57.44%	44.37%
Core Fixed Income Fund	224.89%	261.77%

(1) No information is presented for the Opportunistic Equity Fund, as this Fund had not commenced investment operations as of the date of this SAI.

The World ex-US Fund experienced a significant decrease in its portfolio turnover rates from the fiscal year ended March 31, 2009 to the fiscal year ended March 31, 2010. This decrease is primarily due to the same sub-advisors having managed the Fund throughout the fiscal year ended March 31, 2010 as opposed to the fiscal year ended March 31, 2009, during which a change in sub-advisors resulted in a repositioning of the Fund’s portfolio.

Taxes

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified below under the subheading, “Taxation of Fund Distributions – Tax-Exempt Fixed Income Fund.”

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Internal Revenue Code (the “Code”) and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest,

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dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•           Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•           Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•           Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below.

Capital loss carryovers.  The Fund will offset its capital gains with any available capital losses without being required to pay taxes on or distribute such gains that are offset by the losses. Capital losses of the Fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year, subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers that expire unused, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  As of March 31, 2010, the following Funds had capital loss carryovers available for federal income tax purposes, which expire in the year indicated:

	Capital losses expiring:
	3/31/12	3/31/13	3/31/14	3/31/15	3/31/16	3/31/17	3/31/18
Large Cap Growth Fund	--	--	--	--	--	$(46,208,208)	$(59,171,144)
Large Cap Value Fund	--	--	--	--	--	(55,440,627)	(146,948,668)
Small/Mid Cap Core Fund	--	--	--	--	--	(23,189,121)	(12,877,160)
World ex-US Fund	--	--	--	--	--	(85,366,736)	(139,582,037)
Tax-Exempt Fixed Income Fund	$(16,163)	$(128,240)	$(10,395)	$(573,575)	$(1,190,258)	(3,325,230)	(2,354,785)
Core Fixed Income Fund	--	--	--	--	--	--	(3,523,058)

Post-October losses.  The Fund presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.  The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Fund’s net capital gain for capital gain dividend purposes (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  The Fund may also elect to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the

58

result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified dividend income for individuals.”

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs  (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified dividend income for individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program or (c) with respect to stock of a

59

foreign corporation that is readily tradable on an established securities market in the United States.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund

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may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.

Tax credit bonds.  If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Taxation of Fund Distributions – Tax-Exempt Fixed Income Fund.  The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of Municipal Securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.  For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income.  The maximum amount of Social Security benefits that may be included in gross income is 85%.

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Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable.  However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under “Taxation of Fund Distributions.”

Alternative minimum tax — private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” Municipal Securities issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.  In addition, exempt-interest dividends derived from all Municipal Securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Emergency Economic Stabilization Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund,

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subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.  Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under “Investment Policies and Associated Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise

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terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type

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income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion Income)” and “Foreign Shareholders — U.S. withholding tax at the source” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment.  A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified

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organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund is generally treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Securities lending.  While securities are loaned out by a fund, the fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Backup Withholding.  By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•           provide your correct social security or taxpayer identification number,
•           certify that this number is correct,
•           certify that you are not subject to backup withholding, and
•           certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Exempt-interest dividends.  In general, exempt-interest dividends designated by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

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Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

•           The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•           You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•           If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•           In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

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Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. As of the date of this Statement of Additional Information, the U.S. federal estate tax is repealed for one year for decedents dying on or after January 1, 2010 and before January 1, 2011, unless reinstated earlier, possibly retroactively to January 1, 2010.  On and after the date the U.S. estate tax is reinstated, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

The Funds may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The

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performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Funds or to the Advisor, should be considered in light of a Funds’ investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

Independent Registered Public Accounting Firm

KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm, whose services include audit of the Funds’ financial statements and the performance of other related audit and tax services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Financial Statements

The 2010 Annual Report for the Funds for the fiscal period ended March 31, 2010 is a separate document than this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

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Appendix A

Standard & Poor’s® (“S&P®”) Corporate Bond Rating Definitions

AAA-Debt rated “AAA” has the highest rating assigned by S&P®. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating “CI” is reversed for income bonds on which no interest is being paid.

D-Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service©, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated “Aa” are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated “A” possess many favorable investment attributes and are considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are “Ba” are judged to have speculative elements; their future cannot be considered well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1

B-Bonds which are rated “B” generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch, Inc.© Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A-Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

A-2

Appendix B

The following information is a summary of the proxy voting guidelines for the Advisor and the sub-advisors.

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.
GPS Funds I

I.	Introduction

Genworth Financial Wealth Management, Inc. (the “Advisor”) is the investment advisor of each of the 13 separate mutual funds (each a “Fund” and collectively the “Funds”) within GPS Funds I (the “Trust”), an open-end management investment company.  The Advisor selects one or more sub-advisors (“sub-advisors”) to manage distinct segments of a market or asset class for each Fund.

II.	Delegation of Proxy Voting Authority

The Board of the Trust (the “Board”) has delegated each Fund’s proxy voting authority to the Advisor.  The Advisor, in turn, has contractually delegated each Fund’s proxy voting authority to its respective sub-advisor(s).

III.	REVIEW OF SUB-ADVISORS’ PROXY VOTING

The Advisor will review each sub-advisor’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the U.S. Securities and Exchange Commission (the “SEC”).  The Advisor will report to the Board at least annually regarding the compliance of each sub-advisor’s proxy voting guidelines with such SEC standards, including the procedures that each sub-advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of the sub-advisor.

A.      Reporting of Conflicts of Interest.

The sub-advisors shall report to the Advisor on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.  The Advisor shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the sub-advisors.

IV.	RECORDING OF PROXY VOTES

Each sub-advisor shall provide the following information to the Advisor for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the Trust’s report on Form N-PX:

A.	The name of the issuer of the portfolio security;
B.	The exchange ticker symbol of the portfolio security;
C.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
D.	The shareholder meeting date;
E.	A brief identification of the matter voted on;
F.	Whether the matter was proposed by the issuer or by a security holder;
G.	Whether the sub-advisor cast its vote on the matter;
H.	How the sub-advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
I.	Whether the sub-advisor cast its vote for or against management.

This information shall be provided by each sub-advisor to the Advisor by July 31 of each year in the format specified by the Advisor.

Disclosure of Proxy Voting Guidelines

A.	Registration Statement

All of the Trust’s registration statement filings with the SEC on Form N-1A after July 1, 2003 shall contain a description of these Proxy Voting Guidelines and those of the sub-advisors.

B.	Registration Statement, Annual Report and Semi-Annual Report

All of the Trust’s registration statement filings on Form N-1A with the SEC after July 1, 2003, as well as any annual or semi-annual reports to shareholders after the effective date of such registration statement, shall disclose that these Proxy Voting Guidelines and those of the sub-advisors shall be available:

•	By calling a specified toll-free number to obtain a hard copy; or
•	By going to the SEC website at http://www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for a description of these Proxy Voting Guidelines and those of the sub-advisors, it will deliver the description that is disclosed in the Statement of Additional Information included in the Trust’s registration statement.  This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

V.	FORM N-PX

A.	Preparation and Filing of Form N-PX

The Advisor, on behalf of the Trust, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year.

B.	Disclosure of Voting Record in Registration Statement, Annual Report and Semi-Annual Report

•
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 888-278-5809 (toll free); or on the SEC’s website at www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for the Trust’s proxy voting record, the Advisor shall send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

D.	Maintenance on the Trust’s Website

If the Trust discloses that its proxy voting record is available on or through its website, the Trust must make available free of charge the information disclosed in its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Trust’s most recently filed report on Form N-PX must remain available on or through its website for as long as the Trust discloses that its proxy voting record is available on or through its website.

VI.	PROXY ISSUES WITH RESPECT TO SECURITIES ON LOAN

If voting rights with respect to loaned securities owned by clients have passed to the borrower, the Advisor will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the ‘economic best interests’ of the client.  For a proposal to have a material effect on the ‘economic best interests’ of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer’s stock; (ii) the client must own a sufficient percentage of the issuer’s stock so that the client’s affirmative or negative vote would be likely to affect the outcome of the proposal; and (iii) with respect to the Fund, the issuer’s stock must represent a sufficient portion of the Fund’s net assets such that the likely change in the market price of the issuer’s stock would affect the net asset value of the Fund.

The Advisor will rely on the sub-advisors to inform it when there is a material proxy.  In these cases, the Advisor will verify whether the security is on loan.  If the security is on loan, the Advisor will instruct U.S. Bank to recall the security immediately to enable the sub-advisor to vote the proxy.

Wellington Management Company, LLP
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Large Cap Growth Fund

The Fund for which Wellington Management Company, LLP (“Wellington Management”) serves as sub-advisor has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of Wellington Management’s Global Proxy Policy and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Wellington Management’s Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote and/or excessive costs.

Barrow, Hanley, Mewhinney & Strauss, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Large Cap Value Fund and
the GuideMarkSM Core Fixed Income Fund

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains RiskMetrics Group (“RiskMetrics”) for corporate governance research and generally uses RiskMetrics’s policy recommendations unless a decision is made to override a specific issue. BHMS’s director of equity operations, who serves as its proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee
•
BHMS’ Proxy Oversight Committee reviews and reevaluates RiskMetrics’s policies.  Policy modifications and updates implemented by RiskMetrics will be reviewed by the Proxy Oversight Committee on an on-going basis to ensure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes BHMS’s president, two portfolio managers and the proxy coordinator.

Conflicts of Interest
•
All proxies will be voted uniformly in accordance with RiskMetrics’s recommendations unless BHMS overrides a specific issue. This includes proxies of companies that are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement its policy and reviews to monitor and ensure that its policy is observed, implemented properly and amended or updated, as appropriate, including:

•           BHMS sends a daily electronic transfer of all stock positions to RiskMetrics.
•	RiskMetrics identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•           Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
•           Domestic Equity Accounts
BHMS’s proxy coordinator reviews each proposal and evaluates RiskMetrics’s recommendations. If further research is required, the proxy coordinator will direct the RiskMetrics’s research to the analyst following the security. Generally, proposals are voted in accordance with RiskMetrics’s recommendations unless BHMS overrides a specific issue. The proxy coordinator sends all voting decisions to RiskMetrics through RiskMetrics’ secure, proprietary, online system.
International Value and Diversified Small Cap Value Accounts
All proxies are voted uniformly in accordance with RiskMetrics’ recommendations.
•           RiskMetrics verifies that every vote is received, voted, and recorded.
•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.
•	All voting records are retained on the network, which is backed up daily. RiskMetrics retains records for seven years.
•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing: clientservices@barrowhanley.com.
•
BHMS will identify any conflicts that exist between its interests and the client by reviewing the relationship of it with the issuer of each security to determine if BHMS or any of its employees have any financial, business, or personal relationship with the issuer.

•
If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
•           BHMS will maintain a record of the voting resolution of any conflict of interest.
•           The proxy coordinator shall retain the following proxy records in accordance with the
SEC’s five-year retention requirement:
•	These policies and procedures and any amendments;
•	A record of each vote cast; and
•	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

BHMS’ director of equity operations/proxy coordinator is responsible for implementing and monitoring its proxy voting policy, procedures, disclosures and recordkeeping, including outlining its voting guidelines in its procedures.

Pyramis Global Advisors, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Small/Mid Cap Core Fund and
The GuideMarkSM World ex-US Fund

I.	General Principles

A.
Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.
FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients.  In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company.  A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers.  Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research.  A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

F.
Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.  Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.
Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange.  Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States.  When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.
Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment.  If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.
Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer.  Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company - a company included in the Russell 1000® Index.

H.	Small-Capitalization Company - a company not included in the Russell 1000® Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company - a company with market capitalization under US $300 million.

J.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill.  In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.
The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.
Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.
The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.
The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson.  However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats).  Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

    1.  (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

   2.  In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

         3. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

4.  The plan includes an Evergreen Provision.

5. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

Pyramis will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

B.   Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity.  In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs.  For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders.  Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase.  Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Pyramis accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

              Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.
In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.
In the case of proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders.  However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Shares of Investment Companies

A.
If applicable, when a Pyramis  account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”).  Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.
Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate.  Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

Marsico Capital Management, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Opportunistic Equity Fund

Statement of Policy

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•
MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies.  Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests.  Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•
In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders.  In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•
MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies).  Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.  MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•
In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action.  In other cases, MCM might use other procedures to resolve an apparent material conflict.

•
MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients.  MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•
MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures.  MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date.  Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Westfield Capital Management Company, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Opportunistic Equity Fund

Westfield Capital Management Company, L.P. (“Westfield”) believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. As such, Westfield seeks to vote all proxies in the best interests of its clients as investors. Westfield also recognizes that the voting of proxies is an investment responsibility having economic value.

Unless the security analyst believes that following the guidelines would not be in an investor’s best interest, Westfield will vote the Fund’s proxies in accordance with its written Proxy Policy and Guidelines. Westfield has retained Glass Lewis & Co. to assist it in the proxy voting process, as well as to provide corporate governance research. Any ballot proposals that are not specifically addressed in Westfield’s written policy will be voted in a manner consistent with Glass Lewis’ policy.

If a conflict of interest should arise when voting proxies, Westfield will vote proxies based solely on the investment merits of the proposal. In most cases, Westfield will default to Glass Lewis’ standard policy on such occasions. If a material conflict arises, Westfield’s proxy team will consult with the Compliance team and/or the firm’s Operating & Risk Management Committee for resolution.

Westfield will use best efforts to obtain proxy ballots in a timely manner. In some instances, Westfield will not be able to vote a proxy on behalf of the Fund because of securities lending, late receipt of proxy materials, or inability to obtain proxy materials.

Diamond Hill Capital Management, Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Opportunistic Equity Fund

These policies and procedures apply to the voting of proxies by Diamond Hill Capital Management, Inc. (“Diamond Hill”) for accounts in which it has proxy voting discretion.

Summary of Proxy Voting Guidelines

The fundamental guideline followed by Diamond Hill in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries. Absent special circumstances, it is the policy of Diamond Hill to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Policies and Procedures (the “Policies and Procedures”) (available upon request).

I. Diamond Hill

Diamond Hill has adopted the Policies and Procedures to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable laws. Diamond Hill will maintain electronic copies of proxy voting information provided by any independent third parties.

II. Application of Proxy Voting Guidelines

The key objective of Diamond Hill’s Policies and Procedures is to maximize the value of the stock held in its clients’ portfolios. The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, Diamond Hill also recognizes that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications for the shareholders.

Diamond Hill’s Policies and Procedures contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; equity-based compensation plans, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; and shareholder rights plans. Diamond Hill applies these proxy voting policies flexibly and reserves the right to seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company. Diamond Hill believes that individual portfolio managers are the most knowledgeable and best suited to make decisions with regard to proxy votes, and therefore relies on those individuals to make the final decision on how to cast proxy votes.

III. Conflicts of Interest

Conflicts of interest may arise from various sources. Diamond Hill encourages clients who have objectives that differ to notify Diamond Hill that they will vote their proxies themselves, either permanently or temporarily. Otherwise, Diamond Hill will vote its clients’ shares in keeping with the Policies and Procedures. In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and the interests of Diamond Hill or its affiliates, on the other. In such a case, Diamond Hill will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of mutual funds, Diamond Hill will forward the proxy materials to the independent trustees, consistent with the Policies and Procedures.

IV. Proxy Voting Records; Client Disclosures

Diamond Hill will maintain the following records relating to proxy votes cast under these Policies and Procedures:

•           A copy of these Policies and Procedures.
•           A record of each vote cast by Diamond Hill on behalf of a client.

•           A copy of each written client request for information on how Diamond Hill voted proxies on behalf of the client, and a copy of any written response by Diamond Hill to any client request for information on how it voted proxies.

Diamond Hill will retain the foregoing records for such period of time as is required to comply with applicable laws and regulations. Diamond Hill also will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

Knightsbridge Asset Management, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Opportunistic Equity Fund

These policies and procedures, which may be amended from time to time, apply to the voting of proxies by Knightsbridge Asset Management, LLC (“Knightsbridge”) for accounts over which Knightsbridge has proxy-voting authority. These policies and procedures, as dated above, supersede all previously dated versions.

SECTION 1 - PROXY VOTING GUIDELINES

The fundamental guideline followed by Knightsbridge in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Knightsbridge to exercise its proxy voting discretion in accordance with its proxy voting guidelines (the “Proxy Voting Guidelines”). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Any changes to the Proxy Voting Guidelines must be pre-approved by the Chief Compliance Officer (“CCO”).

SECTION 2 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising such voting discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained by Knightsbridge as part of the recordkeeping process.

SECTION 3 - ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Knightsbridge, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Knightsbridge to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 4 - CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 5 - OTHER SPECIAL SITUATIONS

Knightsbridge may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed Knightsbridge that it wishes to retain the right to vote the proxy, Knightsbridge will instruct the custodian to send the proxy material directly to the client, 2) where Knightsbridge deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with Knightsbridge, 4) where a proxy is received for a security Knightsbridge no longer manages (i.e. Knightsbridge had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, if any accounts over which Knightsbridge has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party, Knightsbridge will be unable to vote any security that is out on loan to a borrower because title to loaned securities passes to the borrower. If Knightsbridge has investment discretion over such account(s), however, it reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

SECTION 6 - CONFLICTS OF INTEREST

Knightsbridge may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Knightsbridge and/or one of its employees may occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at any time, the Responsible Voting Party becomes aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, he will promptly document and handle such conflict in accordance with the following:

1.	Where the Proxy Voting Guidelines outline Knightsbridge’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with Knightsbridge’s Proxy Voting Guidelines.

2.
Where the Proxy Voting Guidelines outline Knightsbridge’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by Knightsbridge depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

B.	Voting the proxy pursuant to client direction.

SECTION 7 - VOTING RESPONSIBILITY

Knightsbridge currently subscribes to the services of unaffiliated third party proxy vendors that provide written vote recommendations/guidelines for Knightsbridge’s core holdings and administrative and record-keeping assistance. Knightsbridge’s Principals or their designee has the responsibility for casting votes on proxies received by Knightsbridge (the “Responsible Voting Party”) and will vote such proxies based on the Proxy Voting Guidelines and vote recommendations of any third party vendor.

SECTION 8 - PROXY VOTING RECORDS

Knightsbridge will maintain the following records under these policies and procedures:

1.	A copy of all policies and procedures.

2.	A copy of each proxy statement Knightsbridge receives regarding client’s securities.

3.	A record of each vote cast by Knightsbridge on behalf of a client.

4.	A copy of any document created by Knightsbridge that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

5.
A copy of each written client request for information on how Knightsbridge voted proxies on behalf of the requesting client, and a copy of any written response by Knightsbridge to any (written or oral) client request for information on how Knightsbridge voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Knightsbridge may rely on one or more third parties to create and retain the records referred to in these policies.

SECTION 9 - CLIENT DISCLOSURES

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request. It is generally Knightsbridge’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Goldman Sachs Asset Management, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Core Fixed Income Fund

Goldman Sachs Asset Management, L.P. (“GSAM”)1 has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”).  These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services GSAM provides to its advisory clients who have authorized GSAM to address these matters on their behalf.  GSAM’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest.  These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which GSAM has voting power on any record date, GSAM follows customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.  They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.  Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors GSAM considers in determining how the vote should be cast.

The principles and positions reflected in this Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions.  Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including its use of the GSAM Guidelines, to ensure it continues to be consistent with its guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines.  In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions.  Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

1 For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs & Partners Australia Pty Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

** The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations.  Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process.  The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.  On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation.  In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations.  The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote.  A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients.  As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation.  GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function.  The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.  In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.  In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions.  These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue.  Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies.  AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances.  To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested.  Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Delaware Management Company
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Tax-Exempt Fixed Income Fund

If and when proxies need to be voted on behalf of the Fund, Delaware Management Company (“DMC”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”).  DMC has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing DMC’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow DMC to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, DMC has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation and a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”) to analyze proxy statements on behalf of the Fund and other DMC clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, DMC will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and DMC will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

DMC has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which  DMC receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for DMC to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMC during the proxy voting process. In the very limited instances where DMC is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMC or affiliated persons of  DMC. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Nuveen Asset management, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the GuideMarkSM Tax-Exempt Fixed Income Fund

Nuveen Asset Management, LLC (“NAM”) is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  NAM has adopted policies and procedures to address its proxy voting responsibilities.

Although municipal bonds themselves do not typically solicit proxies, equity securities of municipal bond and other funds do solicit proxies from time to time.  In addition, NAM may on rare occasion acquire, directly or indirectly, equity securities of a municipal bond issuer whose bonds the fund already owns for the purpose of preventing the credit deterioration or facilitate the liquidation or other workout of a distressed issuer.

Where NAM has responsibility to vote proxies with respect to a particular security, NAM has engaged RiskMetrics Group (or will engage another third party proxy voting service) to vote such proxy or to determine how the proxy should be voted, regardless whether the proxy has or would present NAM with a material conflict of interest. NAM may alternatively vote the proxy with the consent, or based on the instructions, of the fund’s Board or Directors or Trustees or its representative.

NAM may instruct RiskMetrics not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NAM deems appropriate under the circumstances.  For example, NAM may refrain from proxy voting if, as a result of voting, subsequent purchases or sales of such securities would be blocked or the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to NAM or the client (such as imputing control with respect to the issuer).

In the ordinary course of business, NAM will rely on RiskMetrics to vote the proxy or to determine how the proxy should be voted, regardless whether the proxy has or would present NAM with a material conflict of interest. If NAM determines that it wishes to override RiskMetrics’s recommendations and vote the proxy, it must first determine whether voting the proxy would present it with a material conflict of interest. If voting the proxy would present NAM with a material conflict of interest, then NAM may not override RiskMetrics’s recommendation. A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described above is present.

In its process of determining whether there are material conflicts of interest, NAM does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors. Business arrangements that NAM is not actively involved in shall not be deemed to raise a material conflict of interest for NAM.

NAM shall retain are required records relating to the voting of proxies.

GPS FUNDS I (formerly ASSETMARK FUNDS)

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	Declaration of Trust

(1)
Certificate of Trust as filed with the Secretary of State of Delaware on January 2, 2001 was previously filed with Registrant’s Initial Registration on Form N-1A with the SEC on January 9, 2001 and is incorporated by reference.

(2)
Agreement and Declaration of Trust dated January 8, 2001 was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(3)
AssetMark Funds Officer’s Certificate dated October 4, 2006, certifying that the eight initial series of shares of the Trust were designated and established at an organizational meeting of the Board of Trustees of the Trust held on March 29, 2001, was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on January 31, 2007 and is incorporated by reference.

(4)
AssetMark Funds Officer’s Certificate dated January 31, 2007, certifying that the five additional series of shares of the Trust were created and established by written consent of the Board of Trustees as of January 31, 2007, was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007 and is incorporated by reference.

(5)
GPS Funds I Officer’s Certificate dated March 24, 2011, certifying that an additional series of the Trust was created and established at a meeting of the Board of Trustees as of September 2, 2011 – filed herewith.

(b)	Bylaws

(1)
Bylaws dated January 8, 2001 were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and are incorporated by reference.

(c)	Instruments Defining Rights of Security Holders

See Articles III, V and VI of the Registrant’s Agreement and Declaration of Trust previously filed with the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and incorporated by reference.

See also, Article II of the Registrant’s Bylaws, previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and incorporated by reference.

(d)	Investment Advisory Agreements

(1)
Investment Advisory Agreement between Registrant and Genworth Financial Wealth Management, Inc. (formerly known as AssetMark Investment Services, Inc.) dated October 20, 2006 was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

(a) Amendment to the Investment Advisory Agreement between Registrant and Genworth Financial Wealth Management, Inc. (formerly known as AssetMark Investment Services, Inc.) dated May 15, 2007 was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

	(2)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Diamond Hill Capital Management, Inc. – filed herewith.

(3)
Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. (formerly known as AssetMark Investment Services, Inc.) and Nuveen Asset Management was previously filed with Registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A with the SEC on July 30, 2008 and is incorporated by reference.

(4)
Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Goldman Sachs Asset Management, L.P. was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

	(5)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC – filed herewith.

(6)
Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. (formerly known as AssetMark Investment Services, Inc.) and Delaware Management Company was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

	(7)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Wellington Management Company – filed herewith.

	(8)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Westfield Capital Management Company, L.P. – filed herewith.

	(9)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Marsico Capital Management, LLC – filed herewith.

	(10)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Knightsbridge Asset Management, LLC – filed herewith.

	(11)	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Pyramis Global Advisors, LLC – filed herewith.

(e)	Underwriting Agreements

(1)
Form of Distribution Agreement between Registrant and Capital Brokerage Corporation was previously filed with Registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A with the SEC on July 30, 2008 and is incorporated by reference.

(2)
Sub-Distribution Agreement between Registrant, Capital Brokerage Corporation and Quasar Distributors, LLC was previously filed with Registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A with the SEC on July 30, 2008 and is incorporated by reference.

(f)	Bonus or Profit Sharing Contracts

Not Applicable.

(g)	Custodian Agreements

(1)
Form of Amended and Restated Custody Agreement between Registrant and U.S. Bank, N.A was previously filed with Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A with the SEC on October 29, 2004 and is incorporated by reference.

(a) Amendment to Amended and Restated Custody Agreement between Registrant and U.S. Bank, N.A. was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(h)	Other Material Contracts

(1)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(a) Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(b) Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated May 25, 2004 was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

(2)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(a) Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(b) Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated August 27, 2002 was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference..

(3)
Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC, as amended and restated on March 16, 2006 was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

(a) Amendment to Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

(4)
Fee Waiver Agreement between Registrant and Genworth Financial Wealth Management, Inc.   dated July 31, 2009 was previously filed with Registrant’s Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A with the SEC on July 31, 2009 and is incorporated by reference.

(5)
Expense Waiver and Reimbursement Agreement between Registrant and Genworth Financial Wealth Management, Inc. (formerly known as AssetMark Investment Services, Inc.) dated May 15, 2007, was previously filed with Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A with the SEC on July 31, 2007 and is incorporated by reference.

	(6)	Form of Administrative Services Agreement between the Registrant and Genworth Wealth Management, Inc. – filed herewith.

(i)	Opinion and Consent of Counsel

(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005 and is incorporated by reference.

	(2)	Opinion of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007 and is incorporated by reference.

	(3)	Opinion of Counsel – filed herewith.

(j)	Other Opinions

(1)
Power of Attorney dated July 22, 2008 was previously filed with Registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A with the SEC on July 30, 2008 and is incorporated by reference.

(k)	Omitted Financial Statements

Not Applicable.

(l)	Initial Capital Agreements

(1)
Agreement Relating to Initial Capital was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(m)	Rule 12b-1 Plan

(1)
Form of Distribution Plan (Rule 12b-1 Plan) was previously filed with Registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A with the SEC on July 30, 2008 and is incorporated by reference.

(n)	Rule 18f-3 Plan

	(1)	Rule 18f-3 – filed herewith.

(o)	Reserved.

(p)	Code of Ethics

(1)
Joint Code of Ethics for Genworth Financial Wealth Management, AssetMark Funds, Genworth Financial Asset Management Funds, Genworth Variable Insurance Trust, Genworth Financial Trust Company and Capital Brokerage Corporation – filed herewith.

	(2)	Code of Ethics for Diamond Hill Capital Management, Inc. - filed herewith.

(3)
Code of Ethics for Nuveen Asset Management, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A with the SEC on July 31, 2009 and is incorporated by reference.

(4)
Code of Ethics for Goldman Sachs Asset Management, L.P. was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

(5)
Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

(6)
Code of Ethics for Delaware Management Company was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

(7)
Code of Ethics for Wellington Management Company, LLP  was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on July 30, 2010 and is incorporated by reference.

	(8)	Code of Ethics for Marsico Capital Management, LLC – filed herewith.

	(9)	Code of Ethics for Westfield Capital Management Co. – filed herewith.

	(10)	Code of Ethics for Pyramis Global Advisors, LLC – filed herewith.

	(11)	Code of Ethics for Knightsbridge Asset Management, LLC – filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

Article VII, Section 1 of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent of the Trust; and Investment Adviser, Principal Underwriter or placement agent of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  Nothing herein contained shall limit the liability of any agent from or against any liability to the Trust or any Shareholder to which such agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties to the Trust or the Shareholders.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

 Item 31. Business and Other Connections of the Investment Advisor.

Other business, profession, vocation or employment of a substantial nature in which each director, partner or principal officer of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Genworth Financial Wealth Management, Inc. (the “Advisor”)

The Advisor is the investment advisor to each of the Registrant’s series, which currently consist of: GuideMark Large Cap Growth Fund, GuideMark Large Cap Value Fund, GuideMark Small/Mid Cap Core Fund, GuideMarkWorld ex-US Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund and GuideMark Opportunistic Equity Fund (the “Funds”).  The principal business address of the Advisor is 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967.  The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-56323), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Diamond Hill is a subadvisor to the Registrant’s Large Cap Value Fund.  The principal business address of Diamond Hill is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.  Diamond Hill is an investment advisor registered under the Advisers Act.  Additional information as to Diamond Hill and the directors and officers of Diamond Hill is included in Diamond Hill’s Form ADV filed with the Commission (File No. 801-32176), which is incorporated herein by reference and sets forth the officers and directors of Diamond Hill and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Nuveen Asset Management, LLC (“NAM”)

NAM is a subadvisor to the Registrant’s Tax-Exempt Fixed Income Fund.  The principal business address of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.  NAM is an investment advisor registered under the Advisers Act.  Additional information as to NAM and the directors and officers of NAM is included in NAM’s Form ADV filed with the Commission (File No. 801-14147), which is incorporated herein by reference and sets forth the officers and directors of NAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Goldman Sachs Asset Management, L.P. (“GSAM”)

GSAM is a subadvisor to the Registrant’s Core Plus Fixed Income Fund.  The principal business address of GSAM is 200 West Street, New York, New York 10282.  GSAM is an investment advisor registered under the Advisers Act.  Additional information as to GSAM and the directors and officers of GSAM is included in GSAM’s Form ADV filed with the Commission (File No. 801-37591), which is incorporated herein by reference and sets forth the officers and directors of GSAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”)

Barrow is a subadvisor to the Registrant’s Core Plus Fixed Income Fund and Large Cap Value Fund.  The principal business address of Barrow is 2200 Ross Avenue, 31st  Floor, Dallas, Texas 75201.  Barrow is an investment advisor registered under the Advisers Act.  Additional information as to Barrow and the directors and officers of Barrow is included in Barrow’s Form ADV filed with the Commission (File No. 801-31237), which is incorporated herein by reference and sets forth the officers and directors of Barrow and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Delaware Management Company (“DMC”)

DMC is a subadvisor to the Registrant’s Tax-Exempt Fixed Income Fund.  The principal business address of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7098.  DMC is a series of Delaware Management Business Trust, and an investment advisor registered under the Advisers Act.  Additional information as to DMC and the directors and officers of DMC is included in DMC’s Form ADV filed with the Commission (File No. 801-32108), which is incorporated herein by reference and sets forth the officers and directors of DMC and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Wellington Management Company, LLP (“Wellington Management”)

Wellington Management is the subadvisor to the Registrant’s Large Cap Growth Fund.  The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.  Wellington Management is an investment advisor registered under the Advisers Act.  Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Pyramis Global Advisors, LLC (“Pyramis”)

Pyramis is the subadvisor to the Registrant’s Small/Mid Cap Core Fund and World ex-US Fund.  The principal business address of Pyramis  is 900 Salem Street, Smithfield, RI 02917.  Pyramis is an investment advisor registered under the Advisers Act.  Additional information as to Pyramis and the directors and officers of Pyramis is included in Pyramis’ Form ADV filed with the Commission (File No. 801-63658), which is incorporated herein by reference and sets forth the officers and directors of Pyramis and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Marsico Capital Management, LLC (“Marsico”)

Marsico is a sub-advisor to the Opportunistic Equity Fund.  Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.  Marsico is an investment advisor registered under the Advisers Act.  Additional information as to Marsico and the directors and officers of Marsico is included in Marsico’s Form ADV filed with the Commission (File No. 801-_____), which is incorporated herein by reference and sets forth the officers and directors of Marsico and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Westfield Capital Management Company, L.P. (“Westfield”)

Westfield is a sub-advisor to the Opportunistic Equity Fund.  Westfield is located at One Financial Center, 24th Floor, Boston, Massachusetts 02111. Westfield is an investment advisor registered under the Advisers Act.  Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-69413), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Knightsbridge Asset Management, LLC (“Knightsbridge”)

Knightsbridge is a sub-advisor to the Opportunistic Equity Fund.  Knightsbridge is located at 660 Newport Center Drive, Suite 460, Newport Beach, CA  92660. Knightsbridge is an investment advisor registered under the Advisers Act.  Additional information as to Knightsbridge and the directors and officers of Knightsbridge is included in Knightsbridge’s Form ADV filed with the Commission (File No. 801-55731), which is incorporated herein by reference and sets forth the officers and directors of Knightsbridge and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriter.

(a)           Capital Brokerage Corporation (“CBC”) also serves as distributor for flexible premium variable annuity contracts and variable life insurance policies issued through Separate Accounts I, II, III, 4, 5 and 6 of Genworth Life and Annuity Insurance Company, and as distributor for the  Genworth Financial Asset Management Funds and the Genworth Variable Insurance Trust.

(b)           The information required by this Item 27 with respect to each director and officer of CBC is incorporated herein by reference to Schedule A of Form BD filed by CBC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c)            Not Applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in the following locations:

Records Relating to:
Are located at:
Registrant’s Fund Accountant,
Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Registrant’s Investment Advisor
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523-3967

Registrant’s Sub-Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Registrant’s Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Registrant’s Distributor
Capital Brokerage Corporation
6620 West Broad Street, Building 2
Richmond, VA 23230

Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

Barrow, Hanley, Mewhinney & Strauss, LLC
2200 Ross Avenue, 31st Floor
Dallas, Texas 75201.

Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7098

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, Colorado 80202.

Pyramis Global Advisors, LLC
900 Salem Street
Smithfield, RI 02917

Westfield Capital Management Company, L.P.
One Financial Center, 24th Floor
Boston, Massachusetts 02111.

Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, CA  92660

Item 34. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused Post-Effective Amendment Nos. 23/24 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pleasant Hill, and in the State of California on March 28, 2011.

ASSETMARK FUNDS

By:  /s/ Carrie E. Hansen
        Carrie E. Hansen, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Ronald D. Cordes* Ronald D. Cordes	Trustee and Chairperson	March 28, 2011
William J. Klipp* William J. Klipp	Independent Trustee	March 28, 2011
R. Thomas DeBerry* R. Thomas DeBerry	Independent Trustee	March 28, 2011
Dennis G. Schmal* Dennis G. Schmal	Independent Trustee	March 28, 2011
/s/ Carrie E. Hansen Carrie E. Hansen	President	March 28, 2011
/s/ Starr E. Frohlich Starr E. Frohlich	Vice President and Treasurer	March 28, 2011

*By:  /s/ Carrie E. Hansen
          Carrie E. Hansen
          Attorney-in-Fact pursuant to Power of Attorney previously filed and incorporated herein by reference.

3

Exhibit Number	Description

EX-99.a.5	GPS Funds I Officer’s Certificate

EX-99.d.2	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Diamond Hill Capital Management, Inc.

EX-99.d.15	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC

EX-99.d.18	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Wellington Management Company

EX-99.d.21	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Westfield Capital Management Company, L.P.

EX-99.d.22	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Marsico Capital Management, LLC

EX-99.d.23	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Knightsbridge Asset Management, LLC

EX-99.d.24	Form of Investment Sub-Advisory Agreement between Genworth Financial Wealth Management, Inc. and Pyramis Global Advisors, LLC

EX-99.h.6	Form of Administrative Services Agreement between the Registrant and Genworth Wealth Management, Inc.

EX-99.i.3	Opinion of Counsel

EX-99.n	Rule 18f-3

EX-99.p.1
Joint Code of Ethics for Genworth Financial Wealth Management, AssetMark Funds, Genworth Financial Asset Management Funds, Genworth Variable Insurance Trust, Genworth Financial Trust Company and Capital Brokerage Corporation

EX-99.p.2	Code of Ethics for Diamond Hill Capital Management, Inc.

EX-99.p.20	Code of Ethics for Marsico Capital Management, LLC

EX-99.p.21	Code of Ethics for Westfield Capital Management Company, L.P.

EX-99.p.22	Code of Ethics for Pyramis Global Advisors, LLC

EX-99.p.23	Code of Ethics for Knightsbridge Asset Management, LLC